                      SUPPLEMENT DATED SEPTEMBER 15, 1995


                      TO PROSPECTUS DATED MAY 1, 1995 FOR

--------------------------------------------------------------------------------


                                PERIODIC PAYMENT



                           VARIABLE ANNUITY CONTRACTS

--------------------------------------------------------------------------------


                              KEMPER ADVANTAGE III


                                   ISSUED BY


                    KEMPER INVESTORS LIFE INSURANCE COMPANY



Effective September 15, 1995, new Subaccounts are being added as investment options under the Contracts. The new investment options are not available to all Contract Owners. The new investment options are available only under Contracts that are sold or serviced by broker-dealers that have entered into a selling group agreement that authorizes the sale of Contracts with the new options. Pending regulatory approval, the new options are not available in California.



The new Funds in which the Subaccounts invest are as follows:



     JANUS ASPEN SERIES


          Growth Portfolio


          Aggressive Growth Portfolio


          Worldwide Growth Portfolio


          Balanced Portfolio


          Short-Term Bond Portfolio



     LEXINGTON NATURAL RESOURCES TRUST


     LEXINGTON EMERGING MARKETS FUND



Prospectuses for the new Funds are attached to this Supplement.



The changes to the Prospectus follow with references to those parts of the Prospectus that are modified by this Supplement.



All references in the Prospectus to the Fund are revised to refer to the Funds, as appropriate.



INTRODUCTION



The second paragraph on the cover page of the Prospectus is revised to read as follows:



     "Purchase payments for the Contracts may be allocated to one or more of the options under which Contract values accumulate on either a variable or fixed basis. These options consist of the fourteen Subaccounts of the Separate Account and the Fixed Accumulation Option of the General Account. Each Subaccount invests in one of the Portfolios of the following management investment companies; the Kemper Investors Fund which is managed by Kemper Financial Services, Inc., the Janus Aspen Series which is managed by Janus Capital Corporation and the Lexington Natural Resources Trust and Lexington Emerging Markets Fund which are managed by Lexington Management Corporation.



     The Kemper Investors Fund currently consists of the following Portfolios:
     Money Market, Total Return, High Yield, Equity, Government Securities, International and Small Capitalization Equity ("Small Cap"). The following Portfolios of the Janus Aspen Series are available under the Contracts:
     Growth, Aggressive Growth, Worldwide Growth, Balanced and Short-Term Bond. Lexington Natural Resources Trust and Lexington Emerging Markets Fund each currently consist of only one Portfolio.



     Subaccounts and Portfolios may be added in the future. Contract values allocated to any of the Subaccounts will vary to reflect the investment performance of the corresponding Portfolio. The accompanying Prospectus for the Funds describe the investment objectives and the attendant risks of the Funds. Contract values allocated to the Fixed Accumulation Option will accumulate on a fixed basis."

The fourth paragraph on the cover page of the Prospectus is revised to read as follows:



     "THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE KEMPER INVESTORS FUND, JANUS ASPEN SERIES, LEXINGTON NATURAL RESOURCES TRUST AND LEXINGTON EMERGING MARKETS FUND. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE."



DEFINITIONS



The definitions of "Fund" and "Subaccounts" on pages 1 and 2 of the Prospectus are revised and a new definition of "Portfolio" is added as follows:



     "Fund or Funds--The Kemper Investors Fund, the Janus Aspen Series, the Lexington Natural Resources Trust and the Lexington Emerging Markets Fund, including any Portfolios thereunder."



     "Portfolio--A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund."



     "Subaccounts--The fourteen subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Portfolios."



SUMMARY



The third paragraph under "Summary" on page 2 of the Prospectus is revised to read as follows:



     "KILICO provides for variable accumulations and benefits under the Contracts by crediting purchase payments to one or more Subaccounts of the Separate Account as selected by the Contract Owner. Each Subaccount invests in one of the following corresponding Funds: the Kemper Investors Fund's Money Market, Total Return, High Yield, Equity, Government Securities, International and Small Cap Portfolios; the Janus Aspen Series' Growth, Aggressive Growth, Worldwide Growth, Balanced and Short-Term Bond Portfolios; the Lexington Natural Resources Trust; and the Lexington Emerging Markets Fund. (See "The Funds" page 7.) The Contract Values allocated to the Separate Account will vary with the investment performance of the Portfolios and Funds selected by the Contract Owner."



The second sentence of the fourth paragraph appearing on page 3 is revised to read as follows:



     "In addition, the advisers of the Funds deduct varying charges against the assets of the Funds for providing investment advisory services. (See the Funds' Prospectuses for such information.)"

The Summary of Expenses and Example Tables appearing on page 4 are revised as follows:



                             SUMMARY OF EXPENSES




CONTRACT OWNER TRANSACTION EXPENSES
Sales Load Imposed on Purchases (as a percentage of purchase payments) .................................     None
Contingent Deferred Sales Load (as apercentage of amount surrendered)*

                                     Year of Withdrawal After Purchase
                                     ---------------------------------
                                          First year ....................................................      6%
                                          Second year ...................................................      5%
                                          Third year ....................................................      4%
                                          Fourth year ...................................................      3%
                                          Fifth year ....................................................      2%
                                          Sixth year ....................................................      1%
                                          Seventh year and following  ...................................      0%
Surrender Fees  .........................................................................................    None
Exchange Fee    .........................................................................................    None
ANNUAL CONTRACT FEE (Records Maintenance Charge)** ......................................................     $36



SEPARATE ACCOUNT ANNUAL EXPENSES


(as a percentage of average daily account value)


Mortality and Expense Risk                  1.00%
Administration ..........................    .30%
Account Fees and Expenses                      0%
Total Separate Account
  Annual Expenses  ......................   1.30%




FUND ANNUAL EXPENSES


(as percentage of each Portfolio's average net assets for the period ended December 31, 1994)



                                   KINF          KINF                                     KINF
                                  MONEY         TOTAL          KINF          KINF       GOVERNMENT         KINF          KINF
                                  MARKET        RETURN      HIGH YIELD      EQUITY      SECURITIES    INTERNATIONAL   SMALL CAP
                                ---------     ---------     ---------     ---------     ----------    -------------   ---------
Management Fees ......           50%          .55%          .60%          .60%          .55%          .75%             .65%
Other Expenses  ......          .03           .06           .05           .06           .09           .18              .60
                                ---           ---           ---           ---           ---           ---             ----
Total Portfolio
  Annual Expenses  ...          .53%          .61%          .65%          .66%          .64%          .93%            1.25%
                                ===           ===           ===           ===           ===           ===             ====

                                                JANUS        JANUS                        JANUS       LEXINGTON       LEXINGTON
                                  JANUS       AGGRESIVE    WORLDWIDE       JANUS        SHORT-TERM     NATURAL        EMERGING
                                 GROWTH****   GROWTH****   GROWTH****    BALANCED****    BOND****      RESOURCES       MARKETS
                                 ----------   ----------   ----------    -----------    ----------    ---------       --------
Management Fees ......           66%          .77%          .69%          .83%            0%          1.00%             .85%
Other Expenses  ......          .22           .28           .49           .74           .65            .55              .45
                                ---          ----          ----          ----           ---           ----             ----
Total Portfolio
  Annual Expenses  ...          .88%         1.05%         1.18%         1.57%          .65%          1.55%            1.30%
                                ===          ====          ====          ====           ===           ====             ====





--------------------------------------------------------------------------------


                                    EXAMPLE


--------------------------------------------------------------------------------


                                                                Subaccount                 1 year   3 years  5 years   10 years
                                                                ----------                 ------   -------  -------   --------
  If you surrender your contract at the end of the applicable   KINF Money Market            $ 83    $ 108    $ 134     $239
  time period:                                                  KINF Total Return              84      111      138      248
    You would pay the following expenses on a $1,000            KINF High Yield                84      112      140      252
    investment, assuming 5% annual return on assets:            KINF Equity                    84      112      141      253
                                                                KINF Government Securities     84      111      139      250
                                                                KINF International             87      120      154      281
                                                                KINF Small Cap                 90      130       --       --
                                                                Janus Growth                   86      119       --       --
                                                                Janus Aggressive Growth        88      124       --       --
                                                                Janus Worldwide Growth         89      128       --       --
                                                                Janus Balanced                 93      139       --       --
                                                                Janus Short-Term Bond          84      112       --       --
                                                                Lexington Natural Resources    93      138       --       --
                                                                Lexington Emerging Markets     90      131       --       --
  If you do not surrender your contract:                        KINF Money Market              21       65      111      239
    You would pay the following expenses                        KINF Total Return              22       67      115      248
    on a $1,000 investment, assuming                            KINF High Yield                22       69      117      252
    5% annual return on assets:                                 KINF Equity                    22       69      118      253
                                                                KINF Government Securities     22       68      116      250
                                                                KINF International             25       77      132      281
                                                                KINF Small Cap                 28       87       --       --
                                                                Janus Growth                   25       76       --       --
                                                                Janus Aggressive Growth        26       81       --       --
                                                                Janus Worldwide Growth         28       85       --       --
                                                                Janus Balanced                 32       97       --       --
                                                                Janus Short-Term Bond          22       69       --       --
                                                                Lexington Natural Resources    31       96       --       --
                                                                Lexington Emerging Markets     29       88       --       --



--------------------------------------------------------------------------------


The purpose of the preceding table is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner in a Subaccount will bear directly or indirectly. The table reflects expenses of both the Separate Account and the Fund. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES AND DOES NOT INCLUDE THE DEDUCTION OF STATE PREMIUM TAXES, WHICH MAY BE ASSESSED BEFORE OR UPON ANNUITIZATION. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Subaccount. The Records Maintenance Charge is a single charge, it is not a separate charge for each Subaccount. In addition, the effect of the Records Maintenance Charge has been reflected by applying the percentage derived by dividing the total amounts of annual Records Maintenance Charge collected by the total net assets of all the Subaccounts in the Separate Account. See "Contract Charges and Expenses" for more information regarding the various costs and expenses.



   * A Contract Owner may withdraw up to 10% of the Contract Value less Debt in any Contract Year without assessment of any charge. Under certain circumstances the contingent deferred sales load may be reduced or waived, including when certain annuity options are selected.



  ** Under certain circumstances the annual Records Maintenance Charge may be reduced or waived by KILICO.


 *** Annualized based on fund inception of March 30, 1994.


**** The expense figures shown are net of certain expense waivers from Janus
     Capital Corporation. Without such waivers, Management Fees, Other Expenses and Total Portfolio Operating Expenses for the Portfolios for the fiscal year ended December 31, 1994 were: 1.00%, .22% and 1.22%, respectively, for the Growth Portfolio; 1.00%, .28% and 1.28%, respectively, for the Aggressive Growth Portfolio; 1.00%, .49% and 1.49%, respectively, for the Worldwide Growth Portfolio; 1.00%, .74% and 1.74%, respectively, for the Balanced Portfolio; and 0.65%, 0.75% and 1.40%, respectively, for the Short-Term Bond Portfolio. See the prospectus and Statement of Additional Information of Janus Aspen Series for a description of these waivers.

     THE FUNDS



The section titled "The Fund" beginning on page 7 of the Prospectus is revised to read as follows:



     "The Funds



     The Separate Account invests in shares of the Kemper Investors Fund, the Janus Aspen Series, the Lexington Natural Resources Trust and the Lexington Emerging Markets Fund, open-end, management investment companies. Registration of the Funds by the Securities and Exchange Commission does not involve supervision of their management, investment practices or policies by the Commission. The Funds are designed to provide investment vehicles for variable life insurance and variable annuity contracts and, in the case of the Janus Aspen Series, certain qualified retirement plans. Shares of the Funds are sold only to insurance company separate accounts and qualified retirement plans. In addition to selling shares to separate accounts of KILICO and its affiliates, shares of the Funds may be sold to separate accounts of insurance companies not affiliated with KILICO. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of companies unaffiliated with KILICO, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Funds. Currently, neither KILICO nor the Funds foresee any such disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans. Management of the Funds has an obligation to monitor events to identify material conflicts between such owners and determine what action, if any, should be taken. In addition, if KILICO believes that a Fund's response to any of those events or conflicts insufficiently protects the owners, it will take appropriate action on its own.



     A Fund may consist of separate Portfolios. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.



     The investment objectives and policies of the Funds and their Portfolios are summarized below:



     KEMPER INVESTORS FUND



     Money Market Portfolio: This Portfolio seeks to provide maximum current income to the extent consistent with stability of principal. It will maintain a dollar weighted average portfolio maturity of 90 days or less. This Portfolio pursues its objective of maximum income and stability of principal by investing in money market securities such as U.S. Treasury obligations, commercial paper, and certificates of deposit and bankers' acceptances of domestic and foreign banks, including foreign branches of domestic banks, and will enter into repurchase agreements.



     Total Return Portfolio: This Portfolio seeks a high total return, a combination of income and capital appreciation, by investing in a combination of debt securities and common stocks. The Portfolio's investments will normally consist of fixed-income and equity securities. Fixed-income securities will include bonds and other debt securities and preferred stocks, some of which may have a call on common stocks through attached warrants or a conversion privilege. Equity investments normally will consist of common stocks and securities convertible into or exchangeable for common stocks; however the Portfolio may also make private placement investments (which are normally restricted securities).



     High Yield Portfolio: This Portfolio seeks to provide a high level of current income by investing in fixed-income securities, including lower rated and unrated securities which may entail relatively greater risk of loss of income or principal but may offer a current yield or yield to maturity which is higher. Lower and unrated securities, which are sometimes referred to by the popular press as "junk bonds," have widely varying characteristics and quality. The Portfolio invests in U.S. Government, corporate, and other notes and bonds paying high current income.



     Equity Portfolio: This Portfolio seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation. Current income will not be a significant factor. This Portfolio's investments normally will consist of common stocks and securities convertible into or exchangeable for common stocks; however, it may also make private placement investments (which are normally restricted securities).



     Government Securities Portfolio: This Portfolio seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. Government securities. The Portfolio will also invest in fixed-income securities other than U.S. Government securities, and will engage in options and financial futures transactions. The Portfolio may purchase or sell portfolio securities on a when-issued or delayed delivery basis. The Portfolio's current return is sought from interest income and net short-term gains on securities and options and futures transactions.



     International Portfolio: This Portfolio seeks a total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities. While this Portfolio invests principally in equity securities of non-United States issuers, this Portfolio may also invest in convertible and debt securities of non-United States issuers and foreign currencies.



     Small Cap Portfolio: This Portfolio seeks maximum appreciation of capital. At least 65% of its total assets normally will be invested in the equity securities of smaller companies, i.e., those having a market capitalization of $1 billion or less at the time of investment. Current income will not be a significant factor. This Portfolio's investments normally will consist primarily of common stocks and securities convertible into or exchangeable for common stocks and to a limited degree in preferred stock and debt securities.



     JANUS ASPEN SERIES



     Growth Portfolio: This Portfolio seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on companies with larger market capitalizations.



     Aggressive Growth Portfolio: This Portfolio is a nondiversified portfolio that seeks long-term growth of capital by investing primarily in common stocks. The common stocks held by the Portfolio will normally have an average market capitalization between $1 billion and $5 billion.



     Worldwide Growth Portfolio: This Portfolio seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic companies.



     Balanced Portfolio: This Portfolio seeks long-term growth of capital balanced by current income. The Portfolio normally invests 40-60% of its assets in equity securities selected for their growth potential and 40-60% in fixed-income securities.



     Short-Term Bond Portfolio: This Portfolio seeks a high level of current income while minimizing interest rate risk by investing in shorter term fixed-income securities. Its average-weighted maturity is normally less than three years.



     LEXINGTON NATURAL RESOURCES TRUST



     This Fund seeks long-term growth of capital through investment primarily in common stocks of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. Current income will not be a factor. Total return will consist of capital appreciation.



     LEXINGTON EMERGING MARKETS FUND



     This Fund seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in emerging countries and emerging markets.


                               ------------------


     There is no assurance that any of the Funds or Portfolios will achieve its stated objective. More detailed information, including a description of risks involved in investing in each of the Subaccounts that invest in the Funds, may be found in the corresponding prospectus for the Fund, which must accompany or precede this Prospectus, and the Fund's Statement of Additional Information available upon request. Read the prospectus carefully before investing.



     Kemper Financial Services, Inc., an affiliate of KILICO is the investment adviser for the seven Portfolios of the Kemper Investors Fund. Janus Capital Corporation is the investment adviser for the five available Portfolios of the Janus Aspen Series. Lexington Management Corporation is the investment adviser for the Lexington Natural Resources Trust and the Lexington Emerging Markets Fund. The investment advisers are paid fees for their services by the Funds they manage. KILICO may receive compensation from the investment advisers of the Funds for services related to the Funds. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangement.

     For their advisory services to the Portfolios, the advisers receive compensation at the following rates:



     KEMPER INVESTORS FUND



     Kemper Financial Services, Inc. receives compensation monthly at annual rates equal to .50 of 1%, .55 of 1%, .60 of 1%, .60 of 1%, .55 of 1%, .75
     of 1% and .65 of 1% of the average daily net asset values of the Money Market Portfolio, the Total Return Portfolio, the High Yield Portfolio, the Equity Portfolio, the Government Securities Portfolio, the International Portfolio, and the Small Cap Portfolio, respectively.



     JANUS ASPEN SERIES



     Janus Capital Corporation receives a monthly advisory fee for the Growth Portfolio, the Aggressive Growth Portfolio, the Worldwide Growth Portfolio and the Balanced Portfolio based on the following schedule (expressed as an annual rate):



                                  AVERAGE DAILY NET
                                 ASSETS OF PORTFOLIO             ANNUAL RATE
                        --------------------------------------   -----------
                        First $30,000,000.....................      1.00%
                        Next $270,000,000.....................       .75%
                        Next $200,000,000.....................       .70%
                        Over $500,000,000.....................       .65%



     However, Janus Capital Corporation has agreed to reduce each of the above Portfolios' advisory fees to the extent that such fee exceeds the effective rate of a fund managed by Janus Capital Corporation with similar investment objective and policies.



     Janus Capital Corporation receives a monthly advisory fee for the Short-Term Bond Portfolio based on the following advisory fee schedule (expressed as an annual rate): .65% of the first $300,000,000 of the average daily net assets plus .55% of the average daily net assets in excess of $300,000,000.



     LEXINGTON NATURAL RESOURCES TRUST



     Lexington Management Corporation receives a monthly investment advisory fee at the annual rate of 1.00% of the Fund's average net assets.



     LEXINGTON EMERGING MARKETS FUND



     Lexington Management Corporation receives a monthly investment advisory fee at the annual rate of 0.85% of the Fund's average net assets.



PERFORMANCE INFORMATION



The third sentence appearing under Performance Information on page 9 of the Prospectus is revised to read as follows:



     "The High Yield Subaccount, the Government Securities Subaccount and the Janus Short-Term Bond Subaccount may also advertise 'yield'."



The following is added on page 10 of the Prospectus to the end of the paragraph appearing under Performance Information:



     "In addition, the Subaccounts may provide comparative information with regard to the Standard & Poor's Midcap Index, Lehman Brothers Government/Corporate 1-3 Year Bond Index, Lehman Brothers Long Government/Corporate Bond Index, Russell 2000 Index and the NASDAQ Composite, U.S. Treasury Obligations and the Morgan Stanley International World Index and may provide Ibbotson Associates or Micropad performance analysis rankings.

DISTRIBUTION OF CONTRACTS



The section titled "Distribution of Contracts" appearing on page 22 of the Prospectus is amended by adding the following sentence to the end thereof:



     "The investment options described in the September 15, 1995 Supplement are not available to all Contract Owners. These investment options are available only under Contracts that are sold or serviced by broker-dealers that have entered into a selling group agreement that authorizes the sale of Contracts with these options."

                                   [LOGO]

                               Janus Aspen Series
                                   Prospectus
                                  May 1, 1995

This prospectus describes five mutual funds with a variety of investment objectives, including growth of capital, current income and a combination of growth and income (the "Portfolios"). Janus Capital Corporation ("Janus Capital") serves as investment adviser to each Portfolio. Janus Capital has been in the investment advisory business for 25 years and currently manages over $22 billion in assets.


Each Portfolio is a series of Janus Aspen Series (the "Trust"). The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. The Trust sells and redeems its shares at net asset value without any sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

This Prospectus contains information about the Portfolios that a prospective purchaser of a variable insurance contract should consider before allocating purchase payments or premiums to the Portfolios. It should be read carefully in conjunction with the separate account prospectus of the specific insurance product that accompanies this Prospectus and retained for future reference. Additional information about the Portfolios is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated May 1, 1995 is incorporated by reference into this Prospectus. Copies of the SAI are available upon request and without charge by writing or calling your insurance company.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

                                    CONTENTS

PORTFOLIOS AT A GLANCE
Brief description of each Portfolio   . . . . . . . . . . . . . . . . . . . . . .    2
FINANCIAL HIGHLIGHTS
A summary of financial data   . . . . . . . . . . . . . . . . . . . . . . . . . .    3
PERFORMANCE TERMS
An Explanation of Performance Terms   . . . . . . . . . . . . . . . . . . . . . .    4
THE PORTFOLIOS IN DETAIL
The Portfolios' Investment
  Objectives and Policies   . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
General Portfolio Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
Additional Risk Factors   . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
MANAGEMENT OF THE PORTFOLIOS
Management & Investment Personnel   . . . . . . . . . . . . . . . . . . . . . . .   12
Management Expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
Other Service Providers   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
Other Information   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
DISTRIBUTIONS AND TAXES
Distributions and Taxes   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
SHAREHOLDER'S GUIDE
Purchases   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
Redemptions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
Shareholder Communications  . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
APPENDIX A
Glossary of Investment Terms  . . . . . . . . . . . . . . . . . . . . . . . . . .   17


Janus Aspen Series Prospectus

PORTFOLIOS AT A GLANCE

This section is designed to provide you with a brief overview of the Portfolios and their investment emphasis. A more detailed discussion of the Portfolios' investment objectives and policies begins on page 5.

GROWTH PORTFOLIO

FOCUS: A diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on companies with larger market capitalizations.
INCEPTION: September 1993
MANAGER: James P. Craig

AGGRESSIVE GROWTH PORTFOLIO
FOCUS: A nondiversified portfolio that seeks long-term growth of capital by investing primarily in common stocks. The common stocks held by the Portfolio will normally have an average market capitalization between $1 billion and $5 billion.
INCEPTION: September 1993
MANAGER: James P. Goff

WORLDWIDE GROWTH PORTFOLIO
FOCUS: A diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic companies.
INCEPTION: September 1993
MANAGER: Helen Young Hayes

BALANCED PORTFOLIO
FOCUS: A diversified portfolio that seeks long-term growth of capital balanced by current income. The Portfolio normally invests 40-60% of its assets in equity securities selected for their growth potential and 40-60% in fixed-income securities.
INCEPTION: September 1993
MANAGER: James P. Craig

SHORT-TERM BOND PORTFOLIO
FOCUS: A diversified portfolio that seeks a high level of current income while minimizing interest rate risk by investing in shorter term fixed-income securities. Its average-weighted maturity is normally less than three years.
INCEPTION: September 1993
MANAGER: Ronald V. Speaker

JANUS SPECTRUM
The spectrum below shows Janus Capital's assessment of the potential overall risk of the Portfolios relative to one another and should not form a basis for comparing the Portfolios to other mutual funds or other types of investments. The spectrum was determined based on a number of factors such as the types of securities in which the Portfolios intend to invest, the degree of diversification intended and/or permitted, the sizes of the Portfolios and, in addition, is significantly affected by the portfolio managers' investment styles. These factors were considered as of the date of this prospectus and will be reassessed with each new prospectus. Specific risks of certain types of instruments in which some of the Portfolios may invest, including foreign securities, junk bonds and derivative instruments such as futures contracts and options, are described under "Additional Risk Factors" on page 9. THE SPECTRUM IS NOT INDICATIVE OF THE FUTURE VOLATILITY OR PERFORMANCE OF A PORTFOLIO AND RELATIVE POSITIONS OF PORTFOLIOS WITHIN THE SPECTRUM MAY CHANGE IN THE FUTURE.


                                                CONSERVATIVE          MODERATE              AGGRESSIVE
                                               .........................................................
Growth Portfolio                                                          ..........
Aggressive Growth Portfolio                                                                 ..........
Worldwide Growth Portfolio                                                         ..........
Balanced Portfolio                                             ..........
Short-Term Bond Portfolio                    ..........


2  Janus Aspen Series Prospectus                                    May 1, 1995

FINANCIAL HIGHLIGHTS

The information below is for fiscal periods ending on December 31 of each year, and has been audited by the accounting firm of Price Waterhouse LLP. Their report is included in the Portfolios' Annual Report, which is incorporated by reference into the SAI. Expense and income ratios and portfolio turnover rates have been annualized for periods of less than one year. Total returns for periods of less than one year are not annualized. A DETAILED EXPLANATION OF THE FINANCIAL HIGHLIGHTS CAN BE FOUND ON PAGE 4.

                                                                               AGGRESSIVE                WORLDWIDE
                                                 GROWTH PORTFOLIO           GROWTH PORTFOLIO           GROWTH  PORTFOLIO
                                               1994          1993(1)      1994          1993(1)       1994         1993(1)
                                               ----          -------      ----          -------       ----         -------
   1. Net asset value, beginning of period     $10.32        $10.00        $11.80        $10.00        $11.89       $10.00
                                               ------        ------        ------        ------        ------       ------
      INCOME FROM INVESTMENT OPERATIONS:
   2. Net investment income                      0.09          0.03          0.11          0.01          0.04         0.02
   3. Net gains or (losses) on securities
      (both realized and unrealized)             0.20          0.32          1.82          1.80          0.14         1.89
                                               ------        ------        ------        ------        ------       ------
   4. Total from investment operations           0.29          0.35          1.93          1.81          0.18         1.91
                                               ------        ------        ------        ------        ------       ------
      LESS DISTRIBUTIONS:
   5. Dividends
     (from net investment income)               (0.04)        (0.03)        (0.11)        (0.01)           --        (0.01)
   6. Dividends
     (in excess of net investment income)          --            --            --            --            --        (0.01)
   7. Distributions (from capital gains)           --            --            --            --            --           --
                                               ------        ------        ------        ------        ------       ------
   8. Total distributions                       (0.04)        (0.03)        (0.11)        (0.01)           --        (0.02)
                                               ------        ------        ------        ------        ------       ------
   9. Net asset value, end of period           $10.57        $10.32        $13.62        $11.80        $12.07       $11.89
                                               ------        ------        ------        ------        ------       ------
  10. Total return                               2.76%         3.50%        16.33%        18.05%         1.53%       19.10%
                                               ------        ------        ------        ------        ------       ------
  11. Net assets, end of period
        (in thousands)                        $43,549        $7,482       $41,289        $1,985       $37,728       $4,856
  12. Ratio of expenses to average
      net assets                                 0.88%(3)      0.25%(2)      1.05%(3)      0.25%(2)      1.18%(3)     0.25%(2)
  13. Ratio of net investment income
      to average net assets                      1.45%         2.54%         2.18%         0.34%         0.50%        0.84%
  14. Portfolio turnover rate                     169%          162%          259%           31%          217%          57%
                                               ======        ======        ======        ======        ======       ======

  (1) September 13, 1993 (inception)  to December 31, 1993.

  (2) For the period from September 13, 1993 (inception) to December 31, 1993, the ratio of expenses to average net assets was 1.82%, 3.26% and 2.44%, respectively, for Growth, Aggressive Growth and Worldwide
      Growth Portfolios, before voluntary waiver of certain portfolio expenses.

  (3) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses.

  The effect of such directed brokerage arrangement was de minimis.


                                                      BALANCED PORTFOLIO    SHORT-TERM BOND PORTFOLIO
                                                    1994          1993(1)      1994          1993(1)
                                                    ----          -------      ----          ------
   1. Net asset value, beginning of period         $10.64        $10.00         $9.93         $10.00
                                                   ------        ------        ------         ------
      INCOME PERIOD FROM INVESTMENT OPERATIONS

   2. Net investment income                          0.15          0.08          0.35           0.11
   3. Net gains or (losses) on securities
     (both realized and unrealized)                 (0.06)         0.64         (0.26)         (0.08)
                                                   ------        ------        ------         ------
   4. Total from investment operations               0.09          0.72         (0.09)          0.03
                                                   ------        ------        ------         ------
     LESS DISTRIBUTIONS:
   5. Dividends (from net investment income)        (0.10)        (0.08)        (0.30)         (0.10)
   6. Dividends (in excess of net investment
      income)                                          --            --            --             --
   7. Distributions (from capital gains)               --            --            --             --
                                                   ------        ------        ------         ------
   8. Total distributions                           (0.10)        (0.08)        (0.30)         (0.10)
                                                   ------        ------        ------         ------
   9. Net asset value, end of period               $10.63        $10.64         $9.72          $9.93
                                                   ------        ------        ------         ------
  10. Total return                                   0.84%         7.20%         0.92%          0.30%
                                                   ------        ------        ------         ------
  11. Net assets, end of period (in thousands)     $3,153          $537        $2,902           $502
  12. Ratio of expenses to average net assets        1.57%(4)      0.25%(2)      0.65%(3)       0.65%(2)
  13. Ratio of net investment income
      to average net assets                          1.90%         2.69%         5.00%         3.57%
  14. Portfolio turnover rate                         158%          126%          256%           91%
                                                   ======        ======        ======         ======

(1) September 13, 1993 (inception) to December 31, 1993.
(2) For the period from September 13, 1993 (inception) to December 31, 1993, the ratio of expenses to average net assets was 5.46% and 5.33%, respectively, for Balanced and Short-Term Bond Portfolios, before voluntary waiver of certain Portfolio expenses.
(3) For the fiscal year ended December 31, 1994, the ratio of expenses to average net assets was 1.40% for Short-Term Bond Portfolio, before voluntary waiver of certain Portfolio expenses.
(4) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.

JANUS ASPEN SERIES PROSPECTUS                   MAY 1, 1995  3

UNDERSTANDING THE FINANCIAL HIGHLIGHTS

This section is designed to help you better understand the information summarized in the Financial Highlights tables. The tables contain important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Portfolios' Annual Report contains additional information about each Portfolio's performance, including a comparison to an appropriate securities index. To request a copy of the Annual Report, please call or write your insurance company.


NET ASSET VALUE (NAV) is the value of a single share of a Portfolio. It is computed by adding the value of all of a Portfolio's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between line 1 and line 9 in the Financial Highlights tables represents the change in value of a Portfolio's shares over the fiscal period, but not its total return.

NET INVESTMENT INCOME is the per share amount of dividends and interest income earned on securities held by a Portfolio, less Portfolio expenses. DIVIDENDS (FROM NET INVESTMENT INCOME) is the per share amount that a Portfolio paid from net investment income.

NET GAIN OR (LOSS) ON SECURITIES is the per share increase or decrease in value of the securities a Portfolio holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. DISTRIBUTIONS (FROM CAPITAL GAINS) is the per share amount that a Portfolio paid from net realized gains.

TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in NAV and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution. A PORTFOLIO'S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS TABLES.

RATIO OF EXPENSES TO AVERAGE NET ASSETS is the total of a Portfolio's operating expenses divided by its average net assets for the stated period.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS is a Portfolio's net investment income divided by its average net assets for the stated period.

PORTFOLIO TURNOVER RATE is a measure of the amount of a Portfolio's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Portfolio's securities.

PERFORMANCE TERMS

This section will help you understand various terms that are commonly used to describe a Portfolio's performance. You may see references to these terms in our newsletters or advertisements (or those published by participating insurance companies) and in media articles. Newsletters and advertisements may include comparisons of a Portfolio's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. Growth Portfolio, Aggressive Growth Portfolio, Worldwide Growth Portfolio and Balanced Portfolio generally measure performance in terms of total return, while Short-Term Bond Portfolio generally uses yield.

CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. The Financial Highlights tables on page 3 show total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of a Portfolio). A cumulative total return does not show interim fluctuations in the value of an investment.

AVERAGE ANNUAL TOTAL RETURN represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Portfolio's return and are not the same as actual annual results.

YIELD shows the rate of income a Portfolio earns on its investments as a percentage of the Portfolio's share price. It is calculated by dividing a Portfolio's net investment income for a 30-day period by the average number of shares entitled to receive dividends and dividing the result by the Portfolio's NAV per share at the end of the 30-day period. Yield does not include changes in NAV.

Yields are calculated according to standardized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Portfolio for a year and that Portfolio continued to have the same yield for the entire year.

THE PORTFOLIOS IMPOSE NO SALES OR OTHER CHARGES THAT WOULD AFFECT TOTAL RETURN OR YIELD COMPUTATIONS. YIELD AND TOTAL RETURN FIGURES OF THE PORTFOLIOS INCLUDE THE EFFECT OF DEDUCTING EACH PORTFOLIO'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. PORTFOLIO PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

4  JANUS ASPEN SERIES PROSPECTUS                  MAY 1, 1995

THE PORTFOLIOS IN DETAIL

This section takes a closer look at the Portfolios' investment objectives, policies and the securities in which they invest. Please carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques as well as the risk spectrum on page 2. Appendix A contains a more detailed discussion of instruments in which the Portfolios may invest. You should carefully consider your investment goals, time horizon and risk tolerance before choosing a Portfolio.

Each Portfolio has an investment objective and policies that are similar to those of a Janus retail fund, as illustrated in the chart below. Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size and cash flow needs as well as the relative weightings of securities selections may result in differences in investment performance. Expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance-related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of contract fees and expenses.

Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including each Portfolio's investment objective, are not fundamental and may be changed by the Portfolios' Trustees without a shareholder vote. You will be notified of any such changes that are material. If there is a material change in a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for your variable insurance contract or qualified retirement plan.


EACH OF THE PORTFOLIOS HAS A SIMILAR INVESTMENT OBJECTIVE AND SIMILAR INVESTMENT POLICIES TO AN EXISTING JANUS RETAIL FUND.

Growth Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Janus Fund
Aggressive Growth Portfolio   . . . . . . . . . . . . . . . . . . . . .   Janus Enterprise Fund
Worldwide Growth Portfolio  . . . . . . . . . . . . . . . . . . . . . . .  Janus Worldwide Fund
Balanced Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . . . .   Janus Balanced Fund
Short-Term Bond Portfolio   . . . . . . . . . . . . . . . . . . . .  Janus Short-Term Bond Fund

GROWTH PORTFOLIO, AGGRESSIVE GROWTH PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO ARE DESIGNED FOR LONG-TERM INVESTORS WHO SEEK GROWTH OF CAPITAL ONLY AND WHO CAN TOLERATE THE GREATER RISKS ASSOCIATED WITH COMMON STOCK INVESTMENTS.

GROWTH PORTFOLIO
The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing in common stocks of companies of any size. This Portfolio generally invests in larger, more established issuers.

AGGRESSIVE GROWTH PORTFOLIO
The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a nondiversified Portfolio that, under normal circumstances, pursues its investment objective by holding common stocks with an average market capitalization between $1 billion and $5 billion.

WORLDWIDE GROWTH PORTFOLIO
The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified Portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. Worldwide Growth Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

TYPES OF SECURITIES
Each of these Portfolios invests primarily in common stocks of foreign and domestic companies. However, the percentage of each Portfolio's assets invested in common stocks will vary and each Portfolio may at times hold substantial positions in cash equivalents or interest bearing securities. See "General Portfolio Policies" on page 8. Each Portfolio may invest to a lesser degree in other types of securities including preferred stocks, warrants, convertible securities and debt securities when its portfolio manager perceives an opportunity for capital growth from such securities or to receive a return on idle cash. Debt and other income-producing securities that the Portfolios may purchase include those described with respect to the Short-Term Bond Portfolio on page 7.

Although Worldwide Growth Portfolio is committed to foreign investing, Growth Portfolio and Aggressive Growth Portfolio may also invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies ("PFICs"). These Portfolios may use futures, options and other derivatives for hedging purposes or as a means of enhancing return. See "Additional Risk Factors" on page 9 for a discussion of the risks associated with foreign investing and derivatives. Some securities that the Portfolios purchase may be issued on a when-issued, delayed delivery or forward commitment basis.

JANUS ASPEN SERIES PROSPECTUS             MAY 1, 1995      5

The following questions are designed to help you better understand an investment in Growth Portfolio, Aggressive Growth Portfolio and Worldwide Growth Portfolio.

HOW ARE COMMON STOCKS SELECTED?
Each of these Portfolios may invest substantially all of its assets in common stocks to the extent its portfolio manager believes that the relevant market environment favors profitable investing in those securities. Portfolio managers take a "bottom up" approach to building their portfolios. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in any Portfolio, securities are selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration. Any income realized on these Portfolios' investments will be incidental to its objective.

ARE THE SAME CRITERIA USED TO SELECT FOREIGN STOCKS?
Generally, yes. Portfolio managers seek companies with earnings growth potential, regardless of country of organization or place of principal business activity. Foreign securities are selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign stocks. See "Additional Risk Factors" on page 9.

WHAT IS THE MAIN RISK OF INVESTING IN A COMMON STOCK FUND?
The fundamental risk associated with any common stock fund is the risk that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. See "Additional Risk Factors" on page 9.


WHAT IS MEANT BY "MARKET CAPITALIZATION"?
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio which may invest in small to medium sized companies to a greater degree. Although Growth Portfolio and Worldwide Growth Portfolio do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more-established issuers.

HOW DOES A DIVERSIFIED PORTFOLIO DIFFER FROM A NONDIVERSIFIED PORTFOLIO? Diversification is a means of reducing risk by investing a Portfolio's assets in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. Aggressive Growth Portfolio is a nondiversified portfolio.

HOW DO THESE PORTFOLIOS TRY TO REDUCE RISK?
Diversification of a Portfolio's assets reduces the effect of any single holding on its overall portfolio value. A Portfolio may also use futures, options and other derivative instruments to protect its portfolio from movements in securities prices and interest rates. The Portfolios may use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk when investing directly in foreign markets. See "Additional Risk Factors" on page 9. In addition, to the extent that a Portfolio holds a larger cash position, it may not participate in market declines to the same extent as if the Portfolio remained more fully invested in common stocks.

6    JANUS ASPEN SERIES PROSPECTUS                       MAY 1, 1995

BALANCED PORTFOLIO IS DESIGNED FOR INVESTORS WHO PRIMARILY SEEK GROWTH OF CAPITAL WITH A DEGREE OF EMPHASIS ON INCOME. IT IS NOT DESIGNED FOR INVESTORS WHO DESIRE A CONSISTENT LEVEL OF INCOME.

BALANCED PORTFOLIO
The investment objective of this Portfolio is long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified Portfolio that, under normal circumstances, pursues its objective by investing 40-60% of its assets in equity securities selected primarily for their growth potential and 40-60% of its assets in fixed-income securities. This Portfolio invests at least 25% of its assets in fixed-income senior securities, which include corporate debt securities and preferred stocks.

TYPES OF SECURITIES
Balanced Portfolio may invest in the types of growth securities previously described on page 6. The Portfolio may also invest in a wide variety of income-producing securities including corporate bonds and notes, government securities, preferred stock, income-producing common stock, debt securities that are convertible or exchangeable into equity securities, and debt securities that carry with them the right to acquire equity securities as evidenced by warrants attached to or acquired with the securities. Debt securities which Balanced Portfolio may purchase include those discussed below for Short-Term Bond Portfolio. Balanced Portfolio may invest without limit in foreign equity and debt securities.

The following questions are designed to help you better understand an investment in Balanced Portfolio.

HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENT OF BALANCED PORTFOLIO?
Balanced Portfolio may invest in a combination of common stocks, preferred stocks, convertible securities, debt securities and other fixed-income securities. Balanced Portfolio may shift assets between the growth and income components of its portfolio based on its portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, then the Portfolio will place a greater emphasis on the growth component.

WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO? The growth component of Balanced Portfolio is expected to consist primarily of common stocks. The selection criteria for common stocks are described on page
6. Because income is a part of the investment objective of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting equity securities. Balanced Portfolio may also find opportunities for capital growth from debt securities because of anticipated changes in interest rates, credit standing, currency relationships or other factors.


WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO? The income component of Balanced Portfolio may consist of all types of income-producing securities, including common stocks selected primarily for their dividend payments, preferred stocks, convertible securities and all types of debt securities. Income-producing securities are used to produce a more consistent total return than the portfolio manager may attain through investing solely in growth stocks. However, Balanced Portfolio is not designed to produce a consistent level of income.

SHORT-TERM BOND PORTFOLIO IS DESIGNED FOR THOSE INVESTORS WHO PRIMARILY SEEK CURRENT INCOME.

SHORT-TERM BOND PORTFOLIO
The investment objective of this Portfolio is to seek as high a level of current income as is consistent with preservation of capital. The Portfolio pursues its objective by investing primarily in short- and intermediate-term fixed-income securities. Under normal circumstances, it is expected that this Portfolio's dollar-weighted average portfolio maturity will not exceed three years.

Short-Term Bond Portfolio will normally invest at least 65% of its assets in debt securities. Subject to this policy and subject to its maturity limits, the Portfolio may invest in the types of income-producing securities previously described under Balanced Portfolio. Short-Term Bond Portfolio may invest without limit in foreign securities, including those of corporate and government issuers.

TYPES OF SECURITIES
Subject to the specific investment policies discussed above, Short-Term Bond Portfolio may also invest in mortgage- and asset-backed securities (up to 25% of assets); zero coupon bonds (up to 10% of assets); high-yield/high- risk bonds (up to 35% of net assets); securities purchased on a when-issued, delayed delivery or forward commitment basis; and indexed/structured securities. In addition, Short-Term Bond Portfolio may use futures, options and other derivatives for hedging purposes or for other purposes, such as enhancing return. See "Additional Risk Factors" on page 9. When its portfolio manager is unable to locate investment opportunities with favorable risk/reward characteristics, the cash position of Short-Term Bond Portfolio may increase and the Portfolio may have substantial holdings of cash or cash equivalent short-term obligations. See "General Portfolio Policies" on page 8.

JANUS ASPEN SERIES PROSPECTUS                   MAY 1, 1995  7

The following questions are designed to help you better understand an investment in Short-Term Bond Portfolio.

HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?
A fundamental risk associated with any fund that invests in fixed-income securities (e.g., a bond fund) is the risk that the value of the securities it holds will rise or fall as interest rates change. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. A bond fund's average-weighted maturity and its duration are measures of how the portfolio will react to interest rate changes.

WHAT IS MEANT BY A PORTFOLIO'S  "AVERAGE-WEIGHTED MATURITY"?
The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor, such as a Portfolio. A bond's term to maturity is the number of years remaining to maturity. A bond fund does not have a stated maturity, but it does have an average-weighted maturity. This number is calculated by averaging the terms to maturity of bonds held by a Portfolio with each maturity "weighted" according to the percentage of net assets that it represents.

WHAT IS MEANT BY A PORTFOLIO'S "DURATION"?
A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond fund is calculated by averaging the duration of bonds held by a Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio's duration is usually shorter than its average maturity.

HOW DOES SHORT-TERM BOND PORTFOLIO MANAGE INTEREST RATE RISK?
Short-Term Bond Portfolio may vary the average-weighted maturity of its portfolio to reflect its portfolio manager's analysis of interest rate trends and other factors. The Portfolio's average-weighted maturity will tend to be shorter when its portfolio manager expects interest rates to rise and longer when its portfolio manager expects interest rates to fall. The Portfolio may also use futures, options and other derivatives to manage interest rate risk. See "Additional Risk Factors" on page 9.

WHAT IS MEANT BY "CREDIT QUALITY"?
Another fundamental risk associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.


HOW IS CREDIT QUALITY MEASURED?
Ratings published by nationally recognized rating agencies such as Standard & Poor's Corporation ("Standard & Poor's") and Moody's Investor Services ("Moody's") are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the SAI for a description of rating categories.

GENERAL PORTFOLIO POLICIES

Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply only at the time of purchase of the security. For example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

CASH POSITION
When a Portfolio's manager believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities, a Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. Larger hedged positions and/or larger cash positions may serve as a means of preserving capital in unfavorable market conditions.

Securities that the Portfolios may invest in as means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. When a Portfolio's investments in cash or similar investments increase, a Portfolio may not participate in stock or bond market advances


8  JANUS ASPEN SERIES PROSPECTUS                  MAY 1, 1995
or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

DIVERSIFICATION
The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. All of the Portfolios (except Aggressive Growth Portfolio) qualify as diversified funds under the 1940 Act. The Portfolios are subject to the following diversification requirements:

 . As a fundamental policy, no Portfolio may own more than 10% of the outstanding voting shares of any issuer.

 . As a fundamental policy, with respect to 50% of the total assets of Aggressive Growth Portfolio and 75% of the total assets of the other Portfolios, no Portfolio will purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause a Portfolio's holdings of that issuer to amount to more than 5% of that Portfolio's total assets.

 . No Portfolio will invest more than 25% of its assets in a single issuer.

INTERNAL REVENUE SERVICE (IRS) LIMITATIONS
In addition to the diversification requirements stated above, each Portfolio intends to comply with the diversification requirements currently imposed by the IRS on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts. More specific information may be contained in the participating insurance company's separate account prospectus.

INDUSTRY CONCENTRATION
As a fundamental policy, no Portfolio will invest more than 25% of its total assets in any particular industry. This policy does not apply to U.S. government securities.

PORTFOLIO TURNOVER
Each Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

To a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. A Portfolio may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark- ups and other transaction costs and may also result in taxable capital gains. Certain tax rules may restrict the Portfolios' ability to engage in short-term trading if a security has been held for less than three months.

ILLIQUID SECURITIES
Each Portfolio may invest up to 15% of its net assets in illiquid securities, including restricted securities or private placements. An illiquid security is a security that cannot be sold quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital may determine that securities that cannot be sold to the U.S. public but that can be sold to institutional investors ("Rule 144A Securities") or on foreign markets are liquid. Janus Capital will follow guidelines established by the Trustees of the Trust in making liquidity determinations for Rule 144A Securities and other securities, including commercial paper.

BORROWING AND LENDING
Each Portfolio may borrow money and lend securities or other assets, as follows:

 . Each Portfolio may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

 . Each Portfolio may mortgage or pledge securities as security for borrowings in amounts up to 15% of its net assets.

 . As a fundamental policy, each Portfolio may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

Each Portfolio intends to seek permission from the SEC to borrow money from or lend money to each other and other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits. There is no assurance that such permission will be granted.

ADDITIONAL RISK FACTORS

FOREIGN SECURITIES

INVESTMENTS IN FOREIGN SECURITIES, INCLUDING THOSE OF FOREIGN GOVERNMENTS, INVOLVE GREATER RISKS THAN INVESTING IN COMPARABLE DOMESTIC SECURITIES.

Securities of some foreign companies and governments may be traded in the United States, but many foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

 . CURRENCY RISK. A Portfolio must buy the local currency when it buys a foreign security and sell the local currency when it sells the security. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. In other words, when a Portfolio sells a foreign security, its value may be worth less in U.S. dollars


JANUS ASPEN SERIES PROSPECTUS                   MAY 1, 1995  9
even though the security increases in value in its home country.

 . POLITICAL AND ECONOMIC RISK. Foreign investments are subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

 . REGULATORY RISK. Generally, there is less government supervision of foreign markets. Foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

 . MARKET RISK. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

 . TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

INVESTMENTS IN SMALLER COMPANIES

SMALLER OR NEWER COMPANIES MAY SUFFER MORE SIGNIFICANT LOSSES AS WELL
AS REALIZE MORE SUBSTANTIAL GROWTH THAN LARGER OR MORE ESTABLISHED ISSUERS.

Smaller or newer companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may be subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wider price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

Each Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolios intend to use most derivative instruments primarily to hedge against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolios may also use derivative instruments for non-hedging purposes such as increasing a Portfolio's income or otherwise enhancing return. Please refer to Appendix A and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes the Portfolios to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

 . the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;

 . imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

 . the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

 . inability to close out certain hedged positions to avoid adverse tax consequences;

 . the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

 . leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and

 . particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Portfolio worse off than if it had not entered into the position.

When a Portfolio invests in a derivative instrument, it may be required to segregate cash and other high-grade liquid assets or certain portfolio securities to "cover" the Portfolio's position. Assets segregated or set aside generally may not be disposed of

10  JANUS ASPEN SERIES PROSPECTUS                 MAY 1, 1995
so long as the Portfolio maintains the positions requiring segregation or cover. Segregating assets could diminish the Portfolio's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

HIGH-YIELD/HIGH-RISK BONDS

High-yield/high-risk bonds (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies (Standard & Poor's and Moody's). The Portfolios expect that holdings of lower rated securities, if any, will consist primarily of bonds rated in the highest two tiers of noninvestment grade securities.

The value of lower rated securities generally is more dependent on the ability of the company to meet interest and principal payments (i.e., credit risk) than is the case for higher rated securities. Conversely, the value of higher rated securities may be more sensitive to interest rate movements than lower rated securities. In addition, companies issuing high-yield securities are more vulnerable to real or perceived economic changes, political changes or other developments adverse to the company, and lower rated securities may have less liquid markets than higher rated securities. Investments in companies issuing high-yield securities are considered to be more speculative than higher quality investments.

Please refer to the SAI for a description of bond rating categories, including the treatment of unrated securities and securities that have received different ratings from different agencies.

SPECIAL SITUATIONS
Each Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.


JANUS ASPEN SERIES PROSPECTUS                   MAY 1, 1995  11

MANAGEMENT OF THE PORTFOLIOS


TRUSTEES
The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to each Portfolio's investment objective and policies. The Trustees delegate the day-to-day management of the Portfolios to the officers of the Trust and meet quarterly to review the Portfolios' investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER

Janus Capital is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

Janus Capital has served as investment adviser to Janus Fund since its inception in 1970 and currently serves as investment adviser to all of the Janus retail funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

INVESTMENT PERSONNEL
THOMAS H. BAILEY founded Janus Capital in 1969 and has been active in the advisory and securities business since that time. Mr. Bailey oversees the investment management of all Portfolios. He holds a Bachelor of Arts in Business from Michigan State University and Master of Business Administration from the University of Western Ontario.

JAMES P. CRAIG is the portfolio manager of Growth Portfolio and Balanced Portfolio. Mr. Craig has been active in the investment management business for twelve years and has managed Janus Fund since 1986, Janus Venture Fund from its inception to December 1993 and Janus Balanced Fund since December 1993. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.


JAMES P. GOFF is the portfolio manager of Aggressive Growth Portfolio. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise Fund since its inception and has co-managed Janus Venture Fund since December 1993. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

HELEN YOUNG HAYES is the portfolio manager of Worldwide Growth Portfolio. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

RONALD V. SPEAKER is the portfolio manager of Short-Term Bond Portfolio. Mr. Speaker joined Janus Capital in 1986. He has managed Janus Flexible Income Fund since December 1991 and has managed each of Janus Intermediate Government Securities Fund, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund since inception. He holds a Bachelor of Arts in Finance from the University of Colorado and is a Chartered Financial Analyst.


PERSONAL INVESTING
Janus Capital permits investment and other personnel to purchase and sell securities for their own accounts, subject to Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolios or Janus Capital's other advisory clients. See the SAI for more detailed information.


12 JANUS ASPEN SERIES PROSPECTUS                   MAY 1, 1995

BREAKDOWN OF MANAGEMENT EXPENSES AND EXPENSE LIMITS

Each Portfolio pays Janus Capital a management fee. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate):

                                          AVERAGE DAILY NET           ANNUAL RATE                EXPENSE LIMIT
  FEE SCHEDULE                            ASSETS OF FUND              PERCENTAGE (%)             PERCENTAGE (%)
  ---------------------------------------------------------------------------------------------------------------
  GROWTH PORTFOLIO                        First $ 30 Million          1.00*                      2.5**
  AGGRESSIVE GROWTH PORTFOLIO             Next  $270 Million           .75
  WORLDWIDE GROWTH PORTFOLIO AND          Next  $200 Million           .70
  BALANCED PORTFOLIO                      Over  $500 Million           .65
  ---------------------------------------------------------------------------------------------------------------
  SHORT-TERM BOND PORTFOLIO               First $300 Million           .65                       .65
                                          Over  $300 Million           .55
  ---------------------------------------------------------------------------------------------------------------

* Janus Capital has agreed to reduce each Portfolio's advisory fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rate of Janus Fund, Janus Enterprise Fund, Janus Worldwide Fund and Janus Balanced Fund were 0.65%, 0.75%, 0.68%, and 0.82%, respectively, for the quarter ended March 31, 1995.

** The expense limit percentage will decrease as a Portfolio's assets increase. Please see the SAI for more information.

Differences in the actual management fees incurred by the Portfolios are due primarily to variances in the asset sizes of the corresponding retail funds. As asset size increases, the annual rate of the management fee rate declines in accordance with the above schedule. The management fees paid by certain Portfolios may be higher than those paid by most other mutual funds. In addition, each Portfolio incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

Certain administrative services that would otherwise be provided by Janus Capital and/or its affiliates may be performed by participating insurance companies that purchase the Portfolios' shares and Janus Capital or the Portfolios may pay that company for such services.


PORTFOLIO TRANSACTIONS
Purchases and sales of securities on behalf of each Portfolio are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for a Portfolio's transactions and recognizing brokerage, research and other services provided to the Portfolio and to Janus Capital. Janus Capital may also consider payments made by brokers effecting transactions for a Portfolio i) to the Portfolio or
ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. The Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for a Portfolio are effected with that broker-dealer, the commissions payable by the Portfolio are credited against certain Portfolio operating expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS
The following parties provide the Portfolios with administrative and other services.

DOMESTIC CUSTODIAN
Investors Fiduciary Trust Company
127 W. 10th Street
Kansas City, Missouri 64105

DOMESTIC SUBCUSTODIAN
United Missouri Bank, N.A.
Tenth and Grand Streets
Kansas City, Missouri 64105

FOREIGN CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

TRANSFER AGENT
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217

Janus Service Corporation is a wholly-owned subsidiary of Janus Capital.

JANUS ASPEN SERIES PROSPECTUS                   MAY 1, 1995  13

OTHER INFORMATION

ORGANIZATION
The Trust is a "mutual fund" that was organized as a Delaware business trust on May 20, 1993. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective. The Trust consists of eight separate series, five of which are offered by this Prospectus.

SHAREHOLDER MEETINGS AND VOTING RIGHTS
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Portfolio only if a matter affects or requires the vote of only that Portfolio.

An insurance company issuing a variable contract invested in shares of a Portfolio will request voting instructions from variable contract holders. Under current law, the insurance company must vote all shares held by the separate account in proportion to the voting instructions received.

CONFLICTS OF INTEREST
Each Portfolio's shares are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. The Portfolios currently do not foresee any disadvantages to policy owners arising out of the fact that each Portfolio offers its shares to such entities. Nevertheless, the Trustees monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response to such conflicts. If a conflict occurs, the Trustees may require one or more insurance company separate accounts or plans to withdraw its investments in one or more Portfolios and to substitute shares of another Portfolio. If this occurs, a Portfolio may be forced to sell securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any Portfolio to any separate account or may suspend or terminate the offering of a Portfolio's shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders.

COMBINED PROSPECTUS
In approving the use of a single combined prospectus, the Trustees considered the possibility that one Portfolio might be liable for misstatements in this Prospectus regarding information concerning another Portfolio.

MASTER/FEEDER OPTION
The Trust may in the future seek to achieve any Portfolio's investment objective by investing all of that Portfolio's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Portfolio. It is expected that any such investment company would be managed by Janus Capital in substantially the same manner as the existing Portfolio. The initial shareholder(s) of each Portfolio voted to vest the authority to convert to a master/feeder structure in the sole discretion of the Trustees. No further approval of the shareholders of the Portfolios is required. You will receive at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of a Portfolio and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although management of the Portfolios believes the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

THE VALUATION OF SHARES
The NAV of the shares of a Portfolio is determined at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m., New York time) each day that the Exchange is open. NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Securities are valued at market value or, if market information is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value.




14  JANUS ASPEN SERIES PROSPECTUS                 MAY 1, 1995

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS
THE INTERNAL REVENUE CODE REQUIRES EACH PORTFOLIO TO DISTRIBUTE NET INCOME AND ANY NET GAINS REALIZED BY ITS INVESTMENTS ANNUALLY. A PORTFOLIO'S INCOME FROM DIVIDENDS AND INTEREST AND ANY NET REALIZED SHORT-TERM CAPITAL GAINS ARE PAID TO SHAREHOLDERS AS DIVIDENDS. A PORTFOLIO REALIZES CAPITAL GAINS WHENEVER IT SELLS SECURITIES FOR A HIGHER PRICE THAN IT PAID FOR THEM. NET REALIZED LONG-TERM GAINS ARE PAID TO SHAREHOLDERS AS CAPITAL GAINS DISTRIBUTIONS. EACH PORTFOLIO MAKES SEMIANNUAL DISTRIBUTIONS IN JUNE AND DECEMBER OF SUBSTANTIALLY ALL OF ITS INVESTMENT INCOME AND AN ANNUAL DISTRIBUTION IN JUNE OF ITS NET REALIZED CAPITAL GAINS, IF ANY. ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS FROM A PORTFOLIO WILL BE AUTOMATICALLY REINVESTED INTO ADDITIONAL SHARES OF THAT PORTFOLIO.

HOW DISTRIBUTIONS
AFFECT A PORTFOLIO'S NAV
Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Portfolio's daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, Growth Portfolio declared a dividend in the amount of $0.25 per share. If Growth Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

TAXES ON DISTRIBUTIONS
Because shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 591/2, a 10% penalty tax. The tax status of your investment in the Portfolios depends on the features of the variable insurance contracts purchased from a participating insurance company. Further information may be found in the prospectus of the separate account offering such contract.

TAXATION OF THE PORTFOLIOS
Dividends and interest received by the Portfolios on foreign securities may give rise to withholding and other taxes imposed by foreign countries. It is expected that foreign taxes paid by the Portfolios will be treated as expenses of the Portfolios. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Because of their distribution policies and compliance with the provisions of the Internal Revenue Code applicable to investment companies, it is not expected that any of the Portfolios will be required to pay federal income taxes. In addition, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

JANUS ASPEN SERIES PROSPECTUS                   MAY 1, 1995  15

SHAREHOLDER'S GUIDE

INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.


PURCHASES

Purchases of Portfolio shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in each Portfolio.

All investments in the Portfolios are credited to a participating insurance company's separate account or a qualified plan immediately upon acceptance of the investment by a Portfolio. Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio.

Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Any Portfolio may discontinue sales of its shares if management believes that a substantial further increase may adversely affect that Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in such Portfolio and to reinvest any dividends or capital gains distributions.

REDEMPTIONS

Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

SHAREHOLDER COMMUNICATIONS

Owners of variable insurance contracts and plan participants will receive annual and semiannual reports including the financial statements of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

16  JANUS ASPEN SERIES PROSPECTUS                 MAY 1, 1995

APPENDIX A

GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of the types of securities in which the Portfolios may invest. The Portfolios may invest in these securities to the extent permitted by their investment objective and policies. The Portfolios are not limited by this discussion and may invest in any type of security unless precluded by the policies discussed elsewhere in this Prospectus.



I. EQUITY AND DEBT SECURITIES

BONDS are debt securities issued by a company, municipality or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.

COMMERCIAL PAPER is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued under
Section 4(2) of the Securities Act of 1933. Janus Capital may determine that such securities are liquid under guidelines established by the Trustees.

COMMON STOCK represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

FIXED-INCOME SECURITIES are securities that pay a fixed rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a fixed rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

HIGH-YIELD/HIGH-RISK BONDS are securities that are rated below investment grade by the primary rating agencies (BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in an organized pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

PASSIVE FOREIGN INVESTMENT COMPANIES (PFICs) are foreign investment funds or trusts. In addition to bearing their proportionate share of a Portfolio's expenses, shareholders may indirectly bear similar expenses of PFICs and similar trusts.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement (generally with a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique may be used to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes.

STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

TENDER OPTION BONDS are generally long-term securities that have been coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the liquidity of municipal securities.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's



JANUS ASPEN SERIES PROSPECTUS                           MAY 1, 1995    17
obligations and others are supported only by the credit of the sponsoring agency.

WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery due at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

ZERO COUPON BONDS are debt securities that do not pay interest at regular intervals, but are issued at a significant discount from face value.
The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Strips are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed income securities. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

FORWARD CONTRACTS are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines on the value of non-dollar denominated securities or to reduce the impact of currency appreciation on purchases of non-dollar denominated securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).


18  JANUS ASPEN SERIES PROSPECTUS                 MAY 1, 1995

                               -----------------
                               L E X I N G T O N
                               -----------------



                               -----------------

                                   LEXINGTON

                                    NATURAL
                                   RESOURCES
                                     TRUST

                               -----------------

                                 International

                                diversification

                                 Free telephone

                               exchange privilege

                                No sales charge

                               No redemption fee

                               -----------------

                              The Lexington Group
                                       of
                                    No-Load
                              Investment Companies




                              P R O S P E C T U S

                                   MAY 1, 1995
                               -----------------


Investment Adviser
--------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, N.J. 07663

Distributor
--------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, N.J. 07663
All shareholder requests for services of any kind should be sent to:

Transfer Agent
-----------------------------------------------------------
STATE STREET BANK AND TRUST  COMPANY
c/o National  Financial  Data Services 1004
Baltimore Kansas City, Missouri 64105

Or call toll free:
Service: 1-800-526-0056
24 Hour Account Information: 1-800-526-0052

Table of Contents                                      Page
-----------------------------------------------------------
Financial Highlights ...................................  2
Description of the Fund ................................  3
Investment Objectives and Policies .....................  3
Special Considerations and Risks .......................  5
Investment Restrictions ................................  5
Management of the Fund .................................  6
Investment Adviser, Sub-Adviser, Distributor and
  Administrator ........................................  6
Portfolio Manager ......................................  7
How to Purchase and Redeem Shares ......................  7
Determination of Net Asset Value .......................  8
Performance Calculation ................................  8
Dividend, Distribution and Reinvestment Policy .........  8
Tax Matters ............................................  9
General Information ....................................  9

                                                                      PROSPECTUS
                                                                     May 1, 1995

                       Lexington Natural Resources Trust

                     P.O. Box 1515 / Park 80 West Plaza Two
                         Saddle Brook, New Jersey 07663
                                  201-845-7300

--------------------------------------------------------------------------------

        Lexington Natural Resources Trust (the "Fund"), is a no load open-end non-diversified management investment company. The Fund's investment objective is to seek long-term growth of capital through investment primarily in common stocks of companies which own, or develop natural resources and other basic commodities, or supply goods and services to such companies. Current income will not be a factor. Total return will consist primarily of capital appreciation. For a description of the types of securities in which the Fund will invest, see "Investment Objectives and Policies" on page 3.

        Shares of the Fund may be purchased only by insurance companies for the purpose of funding variable annuity contracts.

        This Prospectus concisely sets forth information about the Fund that you should know before investing. It should be read and retained for future reference.

        A Statement of Additional Information ("SAI") dated May 1, 1995, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI further discusses certain areas in this Prospectus and other matters which may be of interest to some investors. For a free copy, call the telephone number above or write to the address listed above.

        Lexington Management Corporation (the "Investment Adviser") is the Investment Adviser of the Fund. Lexington Funds Distributor, Inc. (the "Distributor") is the Distributor of shares of the Fund. Market Systems Research Advisors, Inc. (the "Sub-Adviser") is the Sub-Adviser to the Fund.

-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

        The following Per Share and Capital Changes Information for each of the years in the five year period ended December 31, 1994 has been audited by KPMG Peat Marwick LLP, Independent Auditors, whose report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information.


                              Financial Highlights
                (for a share outstanding throughout the period)

                                                                                            Period from Year
                                                                                           Ended December 31,
                                                                                             August 1, 1989
                                                                                            (Commencement of
                                                                                             Operations) to
                                                                                              December 31,
                                              1994      1993      1992      1991       1990       1989
                                              ----      ----      ----      ----       ----       ----
Net asset value, beginning of period ....    $10.30     $ 9.30     $9.01     $9.50     $11.49     $10.00
                                             ------     ------     -----     -----     ------     ------
Income (loss) from investment operations:
  Net investment income (loss)...........      0.04          -         -      0.02      (0.01)      0.01          -
Net realized and unrealized gain (loss)
  on investments ........................     (0.59)      1.01      0.29     (0.49)     (1.70)      1.48
                                             ------     ------     -----     -----     ------     ------
Total income (loss) from investment
  operations ............................     (0.55)      1.01      0.29     (0.47)     (1.71)      1.49
                                             ------     ------     -----     -----     ------     ------
Less distributions:
  Dividends from net investment income ..     (0.04)     (0.01)        -     (0.02)       -            -
Dividends from capital gains.............         -          -         -         -      (0.28)         -
                                             ------     ------     -----     -----     ------     ------
Net asset value, end of period ..........    $ 9.71     $10.30     $9.30     $9.01     $ 9.50     $11.49
                                             ======     ======     =====     =====     ======     ======
Total return ............................    (5.38%)    10.90%     3.22%    (4.95%)   (14.85%)    40.98%*

Ratio to average net assets:
Expenses, before reimbursement ..........     1.55%      2.26%     2.31%     2.97%      4.55%     19.76%*
Expenses, net of reimbursement ..........     1.55%      2.26%     2.31%     1.60%      1.54%      0.39%*
Net investment income (loss), before
  reimbursement .........................     0.49%      0.08%    0.02%     (1.10%)    (3.06%)   (19.16%)*
Net investment income (loss) ............     0.49%      0.08%    0.02%      0.27%     (0.05%)     0.22%*
Portfolio turnover ......................    87.40%    114.44%   65.50%    100.94%     50.43%      0.00%*
Net assets, end of period (000's omitted)   $13,627     $5,325   $1,926     $1,393      $ 916      $ 280

------------
*Annualized

                            DESCRIPTION OF THE FUND

        Lexington Natural Resources Trust is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund is intended to be the funding vehicle for variable
annuity  contracts  to be offered  by  the  separate   accounts  of  certain
life   insurance companies ("participating  insurance companies").  The Fund currently does not foresee any disadvantages to the holders of variable annuity contracts arising from the fact that the interests of the holders of such contracts may differ. Nevertheless, the Fund's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If a conflict were to occur, an insurance company separate account might be required to withdraw its investments in the Fund and the Fund
might be forced to sell  securities at disadvantageous prices.   The  variable
annuity   contracts  are  described  in  the separate prospectuses issued by the
Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.

        Individual variable annuity contract holders are not "shareholders" of the Fund. The Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their variable annuity contract. Shares of the Fund are not offered directly to the general public.


                       INVESTMENT OBJECTIVES AND POLICIES

        The Fund's investment objective is to seek long-term growth of capital through investment primarily in common stocks of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. Current income will not be a factor. Total return will consist primarily of capital appreciation.

        Management attempts to achieve the investment objective of the Fund by seeking to identify securities of companies that, in its opinion, are undervalued relative to the value of natural resource holdings of such companies in light of current and anticipated economic or financial conditions. Natural resource assets are materials derived from natural sources which have economic value. The Fund will consider a company to have substantial natural resource assets when, in management's opinion, the company's holdings of the assets are of such magnitude, when compared to the capitalization, revenues or operating profits of the company, that changes in the economic value of the assets will affect the market price of the equity securities of such company. Generally, a company has substantial natural resource assets when at least 50% of the non-current assets, capitalization, gross revenues or operating profits of the company in the most recent or current fiscal year are involved in or result from, directly or indirectly through subsidiaries, exploring, mining, refining, processing, fabricating, dealing in or owning natural resource assets. Examples of natural resource assets include: companies that specialize in energy sources (e.g., coal, geothermal power, natural gas and oil), environmental technology (e.g., pollution control and waste recycling), forest products, agricultural products, chemical products, ferrous and non-ferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), precious metals (e.g., gold, silver and platinum), and other basic commodities. The Fund presently does not intend to invest directly in natural resource assets or related contracts. The Fund may invest up to 25% of its total assets in securities principally traded in markets outside the United States.

        Management of the Fund believes that, based upon past performance, the securities of specific companies that hold different types of substantial natural resource assets may move relatively independently of one another during different stages of inflationary cycles due to different degrees
of demand for, or  market  values  of,  their  respective   natural  resource
holdings during particular  portions  of such  inflationary  cycles.  The
Fund's fully-managed investment approach enables it to switch its emphasis among various industry groups depending upon management's outlook with respect to prevailing trends and developments. The investment objective and policies of the Fund described in the first two paragraphs of this section are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company
Act of 1940, as amended.

        Except for defensive or liquidity purposes, at least 65% of the total assets of the Fund will be invested in companies with substantial natural resource assets. The remaining assets to the extent not invested in the common stocks of natural resource companies may be invested in companies other than the natural resource companies and in debt securities of natural resource companies as well as other companies. At any time management deems it advisable for temporary defensive or liquidity purposes, the Fund may hold all its assets in cash or cash equivalents and invest in, or hold unlimited amounts of, debt obligations of the United States government or its political subdivisions, and money market instruments including repurchase agreements with maturities of seven days or less and Certificates of Deposit.

        The Fund's investment portfolio may include repurchase agreements with banks and dealers in U.S. Government securities. A repurchase agreement involves the purchase by the Fund of an investment contract from a bank or a dealer in U.S. Government securities which contract is secured by debt securities whose value is equal to or greater than the value of the repurchase
agreement including the agreed  upon  interest.   The agreement provides  that
the institution will repurchase the underlying securities at an agreed upon time and price. The total amount received on repurchase would exceed the price paid by the Fund, reflecting an agreed upon rate of interest for the period from the date of the repurchase agreement to the settlement date, and would not be related to the interest rate on the underlying securities. The difference between the total amount to be received upon the repurchase of the securities and the price paid by the Fund upon their acquisition is accrued  daily as  interest.  If the institution  defaults  on  the  repurchase
agreement,   the  Fund  will retain possession of the underlying securities.  In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of collateral securities. The Fund intends to limit repurchase agreements to transactions with institutions believed by the Investment Adviser and Sub-Adviser to present minimal credit risk.

        Although the Fund's Board of Trustees present policy prohibits investments in speculative securities trading at extremely low prices and in relatively illiquid markets, investments in such securities can be made when and if the Board determines such investments to be in the best interests of the Fund and its shareholders. The policies set forth in this paragraph are subject to change by the Board of Trustees of the Fund, in its sole discretion (see "Special Considerations and Risks" and "Dividend, Distribution and Reinvestment Policy").

        The Fund anticipates that its annual portfolio turnover rate will generally not exceed 150%. A 100% turnover rate would occur if all of the Fund's portfolio investments were sold and either repurchased or replaced within one year. High turnover may result in increased transaction costs to the Fund; however, the rate of turnover will not be a limiting factor when the Fund deems it desirable to purchase or sell portfolio investments. For the fiscal year ended December 31, 1994, the portfolio turnover rate was 87.40%.

        Generally, the primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the best net price available and in the most effective manner possible. The Fund's brokerage allocation policy may permit the Fund to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by
another  broker-dealer which does not  furnish  research  services,   provided
that  such  commission  is deemed reasonable  in  relation  to  the  value  of
the  services   provided  by such broker-dealer. For a complete discussion of portfolio transactions and brokerage allocation, see "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information.

                        SPECIAL CONSIDERATION AND RISKS

        Because the Fund will invest a substantial portion of its portfolio in the securities of companies with natural resources assets, the Fund should be considered as a vehicle for diversification and not as a balanced investment program. In addition, investments in foreign securities may involve risks and considerations not present in domestic investments.

    Investments in Foreign Securities

        A portion of the Fund's security investments will be in the securities of foreign issuers. Investments in foreign securities may involve risks greater than those attendant to investments in securities of U.S. issuers. Publicly available information concerning issuers located outside the U.S. may not be comparable in scope or depth of analysis to that generally available for publicly held U.S. corporations. Accounting and auditing practices and financial reporting requirements vary significantly from country to country and generally are not comparable to those applicable to publicly held U.S. corporations. Government supervision and regulation of foreign securities exchanges and markets, securities listed on such
exchanges  or traded in such  markets and brokers,   dealers, banks and other
financial institutions who trade the securities in which the Fund may invest is generally less extensive than in the U.S., and trading customs and practices may differ substantially from those prevailing in the U.S. The Fund may trade in certain foreign securities markets which are less developed than comparable U.S. markets, which may result in reduced liquidity of securities traded in such markets. Investments in foreign securities are also subject to currency fluctuations. For example, when the Fund's assets are invested primarily in securities denominated in foreign currencies, an investor can expect that the Fund's net asset value per share will tend to increase when the value of U.S. dollars is decreasing as against such currencies. Conversely, a tendency toward decline in net asset value can be expected when the value of U.S. dollars is increasing as against such currencies. Changes in net asset value per share as a result of foreign exchange rate fluctuations will be determined by the composition of the Fund's portfolio at any given time. Further, it is not possible to avoid altogether the risks of expropriation, burdensome or confiscatory taxation, moratoriums, exchange and investment controls or political or diplomatic events which might adversely affect the Fund's investments in foreign securities or restrict the Fund's ability to dispose of such investments.

                            INVESTMENT RESTRICTIONS

        The Fund has adopted a number of investment restrictions which may not be changed without shareholder approval. These are set forth under "Investment Restrictions" in the Statement of Additional Information. Some of these restrictions provide that the Fund shall not:

   *Invest more than 5% of its total assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, or its agencies and instrumentalities);

   *Purchase any securities if such purchase would cause the Fund to own at the time of purchase more than 10% of the outstanding voting securities of one issuer;

   *Borrow money; except that the Fund may borrow from a bank as a temporary measure for extraordinary purposes or to meet redemptions in amounts not exceeding 10% (taken at market value) of its total assets and pledge its assets to secure such borrowings. The Fund may not purchase additional securities when money borrowed exceeds 5% of the Fund's total assets;

   *Purchase any security restricted as to disposition under Federal securities laws or securities that are not readily marketable or purchase any securities if such a purchase would cause the Fund to own at the time of such purchase, illiquid-securities, including repurchase agreements with an agreed upon repurchase date in excess of seven days from the date of acquisition by the Fund, having aggregate market value in excess of 10% of the value of the Fund's total assets.

                             MANAGEMENT OF THE FUND

        The business affairs of the Fund are managed under the direction of its Board of Trustees. There are currently seven Trustees (of whom four are non-affiliated persons) who meet four times each year. The Statement of Additional Information contains additional information regarding the Trustees and officers of the Fund.

         INVESTMENT ADVISER, SUB-ADVISER, DISTRIBUTOR AND ADMINISTRATOR

        Lexington Management Corporation, P.O. Box 1515/Park 80 West Plaza Two, Saddle Brook, New Jersey 07663, is the investment adviser to the Fund, and, as such, advises and makes recommendations to the Fund with respect to its investments and investment policies. Lexington Funds Distributor, Inc. is a registered broker-dealer and is the distributor of shares of the Fund.

        The Investment Adviser has entered into a sub-advisory management contract with Market Systems Research Advisors, Inc., 80 Maiden Lane, New York, New York 10038, a registered investment adviser, under which the Sub-Adviser will provide the Fund with certain investment management and administrative services. The Sub-Adviser serves as investment adviser to private and institutional accounts.

        The Investment Adviser is paid an investment advisory fee at the annual rate of 1.00% of the net assets of the Fund which is higher than that paid by most other investment companies. This fee is computed on the basis of the Fund's average daily net assets and is payable on the last business day of each month. For the year ended December 31, 1994, the Investment Adviser received $107,760 in investment advisory fees from the Fund and paid the Sub-Adviser $53,880.

        From time to time, the Investment Adviser may pay amounts from its past profits to participating insurance companies or insurance companies or other financial institutions that provide administrative services for the Fund or that provide to contract holders other services relating to the Fund. These services may include, among other things, sub-accounting services, answering inquiries of contract holders regarding the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectus and other communications to contract holders regarding the Fund, and such other related services as the Fund or a contract holder may request. The Investment Adviser will not pay more than 0.25% of the average daily net assets of the Fund represented by shares of the Fund held in the separate account of any participating insurance company. Payment of such amounts by the Investment Adviser will not increase the fees paid by the Fund or its shareholders.

        The Investment Adviser serves as investment adviser to other investment companies and private institutional investment accounts. Included among these clients are persons and organizations which own significant amounts of capital stock of the Investment Adviser's parent. The clients pay fees which the Investment Adviser considers comparable to the fee levels for similarly served clients.

        The Investment Adviser also acts as administrator to the Fund and performs certain administrative and internal accounting services, including
but not limited  to,  maintaining  general  ledger  accounts,   regulatory
compliance, preparation  of  financial   information  for  semiannual  and
annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse the Administrator for its actual cost in providing such services, facilities and expenses.

        The Investment Adviser and the Distributor are wholly-owned subsidiaries of Piedmont Management Company Inc., a Delaware corporation with offices at 80 Maiden Lane, New York, New York 10038. Piedmont Management Company Inc. holds a controlling interest in the Sub-Adviser. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Piedmont Management Company Inc. common stock. See "Investment Adviser and Distributor" in the Statement of Additional Information.

                               PORTFOLIO MANAGERS

        The Fund is managed by an investment management team. Frank A. Peluso, Robert M. DeMichele and Robert W. Radsch are the lead managers.

        Frank A. Peluso is a Portfolio Manager of the Fund. He has 32 years investment experience. Mr. Peluso is President and Chief Executive Officer of Market Systems Research Advisors, Inc. (MSR), the sub-adviser to the Fund. Mr. Peluso utilizes a proprietary analytical system to identify securities with performance potential which he believes to be exceptional.
In addition, Mr. Peluso's proprietary data is used by professional money managers, insurance companies, brokerage firms, banks, mutual fund companies and pension funds.

        Mr. Peluso is a graduate of Princeton University and has completed a year of post-graduate study at Columbia University.

        Robert M. DeMichele is Chairman and Chief Executive Officer of Lexington Management Corporation. He is also the Chairman of the Investment Strategy Group. In addition, he is President of Piedmont Management Company Inc., LMC's parent company. He holds similar offices in other companies owned by Piedmont, as well as, the Lexington Funds.

        Prior to joining LMC in 1981,  Mr.  DeMichele was a Vice  President at
A.G. Becker,   Inc.  the  securities  division  of  Warburg,   Paribas,
Becker, an international investment banking firm. From 1973 to 1981, Mr. DeMichele held several positions, the most recent managing A.G. Becker's Funds Evaluation and Consulting Group for both the East and West coasts.

        Mr. DeMichele is a graduate of Union College with a B.A. Degree in Economics and an M.B.A. in Finance from Cornell University.

        Robert W. Radsch, CFA, is a Portfolio Manager of the Fund and is a Vice President of Lexington Management Corporation. Prior to joing Lexington in July, 1994, he was Senior Vice President, Portfolio Manager and Chief Economist for the Bull & Bear Group. He has extensive experience managing
gold,  silver and platinum  on  an  international   basis,  having  managed
precious  metals and international funds for more than 12 years.

        Mr. Radsch is a graduate of Yale University with a B.A. Degree and holds an M.B.A. in Finance from Columbia University.

                       HOW TO PURCHASE AND REDEEM SHARES

        With the exception of shares held in connection with initial capital of the Fund, shares of the Fund are currently available for purchase solely by participating insurance companies for the purpose of funding variable annuity contracts. Shares of the Fund are purchased and redeemed at net asset value next calculated after a purchase or redemption order is received by the Fund in good order. There are no minimum investment requirements. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after the order for redemption is received by the Fund. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange.

                        DETERMINATION OF NET ASSET VALUE

        The net asset value of the shares of the Fund is computed as of the close of trading on each day the New York Stock Exchange is open, by dividing the value of the Fund's securities plus any cash and other assets
(including accrued dividends and interest) less all liabilities (including accrued expenses) by the number of shares outstanding, the result being adjusted to the nearest whole cent. A security listed or traded on a recognized stock exchange is valued at its last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. If no sale is reported at that time, the mean between the current bid and asked price will be used. All other securities for which the over-the-counter market quotations are readily available are valued at the mean between the last current bid and asked price. Short-term securities having maturity of 60 days or less are valued at cost when it is determined by the Fund's Board of Trustees that amortized cost reflects the fair value of such securities. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by the management and approved in good faith by the Board of Trustees.

        Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities used in computing the net asset value of the shares of the Fund are determined as of the earlier of such market close or the closing time of the New York Stock Exchange (the "Exchange"). Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined by the investment adviser and approved in good faith by the Trustees.

        In order to determine net asset value per share, the aggregate value of portfolio securities is added to the value of the Fund's other assets, such as cash and receivables; the total of the assets thus obtained, less liabilities, is then divided by the number of shares outstanding.

                            PERFORMANCE CALCULATION

        Advertisements and communications with shareholders and others may cite the Fund's performance calculated on a total return basis. All such advertisements and communications will portray the value of an assumed initial investment of $1,000 at the end of one, five and ten year periods. These values will be calculated by multiplying the compounded average annual total return for each time period by the amount of the assumed initial investment and will reflect all recurring charges against Fund income.

        Advertisements and communications may compare the Fund's performance to major market indices. Quotations of historical total returns are not indicative of future dividend income or total return, but are an indication of the return to shareholders only for the limited historical period used. The Fund's total return will depend on the particular investments in its portfolio, its total operating expenses and other conditions. For further information, including the formula and an example of the total return calculation, see the Statement of Additional Information.

                 DIVIDEND, DISTRIBUTION AND REINVESTMENT POLICY

        The Fund intends to declare or distribute a dividend from its net investment income and/or net capital gain income to shareholders annually or more frequently if necessary in order to comply with distribution requirements of the Code to avoid the imposition of regular Federal income tax, and if applicable, a 4% excise tax.

        Any dividends and distribution payments will be reinvested at net asset value, without sales charge, in additional full and fractional shares of the Fund. Dividend and capital gain distributions are generally not currently taxable to owners of variable contracts.

                                  TAX MATTERS

        The Fund. The Fund intends to qualify as a regulated  investment company by satisfying the requirements under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") concerning diversification of assets, distribution of income and sources of income. When the Fund qualifies as a regulated investment company and all of its taxable income is distributed in accordance with the timing requirements imposed by the Code, it will not be subject to federal income tax. If, however, for any taxable year the Fund does not qualify as a regulated investment company, then all of its
taxable  income  will be subject  to  tax  at  regular   corporate   rates
(without  any  deduction for distributions  to  the  separate   accounts  of
the   Participating Insurance Companies), and the accounts will be subject to tax on such distributions to the extent that the distributing Fund has current and accumulated earnings and profits.

        Fund Distributions. Capital gain and ordinary income dividends from the Fund are not currently taxable when left to accumulate within a variable annuity contract.

        Share Redemptions. Gain or loss realized on redemptions of shares held by the separate accounts of Participating Insurance Companies generally will not be taxable to the separate accounts or to the contract holders.

        Summary. The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. The discussion assumes that the separate accounts of the Participating Insurance Companies are the owners of the shares and that the underlying variable annuity contracts qualify as annuities under the Code. If these requirements are not met then the contract owners will be treated as recognizing income (from distributions or otherwise) related to the ownership of Fund shares. The foregoing discussion is for general information only; a more detailed discussion of federal income tax considerations is contained in the Statement of Additional Information. Holders of variable annuity contracts must consult the prospectuses of their respective contracts or policies for information concerning the federal income tax consequences of owning such contracts.

                              GENERAL INFORMATION

        The Fund was organized as a Massachusetts business trust on October 7, 1988 under the name Lexington Gold Trust. At a meeting held on September 30, 1991, the shareholders of the Fund approved a change in the Fund's fundamental investment objective and policies. In connection with the change of investment objective and policies, the Fund also changed its name to "Lexington Natural Resources Trust." The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest, no par value. When issued, shares of the Fund are fully paid, non-assessable and freely transferable.

        Unlike the stockholder of a corporation, shareholders could under certain circumstances be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Fund for acts or obligations of the Fund, which are binding only on the assets and property of the Fund. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and thus should be considered remote.

    Voting Rights

        Shareholders of the Fund are given certain voting rights. Each share of the Fund will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable life insurance or annuity contracts. Participating insurance companies provide variable annuity Contract

Holders and Participants the right to direct the voting of Fund shares at shareholder meetings to the extent required by law. See the Separate Account Prospectus for the Variable Contract for more information regarding the pass-through of these voting rights.

        Massachusetts business trust law does not require the Fund to hold annual shareholder meetings, although special meetings may be called for the Fund, for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment management contract. A shareholders' meeting will be held after the Fund begins operations for the purpose of electing the initial Board of Trustees. In addition, the Fund will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the holders of not less than two-thirds of the outstanding shares or other voting interests of the Fund may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of other voting interests of the Fund. The Fund is required to assist in shareholders' communications. In accordance with current laws, an insurance company issuing a variable life insurance or annuity contract that participates in the Fund will request voting instructions from
Contract Holders and will vote shares or other voting   interests  in  the
Separate   Account  in  proportion  to  the voting instructions received.

Counsel and Independent Auditors

        Kramer, Levin, Naftalis, Nessen, Kamin & Frankel will pass upon legal matters for the Fund in connection with the shares offered by this Prospectus.

        KPMG Peat Marwick LLP, New York, New York has been selected as independent auditors for the Fund for the fiscal year ending December 31, 1995.

Custodians, Transfer Agent and Dividend Disbursing Agent

Chase  Manhattan  Bank,  N.A.,  1211 Avenue of the Americas,  New York,
New York 10036 has been retained to act as the Custodian for the Fund's investments and assets. In addition, Chase Manhattan Bank, N.A. may appoint foreign banks and securities depositories to act as sub-custodians for the Fund's portfolio securities subject to their qualification as eligible foreign custodians under the rules adopted by the SEC. State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 has been retained to act as the Transfer Agent and Dividend Disbursing Agent for the Fund. Neither Chase Manhattan Bank, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.

                               -----------------
                               L E X I N G T O N


                               -----------------

                                   LEXINGTON

                                    EMERGING
                                    MARKETS
                                   FUND, INC.

                               -----------------




                              P R O S P E C T U S

                                  MAY 1, 1995



Investment Adviser
--------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, N.J. 07663

Distributor
--------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, N.J. 07663

Transfer Agent
--------------------------------------------
STATE STREET BANK AND TRUST  COMPANY
c/o National  Financial  Data Services
1004 Baltimore
Kansas City, Missouri 64105


Table of Contents                             Page
--------------------------------------------------
Financial Highlights ..........................  2
Description of the Fund .......................  2
Investment Objective and Policies .............  3
Investment Restrictions .......................  6
Management of the Fund ........................  7
    Portfolio Manager .........................  8
How to Purchase and Redeem Shares .............  8
Determination of Net Asset Value ..............  9
Performance Calculation .......................  9
Dividend, Distribution and Reinvestment Policy.  9
Tax Matters ................................... 10
Organization and Description of Common Stock .. 10
Custodian, Transfer Agent and
  Dividend Disbursing Agent ................... 11
Counsel and Independent Auditors .............. 11
Other Information ............................. 11

                                                                      PROSPECTUS
                                                                     May 1, 1995
Lexington Emerging Markets Fund, Inc.

P.O. Box 1515 / Park 80 West Plaza Two, Saddle Brook, New Jersey 07663
(201) 845-7300

    A NO-LOAD MUTUAL FUND WHOSE INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM GROWTH OF CAPITAL PRIMARILY THROUGH INVESTMENT IN EQUITY SECURITIES OF COMPANIES DOMICILED IN, OR DOING BUSINESS IN EMERGING COUNTRIES AND EMERGING MARKETS.

--------------------------------------------------------------------------------

        Lexington Emerging Markets Fund, Inc. is a no-load open-end diversified management investment company. The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in emerging countries and emerging markets.

        Shares of the Fund may be purchased only by insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

        Lexington Management Corporation ("LMC") is the Fund's investment adviser. Lexington Funds Distributor, Inc. ("LFD") is the distributor of Fund shares.

        This Prospectus sets forth information about the Fund you should know before investing. It should be read and retained for future reference.

        A Statement of Additional Information dated May 1, 1995 which provides a further discussion of certain matters in this Prospectus and other matters that may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call the telephone number above or write to the address listed above.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

     Investors Should Read and Retain this Prospectus for Future Reference

                              FINANCIAL HIGHLIGHTS

        The following Per Share Income and Capital Changes Information for the period March 30, 1994 (commencement of operations) to December 31, 1994 has been audited by KPMG Peat Marwick LLP, Independent Auditors, whose report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the Financial Statements and related notes thereto included in the Statement of Additional Information. The Fund's annual report, which contains additional performance information, is available upon request and without charge.





Selected Per Share Data for a share outstanding throughout the period:

                                                                                        January 3, 1994
                                                                                       (commencement of
                                                                                        operations) to
                                                                                       December 31, 1994
                                                                                       -----------------
Net asset value, beginning of period ..................................................      $10.00
                                                                                             ------
Income from investment operations:
  Net investment loss .................................................................        0.03
  Net realized and unrealized gain on investments .....................................        0.04
                                                                                             ------
        Total income from investment operations .......................................        0.07
                                                                                             ------

Less distributions:
  Distributions from net realized capital gains .......................................       (0.02)
  Distributions in excess of net realized capital gains (Temporary book-tax difference)       (0.19)
                                                                                             ------
        Total distributions ...........................................................       (0.21)
                                                                                             ------
Net asset value, end of period ........................................................      $ 9.86
                                                                                             ======
Total return ..........................................................................       0.76%
Ratio to average net assets:
  Expenses, before reimbursement ......................................................       6.28%*
  Expenses, net of reimbursement ......................................................       1.30%*
  Net investment  income  (loss),  before  reimbursement ..............................     (4.29)%*
  Net investment income  (loss) .......................................................       0.70%*
Portfolio  turnover ...................................................................       0.70%*
Net assets at end of period (000's omitted) ...........................................      $4,624

*Annualized


                            DESCRIPTION OF THE FUND

        Lexington Emerging Markets Fund is an open-end management investment company organized as a corporation under the laws of Maryland. The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("participating insurance companies"). The Fund currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ.
Nevertheless,  the Fund's Directors   intend  to  monitor   events  in  order
to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If a conflict were to occur, an insurance company separate account might be required to withdraw its investments in the Fund and the Fund might be forced to sell securities at disadvantageous prices. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.

        Individual variable annuity contract holders and variable life insurance policy holders are not "shareholders" of the Fund. The Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their variable annuity contract or variable life insurance policy. Shares of the Fund are not offered directly to the general public.

                       INVESTMENT OBJECTIVE AND POLICIES

        The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities and equivalents of companies domiciled in, or doing business in, emerging countries and emerging markets, as defined below.

        Due to the risks inherent in international investments generally, the Fund should be considered as a vehicle for investing a portion of an investor's assets in foreign securities markets and not as a complete investment program.

        The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in emerging country and emerging market equity securities. Equity securities will consist of all types of common stocks and equivalents (the following constitute equivalents: convertible debt securities and warrants.) The Fund may also invest in preferred stocks, bonds, money market instruments of foreign and domestic companies, U.S. government, and governmental agencies. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund's investment objective is a fundamental policy that may not be changed without the approval of a "majority of the Fund's outstanding voting securities" which means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.

        Under normal conditions, at least 65% of the Fund's total assets will be invested in emerging country and emerging market equity securities in at least three countries outside of the United States. For purposes of its investment objective, the Fund considers emerging country equity securities to be any country whose economy and market the World Bank or United Nations considers to be emerging or developing. The Fund may also invest in equity securities and equivalents traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such emerging countries and emerging markets or sales made in such countries. Determinations as to eligibility will be made by LMC based on publicly available information and inquiries made to the companies. It is possible in the future that sufficient numbers of emerging country or emerging market equity securities would be traded on securities markets in industrialized countries so that a major portion, if not all, of the Fund's assets would be invested in securities traded on such markets, although such a situation is unlikely at present. The Fund will maintain investments at all times in a minimum of three countries outside of the United States.

        Currently, investing in many of the emerging countries and emerging markets is not feasible or may involve political risks. Accordingly, LMC currently intends to consider investments only in those countries in which it believes investing is feasible and does not involve such risks. The list of acceptable countries will be reviewed by LMC and approved by the Board of Directors on a periodic basis and any additions or deletions with respect to such list will be made in accordance with changing economic and political circumstances involving such countries. (See Appendix).

        The Fund's investments in emerging country equity securities are not subject to any maximum limit, and it is the intention of LMC to invest substantially all of the Fund's assets in emerging country and emerging market equity securities. However, to the extent that the Fund's assets are not invested in emerging country and emerging market equity securities, the remaining 35% of the assets may be invested in (i) other equity securities without regard to whether they qualify as emerging country or emerging market equity securities, (ii) debt securities denominated in the currency of an emerging market or issued or guaranteed by an emerging market company or the government of an emerging country, and (iii) short-term and medium-term debt securities of the type described below under "Temporary Investments." The Fund's assets may be so invested in debt securities when LMC believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term growth of capital. It is likely that many of the debt securities in which the Fund will invest will be unrated, and whether or not rated, such securities may have speculative characteristics. All unrated debt securities purchased by the Fund will be comparable to, or the issuers of such unrated securities will have the capacity to meet its debt obligations comparable to those issuers of rated securities. In addition, for temporary defensive purposes, the Fund may invest less than 65% of its assets in emerging country and emerging market equity securities, in which case the Fund may invest in other equity securities or may invest in debt securities of the sort described under "Temporary Investments" below.

        The Fund intends to purchase and hold securities for long-term growth of capital and does not expect to trade for short-term gain. Accordingly, it is anticipated that the annual portfolio turnover rate normally will not exceed 75%. A 100% turnover rate would occur if all of the Fund's portfolio investments were sold and either repurchased or replaced in a year. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. The Fund's portfolio turnover rate for the year ended December 31, 1994 was 71.21%. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

        The operating expenses of the Fund can be expected to be greater than that of an investment company investing exclusively in United States securities.

Temporary Investments

        For temporary defensive purposes, the Fund may invest up to 100% of its total assets in money market securities, denominated in dollars in the currency of any emerging country, issued by entities organized in the U.S. or any emerging country, such as: short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. Government or the government of an emerging country, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 by Moody's Investors Services, Inc. or A or better by Standard & Poor's Corporation or, if unrated, of comparable quality as determined by LMC, obligations (including certificates of deposit, time deposits and banker's acceptances) of banks; and repurchase agreements with banks and broker-dealers with respect to such securities.

        Repurchase agreements with respect to the securities described in the preceding paragraph are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Although the Fund may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment policies and restrictions, it is the Fund's present intention to enter into repurchase agreements only with respect to obligations of the United States Government or its agencies or instrumentalities to meet anticipated redemptions or pending investments or reinvestments of Fund assets in portfolio securities. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government securities. Repurchase agreements are considered loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund intends to limit repurchase agreements to institutions believed by LMC to present minimal credit risk. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and all other illiquid securities when taken together would exceed 10% of the total assets of the Fund.

Certain Investment Methods-The Fund may from time to time engage in the following investment practices:

Settlement Transactions-The Fund may, for a fixed amount of United States dollars, enter into a foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging".

        To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at a specified date which may be any fixed number of days in the future.

        Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.

Portfolio Hedging-When, in the opinion of LMC, it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, the Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. The Fund, for hedging purposes only, may also enter into forward currency exchange contracts to increase its exposure to a foreign currency that LMC expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by LMC. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Fund will not enter into forward
foreign  currency  exchange   transactions for speculative  purposes.  The Fund
intends to limit such  transactions to not more than 70% of total Fund assets.

Forward Commitments-The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Fund, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if LMC deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments. When the Fund engages in a forward commitment transaction, the custodian will set aside cash, U.S. Government securities or other high quality debt obligations equal to the amount of the commitment in a separate account.

        Except as otherwise specifically noted, the Fund's investment objective and its investment restrictions are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund. The Statement of Additional Information contains a complete description of the Fund's restrictions and additional information on policies relating to the investment of its assets and its activities.

Risk Considerations

        Investments in emerging market and emerging country equity securities may involve risks and considerations not present in domestic investments. Since foreign securities generally are denominated and pay interest or dividends in foreign currencies, the value of the assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in the relationship of the United States dollar and other currency rates. The Fund may incur costs in connection with the conversion or transfer of foreign currencies. In addition, there may be less publicly available information about foreign companies than United States companies. Foreign
companies may not be subject to accounting,   auditing,   and  financial
reporting  standards,   practices and requirements comparable to those
applicable to United States companies. Foreign securities   markets,   while
growing  in  volume,   have  for  the  most part substantially  less volume than
United States securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than securities of comparable United States companies. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the 5 day customary settlement time for United States securities. Although the Fund will try to invest in companies and governments of countries having stable political
environments,   there  is  the  possibility  of  expropriation  or confiscatory taxation, seizure or nationalization or foreign government restrictions or other
adverse  political,   social  or  diplomatic   developments  that  could affect
investment in these nations. (See "Risk Considerations" in the Statement of Additional Information for further information.)

        Income from foreign securities held by the Fund may, and in some cases will be reduced by a withholding tax at the source or other foreign taxes. A shareholder of the Fund will, subject to certain restrictions, be entitled to claim a credit or deduction for United States Federal income tax purposes for the shareholder's pro rata share of such foreign taxes paid by the Fund. (See "Tax Matters.")

                            INVESTMENT RESTRICTIONS

        The Fund's investment program is subject to a number of investment restrictions which reflect self imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize certain risks associated with investing in certain types of securities or engaging in certain transactions. The most significant of these restrictions provide that:

        (1) The Fund will not borrow money,  except that (a) the Fund may enter into certain futures contracts and options related thereto;
            (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse
            repurchase  agreements;   (c)  for  temporary emergency  purposes,
            the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) The Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund will only invest up to 5% of its total assets in reverse repurchase agreements.

        (2) The Fund will not make loans,  except  that,  to the extent
            appropriate under  its  investment  program,   the  Fund  may  (a)
            purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and
            (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

        (3) The Fund will not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supranational organizations to be industries. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

        (4) The Fund will not purchase securities of an issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States govemment or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country other than the United States which is a member of the Organization for Economic Cooperation and Development ("OECD"). The member countries of OECD are at present: Australia, Austria, Belgium, Canada, Denmark, Germany, Finland, France,

        The forgoing investment restrictions (as well as certain others set forth in the Statement of Additional Information) are matters of fundamental policy which may not be changed without the affirmative vote of the majority of the shareholders of the Fund.

        The investment policies described below are non-fundamental, therefore, changes to such policies may be made in the future by the Board of Directors without the approval of the shareholders of the Fund:

        (1) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

        (2) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to
            Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered.
            The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

                             MANAGEMENT OF THE FUND

        The Fund has a Board of Directors which establishes the Fund's policies and supervises and reviews the operations and management of the Fund. Lexington Management Corporation ("LMC"), P.O. Box 1515, Park 80 West Plaza Two, Saddle Brook, New Jersey 07663, is the investment adviser of the Fund. For its investment management services to the Fund, under its investment advisory agreement, LMC will receive a monthly fee at the annual rate of 0.85% of the Fund's average daily net assets. LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage, and extraordinary expenses but including management fee and operating expenses) to an annual rate of 1.30% of the Fund's average net assets.

        Lexington Funds Distributor, Inc. ("LFD"), a registered broker-dealer, is the Fund's distributor. LMC also acts as administrator to the Fund and performs certain administrative and accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports,
preparing registration statements,   calculating  net  asset  values,
shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse the Administrator for its actual cost in providing such services, facilities and expenses.

        From time  to  time,   LMC  may  pay  amounts  from  its  past  profits
to participating insurance companies or insurance companies or other financial institutions that provide administrative services for the Fund or that provide to contract holders other services relating to the Fund. These services may include, among other things, sub-accounting services, answering inquiries of contract holders regarding the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectus and other communications to contract holders regarding the Fund, and such other related services as the Fund or a contract holder may request. LMC will not pay more than 0.25% of the average daily net assets of the Fund represented by shares of the Fund held in the separate account of any participating insurance company. Payment of such amounts by LMC will not increase the fees paid by the Fund or its shareholders.

        LMC was established in 1938 and currently manages and administers over $3.8 billion in assets. LMC serves as investment adviser to other investment companies and private and institutional investment accounts. Included among these clients are persons and organizations that own significant amounts of capital stock of LMC's parent, Piedmont Management Company Inc. The clients pay fees that LMC considers comparable to the fees paid by similarly served clients.

        LMC and LFD are wholly-owned subsidiaries of Piedmont Management Company Inc., a Delaware corporation with offices at 80 Maiden Lane, New York, New York 10038. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities are the beneficial owners of a majority of the shares of Piedmont Management Company Inc. common stock. See "Investment Adviser and Distributor" in the Statement of Additional Information.

Portfolio Manager

        The  Fund is managed by an investment  management team.  Richard T.
Saler is lead  manager.   Richard  T.  Saler  is  Senior  Vice  President,
Director of International   Investment  Strategy  of  LMC.  Mr.  Saler  is
responsible for international investment analysis and portfolio management at LMC. He has nine years of investment experience. Mr. Saler has focused on international markets since first joining Lexington in 1986. In 1991 he was an investment strategist with Nomura Securities and rejoined Lexington in 1992. Mr. Saler is a graduate of New York University with a B.S. Degree in Marketing and an M.B.A. in Finance from New York University's Graduate School of Business Administration.

                       HOW TO PURCHASE AND REDEEM SHARES

        With the exception of shares held in connection with initial capital of the Fund, shares of the Fund are currently available for purchase solely by insurance companies for the purpose of funding variable annuity contracts. Shares of the Fund are purchased and redeemed at net asset value next calculated after a purchase or redemption order is received by the Fund in good order. There are no minimum investment requirements. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after the order for redemption is received by the Fund. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange.

                        DETERMINATION OF NET ASSET VALUE

        The net asset value of the shares of the Fund is computed as of the close of trading on each day the New York Stock Exchange is open, by dividing the value of the Fund's securities plus any cash and other assets
(including accrued dividends and interest) less all liabilities (including accrued expenses) by the number of shares outstanding, the result being adjusted to the nearest whole cent. A security listed or traded on a recognized stock exchange is valued at its last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. If no sale is reported at that time, the mean between the current bid and asked price will be used. All other securities for which the over-the-counter market quotations are readily available are valued at the mean between the last current bid and asked price. Short-term securities having maturity of 60 days or less are valued at amortized cost when it is determined by the Fund's Board of Directors that amortized cost reflects the fair value of such securities. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by the management and approved in good faith by the Board of Directors.

        Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities used in computing the net asset value of the shares of the Fund are determined as of the earlier of such market close or the closing time of the New York Stock Exchange (the "Exchange"). Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange, which will not be reflected in the computation of net asset value. If, during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined by the investment adviser and approved in good faith by the Directors.

        In order to determine net asset value per share, the aggregate value of portfolio securities is added to the value of the Fund's other assets, such as cash and receivables; the total of the assets thus obtained, less liabilities, is then divided by the number of shares outstanding.

                            PERFORMANCE CALCULATION

        The Fund will calculate performance on a total return basis for various periods. The total return basis combines changes in principal and dividends for the periods shown. Principal changes are based on the difference between the beginning and closing net asset value for the period and assumes reinvestment of dividends paid by the Fund. Dividends are comprised of net investment income and net realized capital gains, respectively.

        Performance will vary from time to time and past results are not necessarily representative of future results. A shareholder should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses.

        Comparative performance information may be used from time to time in advertising or marketing of the Fund's shares, including data from Lipper Analytical Services, Inc. or major market indices such as the Dow Jones Industrial Average Index, Standard & Poor's 500 Composite Stock Price Index and Morgan Stanley Capital International World Index. Such comparative performance information will be stated in the same terms in which the comparative data and indices are stated. Further information about the Fund's performance is contained in the annual report, which may be obtained without charge.


                 DIVIDEND, DISTRIBUTION AND REINVESTMENT POLICY

        The Fund intends to declare or distribute a dividend from its net investment income and/or net capital gain income to shareholders annually or more frequently if necessary in order to comply with distribution requirements of the Code to avoid the imposition of regular Federal income tax, and if applicable, a 4% excise tax.

        Any dividends and distribution payments will be reinvested at net asset value, without sales charge, in additional full and fractional shares of the Fund. Dividend and capital gain distributions are generally not currently taxable to owners of variable contracts.

                                  TAX MATTERS

The Fund. The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code, as amended (the "Code"), concerning the diversification of assets, distribution of income, and sources of income. When a Fund qualifies as a regulated investment company and all of its taxable income is distributed in accordance with the timing requirements imposed by the Code, the Fund will not be subject to Federal income tax. If, however, for any taxable year a Fund does not qualify as a regulated investment company, then all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to the separate accounts of the Participating Insurance Companies), and the receipt of such distributions will be taxable to the extent that the distributing Fund has current and accumulated earnings and profits.

Fund distributions. Distributions by the Fund are taxable, if at all, to the separate accounts of the Participating Insurance Companies, and not to variable annuity contract holders and variable life insurance policy holders. Distributions will be included in the taxable income of the separate accounts of the Participating Insurance Companies in the year in which they are received (whether paid in cash or reinvested).

Share redemptions. Redemptions of the shares held by the separate accounts of the Participating Insurance Companies generally will not result in gain or loss for the separate accounts of the Participating Insurance Companies and will not result in gain or loss for the variable annuity contract holders and variable life insurance policy holders.

Summary. The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. The foregoing discussion also assumes that the separate accounts of the Participating Insurance Companies are the owners of the shares and that policies or contracts qualify as life insurance policies or annuities, respectively, under the Code. If the foregoing requirements are not met then the variable annuity contract
holders  and  variable  life  insurance   policy  holders  will  be  treated as
recognizing income (from distributions or otherwise) related to the ownership of Fund shares. The foregoing discussion is for general information only; a more detailed discussion of Federal income tax considerations is contained in the Statement of Additional Information. Variable annuity contract holders and variable life insurance policy holders must consult the prospectuses of their respective contracts or policies for information concerning the Federal income tax consequences of owning such contracts or policies.

                  ORGANIZATION AND DESCRIPTION OF COMMON STOCK

        The Company is an open-end, diversified management investment company organized as a corporation under the laws of the State of Maryland on December 27, 1993, and has authorized capital of 1,000,000,000 shares of common stock, par value $.001 of which 500,000,000 have been designated Lexington Emerging Markets Fund Series. Each share of common stock has one vote and shares equally in dividends and distributions when and if declared by the Company and in the Company's net assets upon liquidation. All shares, when issued, are fully paid and non-assessable. There are no preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Directors can elect all Directors and the remaining shareholders would not be able to elect any Directors.

Voting Rights

        Shareholders of the Fund are given certain voting rights. Each share of the Fund will be given one vote. Participating insurance companies provide variable annuity contracts holders and variable life insurance policy holders the right to direct the voting of Fund shares at shareholder meetings to the extent required by law. See the Separate Account Prospectus for the Variable Annuity Contract or Variable Life Insurance Policy Section for more information regarding the pass through of these voting rights.

        The Fund will not normally hold annual shareholder meetings except as required by Maryland General Corporation Law or the Investment Company Act of 1940. However, meetings of shareholders may be called at any time by the Secretary upon the written request of shareholders holding in the aggregate not less than 10% of the outstanding shares, such request specifying the purposes for which such meeting is to be called. In addition, the Directors will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested to do so in writing by the recordholders of not less than 10% of the Fund's outstanding shares. The Fund will assist shareholders in any such communication between shareholders and Directors.

            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

        Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036 has been retained to act as custodian for the Fund's portfolio securities including those to be held by foreign banks and foreign securities depositories that qualify as eligible foreign custodians under the rules adopted by the SEC and for the Fund's domestic securities and other assets. State Street Bank and Trust Company, c/o National Financial Data Services, 1004 Baltimore, Kansas City, Missouri 64105, has been retained to act as the transfer agent and dividend disbursing agent for the Fund. Neither Chase Manhattan Bank, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.

                        COUNSEL AND INDEPENDENT AUDITORS

        Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 will pass upon legal matters for the Fund in connection with the shares offered by this Prospectus. KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, has been selected as independent auditors for the Fund for the fiscal year ending December 31, 1995.

                               OTHER INFORMATION

        This prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. The
Statement of Additional Information included in such registration statement may be obtained without charge from the Fund.

        No person has been authorized to give any information or to make any representation other than those contained in this Prospectus, and information or representations not herein contained, if given or made, must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer or solicitation in any jurisdiction in which such offering may not lawfully be made.

                             KEMPER ADVANTAGE III
                           PROSPECTUS - MAY 1, 1995


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SECURITIES IN ANY STATE, TO ANY PERSON, TO WHOM IT IS NOT LAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE. A FIXED AND VARIABLE ANNUITY ISSUED BY KEMPER INVESTORS LIFE INSURANCE COMPANY.

                            PROSPECTUS--MAY 1, 1995
--------------------------------------------------------------------------------

                                PERIODIC PAYMENT

                           VARIABLE ANNUITY CONTRACTS
--------------------------------------------------------------------------------

                                   ISSUED BY

                    KEMPER INVESTORS LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                    KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

   HOME OFFICE: 1 KEMPER DRIVE, LONG GROVE, ILLINOIS 60049     (708) 320-4500

The types of Periodic Payment Deferred Variable Annuity Contracts ("Periodic Payment Contract" or "Contracts") offered by this Prospectus are issued by Kemper Investors Life Insurance Company ("KILICO") and are designed to provide annuity benefits under retirement plans which may or may not qualify for the Federal tax advantages available under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended.

Purchase payments for the Contracts may be allocated to one or more of the investment options under which Contract values accumulate on either a variable or fixed basis. These options consist of the seven Subaccounts of the Separate Account and the Fixed Accumulation Option of the General Account. Each Subaccount invests in one of the portfolios of the Kemper Investors Fund (the "Fund") which is managed by Kemper Financial Services, Inc. ("KFS"). The Fund currently consists of the following Portfolios: Money Market, Total Return, High Yield, Equity, Government Securities, International and Small Capitalization Equity ("Small Cap"). Subaccounts and Portfolios may be added in the future. Contract values allocated to any of the Subaccounts will vary to reflect the investment performance of the corresponding Portfolio. The accompanying Prospectus for the Fund describes the investment objectives and the attendant risks of the Portfolios of the Fund. Contract values allocated to the Fixed Accumulation Option will accumulate on a fixed basis.

This Prospectus is designed to provide you with certain essential information that you should know before investing. A Statement of Additional Information dated May 1, 1995 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A Statement of Additional Information is available upon request from KILICO by writing or calling the address or telephone number listed above. A table of contents for the Statement of Additional Information is on page 25 of this Prospectus.

THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE KEMPER INVESTORS FUND. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                            Page
                                                                                            -----
DEFINITIONS.................................................................................     1
SUMMARY.....................................................................................     2
SUMMARY OF EXPENSES.........................................................................     4
CONDENSED FINANCIAL INFORMATION.............................................................     5
KILICO, THE SEPARATE ACCOUNT AND THE FUND...................................................     7
FIXED ACCUMULATION OPTION...................................................................    10
THE CONTRACTS...............................................................................    10
CONTRACT CHARGES AND EXPENSES...............................................................    14
THE ANNUITY PERIOD..........................................................................    16
FEDERAL INCOME TAXES........................................................................    19
DISTRIBUTION OF CONTRACTS...................................................................    22
VOTING RIGHTS...............................................................................    22
REPORTS TO CONTRACT OWNERS AND INQUIRIES....................................................    22
DOLLAR COST AVERAGING.......................................................................    23
SYSTEMATIC WITHDRAWAL PLAN..................................................................    23
PROVISIONS OF PRIOR CONTRACTS...............................................................    23
LEGAL PROCEEDINGS...........................................................................    25
TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION......................................    25

DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

     ACCUMULATION PERIOD--The period between the Date of Issue of a Contract and the Annuity Date.

     ACCUMULATION UNIT--A unit of measurement used to determine the value of each Subaccount during the Accumulation Period.

     ANNUITANT--The person designated to receive or who is actually receiving annuity payments and upon the continuation of whose life annuity payments involving life contingencies depend.

     ANNUITY DATE--The date on which annuity payments are to commence.

     ANNUITY OPTION--One of several forms in which annuity payments can be made.

     ANNUITY PERIOD--The period starting on the Annuity Date.

     ANNUITY UNIT--A unit of measurement used to determine the amount of Variable Annuity payments.

     BENEFICIARY--The person designated to receive any benefits under a Contract upon the death of the Annuitant or the Owner prior to the Annuity Period.

     CONTRACT--A Variable Annuity Contract offered by this Prospectus. With respect to a Contract issued on a group basis, the certificate issued to an individual shall be deemed for the purposes of this Prospectus to be a Contract.

     CONTRACT OWNER OR OWNER--The person designated in the Contract as having the privileges of ownership defined in the Contract.

     CONTRACT VALUE--The sum of the values of the Owner's Contract interest in the Subaccount(s) of the Separate Account and the General Account.

     CONTRACT YEAR--Period between anniversaries of the Date of Issue of a Contract, or with respect to a Contract issued on a group basis, the period between anniversaries of the date of issue of a certificate.

     CONTRACT QUARTER--Periods between quarterly anniversaries of the Date of Issue of the Contract, or with respect to a Contract issued on a group basis, the period between quarterly anniversaries of the date of issue of a certificate.

     CONTRIBUTION YEAR--Each Contract Year in which a Purchase Payment is made and each succeeding year measured from the end of the Contract Year during which such Purchase Payment was made. For example, if a Contract Owner makes an initial payment of $15,000 and then makes a subsequent payment of $10,000 during the fourth Contract Year, the fifth Contract Year will be the fifth Contribution Year for the purpose of Accumulation Units attributable to the initial payment and the second Contribution Year with respect to Accumulation Units attributable to the subsequent $10,000 payment.

     DATE OF ISSUE--The date on which the first Contract Year commences.

     DEBT--The principal of any outstanding loan from the General Account Contract Value, plus any accrued interest. Requests for loans must be made in writing to KILICO.

     FIXED ANNUITY--An annuity under which the amount of each annuity payment does not vary with the investment experience of a Subaccount and is guaranteed by KILICO.

     FUND--The Kemper Investors Fund, an open-end management investment company consisting of seven portfolios in which the Separate Account invests.

     GENERAL ACCOUNT--All the assets of KILICO other than those allocated to any Separate Account. KILICO guarantees a minimum rate of interest on Purchase Payments allocated to the General Account.

     GENERAL ACCOUNT CONTRACT VALUE--The value of the Owner's Contract interest in the General Account.

     KILICO--Kemper Investors Life Insurance Company, whose Home Office is at 1 Kemper Drive, Long Grove, Illinois 60049.

     NON-QUALIFIED PLAN CONTRACT--A Contract issued in connection with a retirement plan which does not receive favorable tax treatment under
     Section 401, 403, 408 or 457 of the Internal Revenue Code.

     PURCHASE PAYMENTS--Amounts paid to KILICO by or on behalf of a Contract Owner.

     QUALIFIED PLAN CONTRACT--A Contract issued in connection with a retirement plan which receives favorable tax treatment under Section 401, 403, 408 or 457 of the Internal Revenue Code.

     SEPARATE ACCOUNT--A unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940 known as the KILICO Variable Annuity Separate Account.

     SEPARATE ACCOUNT CONTRACT VALUE--The sum of the Owner's Contract interest in the Subaccount(s).

     SUBACCOUNTS--The seven subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding portfolio of the Fund.

     SUBACCOUNT VALUE--The value of the Owner's Contract interest in each Subaccount.

     UNITHOLDER--The person holding the voting rights with respect to an Accumulation or Annuity Unit.

     VALUATION DATE--Each day when the New York Stock Exchange is open for trading, as well as each day otherwise required. (See "Accumulation Unit Value.")

     VALUATION PERIOD--The interval of time between two consecutive Valuation Dates.

     VARIABLE ANNUITY--An annuity with payments varying in amount in accordance with the investment experience of the Subaccount(s) in which the Owner's Contract has an interest.

     WITHDRAWAL CHARGE--The "contingent deferred sales charge" assessed against certain withdrawals of Accumulation Units in their first six Contribution Years or against certain annuitization of Accumulation Units in their first six Contribution Years.

     WITHDRAWAL VALUE--Contract Value less Debt, and any premium tax payable if the Contract is being annuitized, minus any Withdrawal Charge applicable to that Contract.

                                    SUMMARY

The Contracts described in the Prospectus provide a way to invest on a tax-deferred basis and to receive annuity benefits in accordance with the annuity option selected and the retirement plan under which the Contract has been purchased. The Prospectus offers both Non-Qualified Plan and Qualified Plan Contracts. KILICO makes several underlying investment options, including seven variable Subaccounts and a Fixed Accumulation Option, available for the Contract Owner to pursue his or her investment objectives.

The minimum initial Purchase Payment for a Non-Qualified Plan Contract is $2,500 and the minimum subsequent payment is $500. The minimum Purchase Payment for a Qualified Plan Contract is $50. However, so long as annualized contribution amounts from a payroll or salary deduction plan are equal to or greater than $600, a periodic payment for a Qualified Plan Contract under $50 will be accepted. For a Non-Qualified Plan Contract a minimum of $500 in Contract Value must be allocated to an investment option before another investment option can be selected. For a Qualified Plan Contract, as long as contribution amounts to a new investment option from a payroll or salary reduction plan are equal to or greater than $50 per month, another such investment option may be selected. The maximum Purchase Payment for a Qualified Plan Contract is the maximum permitted under the plan pursuant to which the Contract is issued. (See "The Contracts," page 10.)

KILICO provides for variable accumulations and benefits under the Contracts by crediting purchase payments to one or more Subaccounts of the Separate Account as selected by the Contract Owner. The Subaccounts invest in one of the seven corresponding Portfolios (the "Portfolios") of the Kemper Investors Fund (the "Fund"), a series mutual fund which is managed by KFS. The Money Market Portfolio invests in U.S. dollar denominated money market instruments that mature in twelve months or less. The Total Return Portfolio invests in a combination of debt securities and common stocks. The High Yield Portfolio invests in fixed-income securities, including lower rated and unrated securities which may entail relatively greater risk of loss of income or principal but may offer a current yield or yield to maturity which is higher. The Equity Portfolio invests primarily in common stock or securities convertible into or exchangeable for common stocks. The Government Securities Portfolio invests primarily in direct obligations of the U.S. Treasury or obligations issued or guaranteed by agencies and instrumentalities of the United States. The International Portfolio invests principally in common stocks of established non-United States companies believed to have potential for capital growth, income or both. The Small Cap Portfolio invests primarily in the equity securities of smaller companies, i.e., those having a market capitalization of $1 billion or less at the time of investment. (See "The Fund," page 7.) The Contract Values allocated to the Separate Account will vary with the investment performance of the Portfolios selected by the Contract Owner.

KILICO also provides for fixed accumulations and benefits under the Contracts in the Fixed Accumulation Option of the General Account. Any portion of the purchase payment allocated to the Fixed Accumulation Option is credited with interest daily at a rate periodically declared by KILICO in its sole discretion, but not less than 3%. (See "Fixed Accumulation Option," page 10.)

The investment risk under the Contracts is borne by the Contract Owner, except to the extent that Contract Values are allocated to the Fixed Accumulation Option and are guaranteed to earn at least 3% interest.

Transfers between Subaccounts are permitted before and after annuitization, if allowed by the applicable retirement plan and subject to certain limitations. Restrictions apply to transfers out of the Fixed Accumulation Option. (See "Transfer During Accumulation Period" and "Transfer During Annuity Period," pages 12 and 17, respectively.)

No sales charge is deducted from any Purchase Payment. A Contract Owner may withdraw up to 10% of the Contract Value less Debt in any Contract Year without assessment of any charge. If the Contract Owner withdraws an amount in excess of 10% of the Contract Value less Debt in any Contract Year, the amount withdrawn in excess of 10% is subject to a contingent deferred sales charge ("Withdrawal Charge"). The Withdrawal Charge starts at 6% in the first Contribution Year and reduces by 1% each Contribution Year so that there is no charge in the seventh and later Contribution Years. (See "Withdrawal Charge," page 15.) The Withdrawal Charge also applies at the annuitization of Accumulation Units in their sixth Contribution Year or earlier, except as set forth under "Withdrawal Charge." However, in no event shall the aggregate Withdrawal Charges assessed against a Contract exceed 7.25% of the aggregate Purchase Payments made under the Contract. Please note that adverse tax consequences may occur with respect to certain withdrawals. (See "Tax Treatment of Withdrawals, Loans and Assignments," page 20.)

KILICO makes charges under the Contract for assuming the mortality and expense risk and administrative expenses under the Contract, for records maintenance, and for any applicable premium taxes. (See "Charges Against the Separate Account," page 14.) In addition, KFS makes a charge against the assets of each of the Portfolios for providing investment advisory services. (See the Fund prospectus for such information).

The Contracts may be purchased in connection with retirement plans which qualify either under Section 401 or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code") or as individual retirement account plans established under
Section 408 of the Code. The Contracts are also available in connection with state and municipal deferred compensation plans and other entities qualified under Section 457 of the Code and under other deferred compensation arrangements, and are also offered under other retirement plans which may not qualify for similar tax advantages. (See "Non-Qualified Plan Contracts," page 19 and "Qualified Plans," page 20.)

A Contract Owner has the right within the "free look" period (generally ten days, subject to state variation) after receiving the Contract to cancel the Contract by delivering or mailing it to KILICO. Upon receipt by KILICO, the Contract will be cancelled and a refund will be made. The amount of the refund will depend on the state in which the Contract is issued; however, it generally will be an amount at least equal to the Contract Value. (See "The Contracts," page 10.)

--------------------------------------------------------------------------------
                              SUMMARY OF EXPENSES
--------------------------------------------------------------------------------
 CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchases (as a percentage of purchase payments).........................................   None
  Contingent Deferred Sales Load (as a percentage of amount surrendered)*
                                                              Year of Withdrawal After Purchase
                                                              ---------------------------------
                                                                 First year......................................     6%
                                                                 Second year.....................................     5%
                                                                 Third year......................................     4%
                                                                 Fourth year.....................................     3%
                                                                 Fifth year......................................     2%
                                                                 Sixth year......................................     1%
                                                                 Seventh year and following......................     0%
  Surrender Fees.................................................................................................   None
  Exchange Fee...................................................................................................   None
  ANNUAL CONTRACT FEE (Records Maintenance Charge)**.............................................................    $36


SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average daily account value)

  Mortality and Expense Risk...   1.00%
  Administration...............    .30%
  Account Fees and Expenses....      0%
  Total Separate Account
    Annual Expenses............   1.30%


FUND ANNUAL EXPENSES
(as percentage of each Portfolio's average net assets)


                               MONEY         TOTAL                                    GOVERNMENT
                               MARKET        RETURN       HIGH YIELD       EQUITY     SECURITIES  INTERNATIONAL   SMALL CAP
                              PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                              ---------     ---------     ----------     ---------     ---------    ---------     ---------
Management Fees......            .50%           .55%           .60%          .60%          .55%          .75%         .65%
Other Expenses.......            .03            .06            .05           .06           .09           .18          .60
Total Portfolio               ------         ------         ------        ------        ------        ------       ------
  Annual Expenses....            .53%           .61%           .65%          .66%          .64%          .93%        1.25%
                              ======         ======         ======        ======        ======        ======       ======


--------------------------------------------------------------------------------
                                    EXAMPLE
--------------------------------------------------------------------------------


                                                                SUBACCOUNT                  1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                                ----------                  ------    -------   -------   --------
  If you surrender your contract at the end of the applicable   Money Market                 $ 83     $ 108     $ 134     $ 239
  time period:                                                  Total Return                   84       111       138       248
    You would pay the following expenses on a $1,000            High Yield                     84       112       140       252
    investment, assuming 5% annual return on assets:            Equity                         84       112       141       253
                                                                Government Securities          84       111       139       250
                                                                International                  87       120       154       281
                                                                Small Cap                      90       130        --        --

  If you do not surrender your contract:                        Money Market                   21        65       111       239
    You would pay the following expenses                        Total Return                   22        67       115       248
    on a $1,000 investment, assuming                            High Yield                     22        69       117       252
    5% annual return on assets:                                 Equity                         22        69       118       253
                                                                Government Securities          22        68       116       250
                                                                International                  25        77       132       281
                                                                Small Cap                      28        87        --        --


--------------------------------------------------------------------------------

The purpose of the preceding table is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner in a Subaccount will bear directly or indirectly. The table reflects expenses of both the Separate Account and the Fund. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES AND DOES NOT INCLUDE THE DEDUCTION OF STATE PREMIUM TAXES, WHICH MAY BE ASSESSED BEFORE OR UPON ANNUITIZATION. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Subaccount. The Records Maintenance Charge is a single charge, it is not a separate charge for each Subaccount. In addition, the effect of the Records Maintenance Charge has been reflected by applying the percentage derived by dividing the total amounts of annual Records Maintenance Charge collected by the total net assets of all the Subaccounts in the Separate Account. See "Contract Charges and Expenses" for more information regarding the various costs and expenses.

 * A Contract Owner may withdraw up to 10% of the Contract Value less Debt in any Contract Year without assessment of any charge. Under certain circumstances the contingent deferred sales load may be reduced or waived, including when certain annuity options are selected.

** Under certain circumstances the annual Records Maintenance Charge may be reduced or waived by KILICO.

                        CONDENSED FINANCIAL INFORMATION

The following condensed financial information is derived from the financial statements of the Separate Account. The data should be read in conjunction with the financial statements, related notes and other financial information included in the Statement of Additional Information.

Selected data for the last ten years for accumulation units outstanding as of the year ended December 31st for each period:

                                                                     Flexible Payment Contracts
                                 --------------------------------------------------------------------------------------------------
                                 1994***     1993      1992**     1991      1990      1989*     1988      1987      1986      1985
                                 ------     ------     ------     -----     -----     -----     -----     -----     -----     -----
TAX QUALIFIED
Accumulation unit value at
 beginning of period
Money Market Subaccount...      $2.051       2.014     1.966      1.875     1.751     1.621     1.523     1.443     1.367     1.277
Total Return Subaccount...       4.236       3.816     3.790      2.776     2.669     2.174     1.960     1.967     1.726     1.357
High Yield Subaccount.....       4.517       3.802     3.261      2.169     2.591     2.651     2.311     2.204     1.891     1.569
Equity Subaccount.........       3.520       3.102     3.025      1.916     1.923     1.515     1.524     1.513     1.399     1.129
Government Securities
 Subaccount*..............       1.388       1.317     1.256      1.101     1.013
International
 Subaccount**.............       1.293        .983     1.000
Accumulation unit value at
 end of period
Money Market Subaccount...      $2.111       2.051     2.014      1.966     1.875     1.751     1.621     1.523     1.443     1.367
Total Return Subaccount...       3.796       4.236     3.816      3.790     2.776     2.669     2.174     1.960     1.967     1.726
High Yield Subaccount.....       4.372       4.517     3.802      3.261     2.169     2.591     2.651     2.311     2.204     1.891
Equity Subaccount.........       3.345       3.520     3.102      3.025     1.916     1.923     1.515     1.524     1.513     1.399
Government Securities
 Subaccount*..............       1.337       1.388     1.317      1.256     1.101     1.013
International
 Subaccount**.............       1.234       1.293      .983
Small Cap Subaccount***...       1.033
Number of accumulation
 units outstanding at end
 of period
 (000's omitted)
Money Market Subaccount...         733         844     1,081      1,720     2,388     2,417     3,127     4,394     4,455     5,801
Total Return Subaccount...        1299       1,511     1,859      1,924     2,355     2,888     3,652     5,546     5,673     5,687
High Yield Subaccount.....         532         657       670        723       885     1,587     2,104     1,854     3,402     2,353
Equity Subaccount.........         238         222       303        255       251       578       489     1,022     1,423     1,785
Government Securities
 Subaccount*..............         237         257       267        288       170       168
International
 Subaccount**.............         625         284        91
Small Cap Subaccount***...          14

                                                               Periodic Payment Contracts
                             ------------------------------------------------------------------------------------------------------
                             1994***      1993       1992**       1991       1990      1989*       1988       1987     1986    1985
                             -------     -------     -------     ------     ------     ------     ------     ------   ------   ----
TAX QUALIFIED
Accumulation unit value at
 beginning of period
Money Market Subaccount...     1.981      1.950       1.910      1.827      1.712      1.589      1.498      1.423    1.352    1,266
Total Return Subaccount...     4.092      3.696       3.682      2.705      2.609      2.131      1.927      1.940    1.707    1,346
High Yield Subaccount.....     4.363      3.683       3.168      2.114      2.533      2.599      2.272      2.174    1.871    1,557
Equity Subaccount.........     3.417      3.020       2.954      1.876      1.889      1.492      1.506      1.500    1.390    1,126
Government Securities
 Subaccount*..............     1.371      1.305       1.248      1.097      1.012
International
 Subaccount**.............     1.285       .980       1.000
Accumulation unit value at
 end of period
Money Market Subaccount...     2.033      1.981       1.950      1.910      1.827      1.712      1.589      1.498    1.423    1,352
Total Return Subaccount...     3.656      4.092       3.696      3.682      2.705      2.609      2.131      1.927    1.940    1,707
High Yield Subaccount.....     4.210      4.363       3.683      3.168      2.114      2.533      2.599      2.272    2.174    1,871
Equity Subaccount.........     3.238      3.417       3.020      2.954      1.876      1.889      1.492      1.506    1.500    1,390
Government Securities
 Subaccount*..............     1.317      1.371       1.305      1.248      1.097      1.012
International
 Subaccount**.............     1.223      1.285        .980
Small Cap Subaccount***...     1.031
Number of accumulation
 units outstanding at end
 of period
 (000's omitted)
Money Market Subaccount...    15,997     14,891      12,605     14,973     21,581     14,185     16,953     20,296   10,799    6,774
Total Return Subaccount...   110,428    108,395     100,100     81,776     70,620     68,024     63,669     68,367   47,935   30,984
High Yield Subaccount.....    26,546     26,749      22,202     19,861     22,623     28,032     22,281     14,320   23,972    7,532
Equity Subaccount.........    58,845     50,289      42,078     28,271     22,451     19,163     17,780     17,000   10,278   13,170
Government Securities
 Subaccount*..............    24,332     31,898      28,368     23,035     12,918      7,794
International
 Subaccount**.............    61,490     38,844      10,372
Small Cap Subaccount***...     8.304


(Continued on next page)

                                                                  Flexible Payment Contracts
                           --------------------------------------------------------------------------------------------------------
                           1994***     1993      1992**     1991       1990      1989*       1988       1987       1986       1985
                           ------     ------     -----     ------     ------     ------     ------     ------     ------     ------
NON-TAX
 QUALIFIED
Accumulation unit value at
 beginning of period
Money Market Subaccount... $2.051     $2.014     1.966      1.875      1.751      1.621      1.523      1.443      1.367      1.277
Total Return Subaccount...  3.922      3.533     3.509      2.570      2.471      2.013      1.815      1.822      1.598      1.256
High Yield Subaccount.....  4.325      3.640     3.122      2.077      2.481      2.538      2.213      2.110      1.811      1.503
Equity Subaccount.........  3.508      3.091     3.014      1.909      1.917      1.509      1.518      1.508      1.394      1.125
Government Securities
 Subaccount*..............  1.388      1.317     1.256      1.101      1.013
International
 Subaccount**.............  1.293       .983     1.000
Accumulation unit value at
 end of period
Money Market Subaccount... $2.111     $2.051     2.014      1.966      1.875      1.751      1.621      1.523      1.443      1.367
Total Return Subaccount...  3.515      3.922     3.533      3.509      2.570      2.471      2.013      1.815      1.822      1.598
High Yield Subaccount.....  4.186      4.325     3.640      3.122      2.077      2.481      2.538      2.213      2.110      1.811
Equity Subaccount.........  3.334      3.508     3.091      3.014      1.909      1.917      1.509      1.518      1.508      1.394
Government Securities
 Subaccount*..............  1.337      1.388     1.317      1.256      1.101      1.013
International
 Subaccount**.............  1.234      1.293      .983
Small Cap Subaccount***...  1.033
Number of accumulation
 units outstanding at end
 of period
 (000's omitted)
Money Market Subaccount...  6,914      7,153     8,495     11,926     15,563     19,006     22,047     28,702     36,072     56,027
Total Return Subaccount...  6,613      8,042     8,853      9,586     10,291     12,244     15,032     20,329     21,648     22,557
High Yield Subaccount.....  3,621      4,517     4,876      5,240      6,652     11,895     14,871     16,264     25,551     24,295
Equity Subaccount.........  1,370      1,671     2,032      1,773      1,955      1,931      2,890      3,890      4,469      8,828
Government Securities
 Subaccount*..............  1,465      2,101     2,317      2,728      2,442      1,494
International
 Subaccount**.............  2,450      1.712     1,041
Small Cap Subaccount***...    227

                                                                  Periodic Payment Contracts
                            ------------------------------------------------------------------------------------------------------

                            1994***     1993      1992**      1991       1990      1989*       1988      1987      1986      1985

                            ------     ------     ------     ------     ------     ------     ------     -----     -----     -----

NON-TAX
 QUALIFIED
Accumulation unit value at
 beginning of period
Money Market Subaccount...   1.981      1.950      1.910      1.827      1.712      1.589      1.498     1.423     1.352     1.266

Total Return Subaccount...   3.812      3.444      3.431      2.520      2.431      1.986      1.796     1.808     1.591     1.254

High Yield Subaccount.....   4.250      3.588      3.086      2.059      2.467      2.532      2.214     2.117     1.822     1.517

Equity Subaccount.........   3.412      3.015      2.949      1.873      1.887      1.490      1.503     1.498     1.388     1.124

Government Securities
 Subaccount*..............   1.371      1.305      1.248      1.097      1.012
International
 Subaccount**.............   1.285       .980      1.000
Accumulation unit value at
 end of period
Money Market Subaccount...   2.033      1.981      1.950      1.910      1.827      1.712      1.589     1.498     1.423     1.352

Total Return Subaccount...   3.406      3.812      3.444      3.431      2.520      2.431      1.986     1.796     1.808     1.591

High Yield Subaccount.....   4.101      4.250      3.588      3.086      2.059      2.467      2.532     2.214     2.117     1.822

Equity Subaccount.........   3.233      3.412      3.015      2.949      1.873      1.887      1.490     1.503     1.498     1.388

Government Securities
 Subaccount*..............   1.317      1.371      1.305      1.248      1.097      1.012
International
 Subaccount**.............   1.223      1.285       .980
Small Cap Subaccount***...   1.031
Number of accumulation
 units outstanding at end
 of period
 (000's omitted)
Money Market Subaccount...   7,343      6,204      9,820     10,507     11,618      9,243      7,783     7,202     6,864     1,734

Total Return Subaccount...  24,773     26,640     26,043     19,953     18,485     18,671     15,835    18,807     7,053     2,702

High Yield Subaccount.....  12,416     14,735     14,424     12,799     11,858     18,281     14,589    10,186     9,306     4,723

Equity Subaccount.........  19,776     17,851     15,849      9,577      7,812      5,542      9,303     8,919     3,820     9,192

Government Securities
 Subaccount*..............  23,487     28,787     28,286     18,252     10,338      2,109
International
 Subaccount**.............  14,546     15,713      3,646
Small Cap Subaccount***...   1,242

  * The Government Securities Subaccount commenced business on November 6, 1989. ** The International Subaccount commenced business on January 6, 1992.
*** The Small Cap Subaccount commenced business on May 2, 1994.

The financial statements and report of independent auditors of KILICO are also contained in the Statement of Additional Information.

                   KILICO, THE SEPARATE ACCOUNT AND THE FUND

KEMPER INVESTORS LIFE INSURANCE COMPANY

Kemper Investors Life Insurance Company ("KILICO"), 1 Kemper Drive, Long Grove, Illinois 60049, was organized in 1947 and is a stock life insurance company organized under the laws of the State of Illinois. KILICO is a wholly-owned subsidiary of Kemper Financial Companies, Inc. ("KFC"), a nonoperating holding company. KFC is a subsidiary of Kemper Corporation ("Kemper"), another public financial services holding company. KILICO offers life insurance and annuity products and is admitted to do business in the District of Columbia and all states except New York. KILICO's financial statements appear in the Statement of Additional Information.

On April 11, 1995, Kemper and an investor group comprised of Zurich Insurance Company ("Zurich") and Insurance Partners, L.P. and Insurance Partners Offshore (Bermuda), L.P. announced that they reached an agreement in principle pursuant to which Kemper, including KILICO, would be acquired in a merger transaction. Following the transaction, Zurich, or an affiliate, would be the majority owner of Kemper, including KILICO. A definitive agreement is expected in early May, subject to the completion of the investor group's due diligence. Consummation of the transaction is subject to, among other things, stockholder and regulatory approvals. The transaction is expected to close early in the fourth quarter of 1995.

THE SEPARATE ACCOUNT

KILICO originally established the KILICO Variable Annuity Separate Account (the "Separate Account") on May 29, 1981 pursuant to Illinois law as the KILICO Money Market Separate Account, registered with the Securities and Exchange Commission ("Commission") as an open-end, diversified management investment company under the Investment Company Act of 1940 ("1940 Act"). On November 2, 1989, Contract Owners approved a Reorganization under which the Separate Account was restructured as a unit investment trust registered with the Commission under the 1940 Act. Such registration does not involve supervision by the Commission of the management, investment practices or policies of the Separate Account or KILICO.

The Separate Account is administered and accounted for as part of the general business of KILICO, but the income and capital gains or capital losses, whether or not realized, for assets allocated to the Separate Account are credited to or charged against the assets held in the Separate Account, without regard to any other income, capital gains or capital losses of any other separate account or arising out of any other business which KILICO may conduct. The benefits provided under the Contracts are obligations of KILICO. The assets of the Separate Account are not chargeable with liabilities arising out of the business conducted by any other separate account or out of any other business KILICO may conduct.

The Separate Account holds assets that are segregated from all of KILICO's other assets. The Separate Account is used to support the variable annuity contracts described herein. The obligations to Contract Owners and beneficiaries arising under the Contracts are general corporate obligations of KILICO.

The Separate Account is currently divided into seven Subaccounts. Each Subaccount invests exclusively in shares of one of the corresponding Portfolios of the Fund. Additional Subaccounts may be added in the future.

The Separate Account will purchase and redeem shares from the Fund at net asset value. KILICO will redeem Fund shares as necessary to provide benefits, to deduct charges under the Contracts and to transfer assets from one Subaccount to another as requested by Contract Owners. All dividends and capital gains distributions received by the Separate Account from a Portfolio of the Fund will be reinvested in such Portfolio at net asset value and retained as assets of the corresponding Subaccount.

The Separate Account's financial statements appear in the Statement of Additional Information.

THE FUND

The Separate Account invests in shares of the Kemper Investors Fund, a series type mutual fund registered with the Commission as an open-end, diversified management investment company. Registration of the Fund does not involve supervision of its management, investment practices or policies by the Commission. The Fund is designed to provide an investment vehicle for variable life insurance and variable annuity contracts. Shares of the Fund are sold only to insurance company separate accounts. In addition to selling shares to variable annuity and variable life separate accounts of KILICO and its affiliates (currently, the Separate Account and KILICO Variable Separate Account), shares of the Fund may be sold to variable life insurance and variable annuity separate accounts of insurance companies not affiliated with KILICO. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of companies unaffiliated with KILICO, or for both variable life insurance separate accounts and variable annuity separate accounts, to invest simultaneously in the Fund. Currently, neither KILICO nor the Fund foresees any such disadvantages to either variable life insurance or variable annuity owners. Management of the Fund has an obligation to monitor events to identify material conflicts between such owners and determine what action, if any, should be taken. In addition, if KILICO believes that the Fund's response to any of those events or conflicts insufficiently protects the Owners, it will take appropriate action on its own.

The Fund currently consists of the following Portfolios: Money Market, Total Return, High Yield, Equity, Government Securities, International and Small Cap. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

The investment objectives and policies of the Fund's Portfolios are summarized below:

MONEY MARKET PORTFOLIO: This Portfolio seeks to provide maximum current income to the extent consistent with stability of principal. It will maintain a dollar weighted average portfolio maturity of 90 days or less. This Portfolio pursues its objective of maximum income and stability of principal by investing in money market securities such as U.S. Treasury obligations, commercial paper, and certificates of deposit and bankers' acceptances of domestic and foreign banks, including foreign branches of domestic banks, and will enter into repurchase agreements.

TOTAL RETURN PORTFOLIO: This Portfolio seeks a high total return, a combination of income and capital appreciation, by investing in a combination of debt securities and common stocks. The Portfolio's investments will normally consist of fixed-income and equity securities. Fixed-income securities will include bonds and other debt securities and preferred stocks, some of which may have a call on common stocks through attached warrants or a conversion privilege. Equity investments normally will consist of common stocks and securities convertible into or exchangeable for common stocks; however the Portfolio may also make private placement investments (which are normally restricted securities).

HIGH YIELD PORTFOLIO: This Portfolio seeks to provide a high level of current income by investing in fixed-income securities, including lower rated and unrated securities which may entail relatively greater risk of loss of income or principal but may offer a current yield or yield to maturity which is higher. Lower and unrated securities, which are sometimes referred to by the popular press as "junk bonds," have widely varying characteristics and quality. The Portfolio invests in U.S. Government, corporate, and other notes and bonds paying high current income.

EQUITY PORTFOLIO: This Portfolio seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation. Current income will not be a significant factor. This Portfolio's investments normally will consist of common stocks and securities convertible into or exchangeable for common stocks; however, it may also make private placement investments (which are normally restricted securities).

GOVERNMENT SECURITIES PORTFOLIO: This Portfolio seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. Government securities. The Portfolio will also invest in fixed-income securities other than U.S. Government securities, and will engage in options and financial futures transactions. The Portfolio may purchase or sell portfolio securities on a when-issued or delayed delivery basis. The Portfolio's current return is sought from interest income and net short-term gains on securities and options and futures transactions.

INTERNATIONAL PORTFOLIO: This Portfolio seeks a total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities. While this Portfolio invests principally in equity securities of non-United States issuers, this Portfolio may also invest in convertible and debt securities of non-United States issuers and foreign currencies.

SMALL CAP PORTFOLIO: This Portfolio seeks maximum appreciation of capital. At least 65% of its total assets normally will be invested in the equity securities of smaller companies, i.e., those having a market capitalization of $1 billion or less at the time of investment. Current income will not be a significant factor. This Portfolio's investments normally will consist primarily of common stocks and securities convertible into or exchangeable for common stocks and to a limited degree in preferred stocks and debt securities.

There is no assurance that any of the Portfolios of the Fund will achieve its stated objective. More detailed information, including a description of risks involved in investing in each of the Portfolios, may be found in the prospectus for the Fund, which must accompany or precede this Prospectus, and the Fund's Statement of Additional

Information available upon request from Kemper Investors Life Insurance Company, 1 Kemper Drive, Long Grove, Illinois 60049, or Kemper Financial Services, Inc., 120 South LaSalle Street, Chicago, Illinois 60603. Read the prospectus carefully before investing.

Kemper Financial Services, Inc., ("KFS" or the "Adviser"), an affiliate of KILICO is the investment adviser to the Fund and manages its daily investments and business affairs, subject to the policies established by the trustees of the Fund. For its advisory services to the Portfolios, the Adviser receives compensation monthly at annual rates equal to .50 of 1%, .55 of 1%, .60 of 1%,
 .60 of 1%, .55 of 1%, .75 of 1% and .65 of 1% of the average daily net asset values of the Money Market Portfolio, the Total Return Portfolio, the High Yield Portfolio, the Equity Portfolio, the Government Securities Portfolio, the International Portfolio, and the Small Cap Portfolio, respectively.

CHANGE OF INVESTMENTS

KILICO reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. KILICO reserves the right to eliminate the shares of any of the portfolios of the Fund and to substitute shares of another portfolio of the Fund or of another investment company, if the shares of a portfolio are no longer available for investment, or if in its judgment further investment in any portfolio becomes inappropriate in view of the purposes of the Separate Account. KILICO will not substitute any shares attributable to a Contract Owner's interest in a Subaccount of the Separate Account without notice to the Contract Owner and prior approval of the Commission, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Contract Owners.

KILICO also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Fund, or in shares of another investment company, with a specified investment objective. New subaccounts may be established when, in the sole discretion of KILICO, marketing needs or investment conditions warrant, and any new subaccounts may be made available to existing Contract Owners as determined by KILICO. KILICO may also eliminate or combine one or more subaccounts, transfer assets, or it may substitute one subaccount for another subaccount, if, in its sole discretion, marketing, tax, or investment conditions warrant. KILICO will notify all Contract Owners of any such changes.

If deemed by KILICO to be in the best interests of persons having voting rights under the Policy, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with other KILICO separate accounts. To the extent permitted by law, KILICO may also transfer the assets of the Separate Account associated with the Contract to another separate account, or to the General Account.

PERFORMANCE INFORMATION

From time to time, the Separate Account may advertise several types of performance information for the Subaccounts. All Subaccounts may advertise "average annual total return" and "total return," except "average annual total return" is not shown for the Money Market Subaccount. The High Yield Subaccount and the Government Securities Subaccount may also advertise "yield." The Money Market Subaccount may advertise "yield" and "effective yield." Each of these figures is based upon historical earnings and is not necessarily representative of the future performance of a Subaccount. Average annual total return and total return calculations measure the net income of a Subaccount plus the effect of any realized or unrealized appreciation or depreciation of the underlying investments in the Subaccount for the period in question. Average annual total return will be quoted for periods of at least one year, five years if applicable, and the life of Subaccount, ending with the most recent calendar quarter. Average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of an investment in a Subaccount over the applicable period. Total return figures are not annualized and represent the actual percentage change over the applicable period. Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (seven-day period for the Money Market Subaccount) expressed as a percentage of the value of the Subaccount's Accumulation Units. Yield is an annualized figure, which means that it is assumed that the Subaccount generates the same level of net income over a one year period which is compounded on a semi-annual basis. The effective yield for the Money Market Subaccount is calculated similarly but includes the effect of assumed compounding calculated under rules prescribed by the Securities and Exchange Commission. The Money Market Subaccount's effective yield will be slightly higher than its yield due to this compounding effect. The Subaccounts' units are sold at Accumulation Unit value. The Subaccounts' performance figures and Accumulation Unit values will fluctuate. Units of the Subaccount are redeemable by an investor at Accumulation Unit value, which may be more or less than original cost. The performance figures include the deduction of all expenses and fees, including a prorated portion of the Records Maintenance Charge. Redemptions within the first six years after purchase may be subject to a Withdrawal Charge that ranges from 6% the first year to 0% after six years; however, the aggregate Withdrawal Charge will not exceed 7.25% of aggregate Purchase Payments under the Contract. Yield, effective yield and total return figures do not include the effect of any Withdrawal Charge that may be imposed upon the redemption of units, and thus may be higher than if such charges were deducted. Average annual total return figures include the effect of the applicable Withdrawal Charge that may be imposed at the end of the period in question. Additional information concerning a Subaccount's performance appears in the Statement of Additional Information. The Subaccounts may provide comparative information with regard to the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Consumer Price Index, the CDA Certificate of Deposit Index, the Lehman Brothers Government and Corporate Bond Index, the Salomon Brothers High Grade Corporate Bond Index and the Merrill Lynch Government/Corporate Master Index, the CDA Mutual Fund--International Index, and the Morgan Stanley Capital International Europe, Australia, Far East Index and may provide Lipper Analytical Services, Inc., the VARDS Report and Morningstar, Inc. performance analysis rankings. From time to time, the Separate Account may quote information from publications such as MORNINGSTAR, INC., THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES,
BARRON'S, FORTUNE, THE CHICAGO TRIBUNE, USA TODAY, INSTITUTIONAL INVESTOR, REGISTERED REPRESENTATIVE, INVESTMENT ADVISOR AND VARDS.

                           FIXED ACCUMULATION OPTION

CONTRIBUTIONS UNDER THE FIXED PORTION OF THE CONTRACT AND TRANSFERS TO THE FIXED PORTION BECOME PART OF THE GENERAL ACCOUNT OF THE INSURANCE COMPANY, WHICH SUPPORTS INSURANCE AND ANNUITY OBLIGATIONS. BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE GENERAL ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") NOR IS THE GENERAL ACCOUNT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE GENERAL ACCOUNT NOR ANY INTERESTS THEREIN GENERALLY ARE SUBJECT TO THE PROVISIONS OF THE 1933 OR 1940 ACTS AND KILICO HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS WHICH RELATE TO THE FIXED PORTION. DISCLOSURES REGARDING THE FIXED PORTION OF THE CONTRACT AND THE GENERAL ACCOUNT HOWEVER, MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

The Contracts offer a Fixed Accumulation Option (the General Account) under which KILICO allocates payments to its General Account and pays a fixed interest rate for stated periods. This Prospectus describes only the element of the Contract pertaining to the Separate Account except where it makes specific reference to fixed accumulation and annuity elements.

The Contracts guarantee that payments allocated to the General Account will earn a minimum fixed interest rate of 3%. KILICO, at its discretion, may credit interest in excess of 3%. KILICO reserves the right to change the rate of excess interest credited as provided under the terms of the Contract. KILICO also reserves the right to declare separate rates of excess interest for Purchase Payments or amounts transferred at designated times, with the result that amounts at any given designated time may be credited with a higher or lower rate of excess interest than the rate or rates of excess interest previously credited to such amounts and Purchase Payments paid or amounts transferred at any other designated time.

                                 THE CONTRACTS
A. GENERAL INFORMATION.

This Prospectus offers both Qualified Plan Contracts and Non-Qualified Plan Contracts. The minimum Purchase Payment for a Qualified Plan is $50. However, so long as annualized contribution amounts from a payroll or salary deduction plan are equal to or greater than $600, a periodic payment under $50 will be accepted. The maximum annual amount of Purchase Payments may be limited by the provisions of the retirement plan pursuant to which the Contract has been purchased. For a Non-Qualified Plan Contract the minimum initial Purchase Payment is $2,500 and the minimum subsequent payment is $500. An initial allocation of less than $500 may be made to the General Account or to a Subaccount, or to the General Account and one Subaccount. For a Non-Qualified Plan, no subsequent allocations of Purchase Payments may be made to any additional Subaccount until allocations total at least $500 to each Subaccount in which the Contract has an interest. For a Qualified Plan Contract, as long as annualized contribution amounts to a new Subaccount from a payroll or salary reduction plan are equal to or greater than $25 per month, allocations to another such Subaccount may be made.

KILICO may at any time amend the Contract in accordance with changes in the law, including applicable tax laws, regulations or rulings, and for other purposes. Contracts permitting flexible payments are no longer offered, although Purchase Payments are still permitted under previously issued flexible payment contracts.

A Contract Owner is allowed a "free look" period (generally 10 days, subject to state variation) after receiving the Contract, to review it and decide whether or not to keep it. If the Contract Owner decides to return the Contract, it may be cancelled by delivering or mailing it to KILICO. Upon receipt by KILICO, the Contract will be cancelled and a refund will be made. The amount of the refund will depend on the state in which the Contract is issued; however, it generally will be an amount at least equal to the Contract Value on the date of receipt by KILICO, without any deduction for withdrawal charges or Records Maintenance charges. However, in some states applicable law requires that the amount of the Purchase Payment be returned.

During the Accumulation Period, the Contract Owner may assign the Contract or change a Beneficiary at any time by filing such assignment or change with KILICO's home office at 1 Kemper Drive, Long Grove, Illinois 60049. No assignment or Beneficiary change shall be binding on KILICO until received by KILICO. KILICO assumes no responsibility for the validity of such assignment or Beneficiary change. An assignment may subject the Owner to immediate tax liability. (See "Tax Treatment of Withdrawals, Loans and Assignments.")

Amounts payable during the Annuity Period may not be assigned or encumbered and, to the extent permitted by law, are not subject to levy, attachment or other judicial process for the payment of the payee's debts or obligations.

The original Beneficiary may be named in the application for the Contract. If a Beneficiary is not named, or if no named Beneficiary survives the Annuitant, the Beneficiary shall be the Annuitant's or Owner's estate.

Assignment of interest in the Contract or change of Beneficiary designation under a Qualified Plan Contract may be prohibited by the provisions of the applicable plan.

B. THE ACCUMULATION PERIOD.

1. APPLICATION OF PURCHASE PAYMENTS.

Purchase Payments are allocated to the Subaccount(s) or General Account as selected by the Contract Owner. The amount of each Purchase Payment credited to a Subaccount will be based on the next computed value of an Accumulation Unit following receipt of payment in proper form by KILICO. The value of an Accumulation Unit is determined when the net asset values of the Portfolios of the Fund are calculated, which is generally at 3:00 p.m. Chicago time (11:00 a.m. and 3:00 p.m. Chicago time for the Money Market Portfolio) on each day that the New York Stock Exchange is open for trading. Purchase Payments allocated to the General Account will begin earning interest one day after receipt in proper form. However, with respect to initial Purchase Payments, the amount will be credited only after an affirmative determination by KILICO to issue the Contract, but no later than the second day following receipt of the Purchase Payment. After the initial purchase, the number of Accumulation Units credited is determined by dividing the Purchase Payment amount allocated to a Subaccount by the Accumulation Unit value which is next computed following receipt by KILICO of any Purchase Payment in good funds. Purchase Payments will not be received except on those days when the New York Stock Exchange is open for trading.

The number of Accumulation Units will not change because of a subsequent change in value. The dollar value of an Accumulation Unit will vary to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount other than the Records Maintenance Charge. The number of Accumulation Units will be reduced upon assessment of the Records Maintenance Charge.

If KILICO has not been provided with information sufficient to establish a Contract or to properly credit such Purchase Payment, it will promptly request that the necessary information be furnished. If the requested information is not furnished within five (5) business days of initial receipt of the Purchase Payment, or if KILICO determines that it cannot otherwise issue the Contract within the five (5) day period, the Purchase Payment will be returned to the Owner.

2. ACCUMULATION UNIT VALUE.

Each Subaccount has an Accumulation Unit value. When Purchase Payments or other amounts are allocated to a Subaccount, a number of units are purchased based on the Subaccount's Accumulation Unit value at the end of the Valuation Period during which the allocation is made. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a similar manner.

The Accumulation Unit value for each subsequent Valuation Period is the investment experience factor for that period multiplied by the Accumulation Unit value for the immediately preceding period. Each Valuation Period has a single Accumulation Unit value which is applied to each day in the period.

Each Subaccount has its own investment experience factor. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

The investment experience factor of a Subaccount for a Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

     (1) is the net result of:

         a. the net asset value per share of the investment held in the Subaccount determined at the end of the current Valuation Period; plus

         b. the per share amount of any dividend or capital gain distributions made by the investments held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

         c. a charge or credit for any taxes reserved for the current Valuation Period which KILICO determines to have resulted from the investment operations of the Subaccount;

     (2) is the net asset value per share of the investment held in the Subaccount, determined at the end of the last prior Valuation Period;

     (3) is the factor representing the mortality and expense risk and administrative cost charge stated in the Contract for the number of days in the Valuation Period.

3. CONTRACT VALUE.

Separate Account Contract Value on any Valuation Date can be determined by multiplying the total number of Accumulation Units credited to the Contract for a Subaccount by the value of an Accumulation Unit for that Subaccount on that Valuation Date, then adding the values of the Owner's Contract interest in each Subaccount in which the Contract is participating. That amount, when added to the Owner's Contract interest in the General Account, equals the Contract Value.

4. TRANSFER DURING ACCUMULATION PERIOD.

During the Accumulation Period, a Contract Owner may transfer the Contract Value among the Subaccounts and the Fixed Accumulation Option subject to the following provisions: (i) No transfer can be made until the initial Purchase Payment has been in a Subaccount or the General Account for fifteen days; (ii) Once all or part of the Owner's Separate Account Contract Value has been transferred to the General Account or from one Subaccount to another Subaccount another transfer may not be made within the next fifteen day period; (iii) Once all or part of the Owner's General Account Contract Value has been transferred to a Subaccount another transfer may not be made within the next fifteen day period; and (iv) The General Account Contract Value, less Debt, may be transferred one time during the Contract Year to one or more Subaccounts in the thirty day period following an anniversary of a Contract Year or the thirty day period following the date of the confirmation statement provided for the period through the anniversary date, if later.

KILICO will make transfers pursuant to proper written or telephone instructions which specify in detail the requested changes. Before telephone transfer instructions will be honored by KILICO, a telephone transfer authorization must be completed by the Contract Owner. The minimum partial transfer amount is $500. No partial transfer may be made if the value of the Contract Owner's remaining Contract interest in a Subaccount or the General Account, from which amounts are to be transferred, would be less than $500 after such transfer. Transfers involving a Subaccount will be based upon the Accumulation Unit values next determined following receipt of valid, complete transfer instructions by KILICO. The transfer privilege may be suspended, modified or terminated at any time (subject to state requirements). KILICO disclaims all liability for acting in good faith in following instructions which are given in accordance with procedures established by KILICO, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, a Contract Owner would bear the risk of loss in the event of a fraudulent telephone transfer.

5. WITHDRAWAL DURING ACCUMULATION PERIOD.

The Contract Owner may redeem all or a portion of the Contract Value less Debt and previous withdrawals. Contract Owners should be aware that such withdrawals may, under certain circumstances, be subject to adverse tax consequences under the Internal Revenue Code. (See "Tax Treatment of Withdrawals, Loans and Assignments.") A withdrawal of the entire Contract Value is called a surrender.

A Contract Owner may withdraw up to 10% of the Contract Value less Debt in any Contract Year without assessment of any charge. If the Contract Owner withdraws an amount in excess of 10% of the Contract Value in any Contract Year, the amount withdrawn in excess of 10% is subject to a Withdrawal Charge. The Withdrawal Charge starts at 6% in the first Contribution Year and reduces by 1% each Contribution Year, so that there is no charge against Accumulation Units withdrawn in their seventh and later Contribution Years. However, in no event shall the aggregate Withdrawal Charges assessed against a Contract exceed 7.25% of the aggregate Purchase Payments made under the Contract.

In the case of a Contract invested other than solely in one Subaccount, a Contract Owner requesting a partial withdrawal must specify what portion of the Owner's Contract interest is to be redeemed. If a Contract Owner does not specify what portion of the Owner's Contract interest is to be redeemed, KILICO will redeem Accumulation Units from all Subaccounts in which the Contract Owner has an interest and the General Account. The number of Accumulation Units redeemed from each Subaccount and the amount redeemed from the General Account will be in approximately the proportion which the Owner's Contract interest in each Subaccount and in the General Account bears to the Contract Value. In all cases, the Accumulation Units attributable to the earliest Contribution Years will be redeemed first.

The Contract Owner may request a partial withdrawal subject to the following conditions:

     (1) The amount requested must be at least $500, or the Owner's entire interest in the Subaccount or the General Account from which withdrawal is requested.

     (2) The Owner's Contract interest in the Subaccount, or the General Account from which the withdrawal is requested must be at least $500 after the withdrawal is completed.

Election to withdraw shall be made in writing to KILICO at its home office at 1 Kemper Drive, Long Grove, Ill. 60049 and should be accompanied by the Contract if the request is for total withdrawal. Withdrawal requests will not be received except on KILICO business days which are those days when the New York Stock Exchange is open for trading. The Withdrawal Value attributable to the Subaccounts is determined on the basis of the Accumulation Unit values next computed following receipt of the request in proper order. The Withdrawal Value attributable to the Subaccounts will be paid within seven (7) days after the date a proper written request is received by KILICO at its home office provided, however, that KILICO may suspend the right of withdrawal or delay payment more than seven (7) days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets a Portfolio of the Fund normally utilizes is restricted or an emergency exists as determined by the Securities and Exchange Commission, so that disposal of the Subaccount's investments or determination of its Accumulation Unit value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for the protection of Contract Owners or Unitholders.

A participant in the Texas Optional Retirement Program ("ORP") is required to obtain a certificate of termination from the participant's employer before a Contract can be redeemed. This requirement is imposed because the Attorney General of Texas has ruled that participants in the ORP may redeem their interest in a Contract issued pursuant to the ORP only upon termination of employment in Texas public institutions of higher education, or upon retirement, death or total disability. In those states adopting identical requirements for optional retirement programs, KILICO will follow the same procedures. See "Qualified Plans" for information on tax-sheltered annuities.

6. DEATH BENEFIT.

If the Annuitant dies during the Accumulation Period, prior to attaining age 75, the Contract Value less Debt as computed at the end of the Valuation Period next following receipt by KILICO of due proof of death and the return of the Contract, or the total amount of Purchase Payments less Debt, whichever is greater, will be paid to the designated Beneficiary. If a Contract has been subject to any partial withdrawal, the death benefit will be the greater of (a) the Contract Value less Debt or (b) the total amount of Purchase Payments, less both Debt and the aggregate dollar amount of all previous partial withdrawals. If death occurs at age 75 or later, the death benefit will be the Contract Value less Debt. The Owner or Beneficiary, as appropriate, may elect to have all or a part of the death proceeds paid to the Beneficiary under one of the Annuity Options described under "Annuity Options" below.

For Non-Qualified Plan Contracts issued on and after January 19, 1985, if the Owner is not the Annuitant and the Owner dies before the Annuitant, the death benefit will be paid to the designated Beneficiary. The death benefit is determined as stated above, except that the age of the Owner at death is used in determining the amount payable. If the Beneficiary is the surviving spouse of the Owner, the surviving spouse may elect to be treated as the successor Owner of the Contract with no requirement to begin Death Benefit distribution. The issue age of the deceased Owner applies in computing the Death Benefit, payable at the death of a spouse who has elected to be treated as the successor Owner.

                         CONTRACT CHARGES AND EXPENSES

Charges and deductions under the Contracts are made for KILICO's assumption of mortality and expense risk and administrative expenses, and for an annual Records Maintenance Charge. Subject to certain expense limitations, investment management fees and other expenses of the Fund are indirectly borne by the Contract Owner. KILICO will deduct state premium taxes from Contract Value when paid by KILICO. Where applicable, the dollar amount of state premium taxes previously paid or paid upon annuitization by KILICO will be charged back against the Contract Value when and if the Contract is annuitized. Additionally, where applicable, a Withdrawal Charge may be assessed by KILICO in the event of early withdrawal or early annuitization.

A. CHARGES AGAINST THE SEPARATE ACCOUNT.

During the Accumulation Period and the Annuity Period, KILICO assesses that portion of each Subaccount representing assets under Periodic Payment Contracts with a daily asset charge for mortality and expense risks and administrative costs, which amounts to an aggregate of one and three-tenths percent (1.30%) per annum (consisting of approximately .70% for mortality risks, approximately .30% for expense risks and approximately .30% for administrative costs). Flexible Payment Contracts, which are no longer offered, have a daily asset charge of 1.00%. The administrative charge is intended to cover the average anticipated administrative expenses to be incurred over the period the Contracts are in force. With an administrative charge based on a percentage of assets, however, there is not necessarily a direct relationship between the amount of the charge and the administrative costs of a particular account. Additionally, KILICO deducts an annual Records Maintenance Charge of $36 (assessed ratably each quarter) for each Contract as described below. The Records Maintenance Charge is not assessed during the Annuity Period.

These charges may be decreased by KILICO without notice but may not exceed the rate or amount shown above. If the daily asset charge is insufficient to cover the risks and costs, any loss or deficiency will fall on KILICO. Conversely, if the charges prove more than sufficient, the gain will accrue to KILICO, creating a profit which would be available for any proper corporate purpose including, among other things, payment of distribution expenses.

1. RECORDS MAINTENANCE CHARGE.

KILICO will assess an annual Records Maintenance Charge of $36 (assessed ratably each quarter) during the Accumulation Period against each Contract which has participated in one or more of the Subaccounts during the calendar year whether or not any Purchase Payments have been made during the year. This charge is to reimburse KILICO for expenses incurred in establishing and maintaining the records relating to a Contract's participation in the Separate Account. This charge has been set at a level not greater than its costs. The imposition of the Records Maintenance Charge will be made at the end of each calendar quarter and will constitute a reduction in the net assets of each Subaccount.

At any time the Records Maintenance Charge is assessed, an equal portion of the applicable charge will be assessed against each Subaccount in which the Contract is participating and a number of Accumulation Units sufficient to equal the proper portion of the charge will be redeemed from each Subaccount, or from the General Account Contract Value if necessary to meet the assessment.

2. MORTALITY RISK.

Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses incurred by KILICO.

The mortality risk assumed by KILICO arises from two contractual obligations. First, in case of the death of the Contract Owner or of the Annuitant prior to the Annuitant's 75th birthday, and prior to the Annuity Date, KILICO will return to the Beneficiary the Contract Value minus Debt, or the total amount of Purchase Payments minus Debt, whichever is greater. If a Contract has been subject to a partial withdrawal, the death benefit shall be the greater of (a) Contract Value minus Debt, or (b) the total amount of Purchase Payments, minus both Debt and the aggregate dollar amount of all previous partial withdrawals. The second contractual obligation assumed by KILICO is to continue to make annuity payments to each Annuitant for the entire life of the Annuitant under Annuity Options involving life contingencies.

The latter assures each Annuitant that neither the Annuitant's own longevity nor an improvement in life expectancy generally will have an adverse effect on the annuity payments received under a Contract and relieves the Annuitant from the risk of outliving the amounts accumulated for retirement.

3. EXPENSE RISK.

KILICO also assumes the risk that all actual expenses involved in administering the Contracts including Contract maintenance costs, administrative costs, data processing costs and costs of other services may exceed the amount recovered from the Records Maintenance Charge or the amount recovered from the administrative cost portion of the daily asset charge.

4. ADMINISTRATIVE COSTS.

The daily asset charge for administrative costs is imposed to reimburse KILICO for the expenses it incurs for administering the Contracts, which include, among other things, responding to Contract Owner inquiries, processing changes in Purchase Payment allocations and providing reports to Contract Owners.

B. WITHDRAWAL CHARGE.

No sales charge is deducted from any Purchase Payment. However, a contingent deferred sales charge ("Withdrawal Charge") will be used to cover expenses relating to the sale of the Contracts, including commissions paid to sales personnel, and other promotion and acquisition expenses. Also, withdrawals (which may include certain loans) may be subject to certain adverse tax consequences. (See "Tax Treatment of Withdrawals, Loans and Assignments.")

A Contract Owner may withdraw up to 10% of the Contract Value less Debt determined at the time the withdrawal is requested in any Contract Year without assessment of any charge. If the Contract Owner withdraws an amount in excess of 10% of the Contract Value in any Contract Year, the amount withdrawn in excess of 10% subjects the Contract to a Withdrawal Charge. The Withdrawal Charge starts at 6% in the first Contribution Year and reduces by 1% each Contribution Year, so that there is no charge against Accumulation Units withdrawn or annuitized in their seventh and later Contribution Years as shown below:


               YEAR OF
              WITHDRAWAL
                AFTER                                      WITHDRAWAL
              PURCHASE                                       CHARGE
              ---------                                    ----------
              First.........................................   6%
              Second........................................   5%
              Third.........................................   4%
              Fourth........................................   3%
              Fifth.........................................   2%
              Sixth.........................................   1%
              Seventh and following.........................   0%

When a withdrawal is requested, the recipient will receive a check in the amount requested. To the extent that any Withdrawal Charge is applicable, the Contract Value will be reduced by the amount of the Withdrawal Charge in addition to the actual dollar amount sent to the Owner.

Because the Contribution Years are Contract Years in which a Purchase Payment is made, Contract Owners may be subject to a Withdrawal Charge as indicated above, even though the Contract may have been issued many years earlier. However, in no event shall the aggregate Withdrawal Charges assessed against a Contract exceed 7.25% of the aggregate Purchase Payments made under the Contract. (For additional details, see "Withdrawal During Accumulation Period.")

The Withdrawal Charges are intended to compensate KILICO for expenses in connection with distribution of the Contracts. Under current assumptions, KILICO anticipates Withdrawal Charges will not fully cover distribution expenses. To the extent that distribution expenses are not recovered from Withdrawal Charges, those expenses may be recovered from KILICO's general assets. Those assets may include proceeds from the mortality and expense charge described above.

The Withdrawal Charge also applies at the time of annuitization to amounts attributable to Accumulation Units in their sixth Contribution Year or earlier. The amount annuitized is subject to the Withdrawal Charge, as applicable. There shall be no Withdrawal Charge assessed upon annuitization so long as annuity payments provide for payment under Annuity Options 2, 3 or 4, or payments under Annuity Option 1 are scheduled to continue for at least five years. Effective September 4, 1990, for Qualified Plan Contracts, Withdrawal Charges will be waived if a Contract is surrendered in the sixth Contract Year or later when the Annuitant is at least 59 1/2 years old at the time of such surrender.

The Withdrawal Charge may be reduced or eliminated, but only to the extent KILICO anticipates that it will incur lower sales expenses or perform fewer services because of economies arising from the size of the particular group, the average contribution per participant, or the use of mass enrollment procedures. Units of a Subaccount sold to officers, directors and employees of KILICO and the Fund, the Fund's investment adviser, and principal underwriter or certain affiliated companies, or to any trust, pension, profit-sharing or other benefit plan for such persons may be withdrawn without any Withdrawal Charge.

C. FUND INVESTMENT MANAGEMENT FEE AND OTHER EXPENSES.

The net asset value of each of the Portfolios of the Fund reflects investment management fees and certain general operating expenses already deducted from the assets of the Portfolios. Subject to certain limitations, these fees and expenses are indirectly borne by the Contract Owners. Investment management fees are described on page 9. Further detail about fees and expenses of the Portfolios is provided in the attached Prospectus for the Fund and in the Fund's Statement of Additional Information.

D. STATE PREMIUM TAXES.

Certain state and local governments impose a premium tax ranging from 0% to 3.5% on the amount of Purchase Payments. Where applicable, the dollar amount of state premium taxes previously paid or payable upon annuitization by KILICO may be charged against the Contract Value if not previously assessed, when and if the Contract is annuitized. See "Appendix--State Premium Tax Chart" in the Statement of Additional Information.

                               THE ANNUITY PERIOD

Contracts may be annuitized under one of several Annuity Options. Annuity payments will begin on the Annuity Date under the Annuity Option selected by the Owner.

1. ANNUITY PAYMENTS.

Annuity payments will be determined on the basis of (i) the annuity table specified in the Contract, (ii) the Annuity Option selected, and (iii) the investment performance of the Subaccount selected. The Annuitant receives the value of a fixed number of Annuity Units each month. The value of an Annuity Unit will reflect the investment performance of the Subaccounts selected, and the amount of each annuity payment will vary accordingly. Annuity payments may be subject to a Withdrawal Charge if made within the sixth Contribution Year or earlier. If the Owner elects an annuity which provides either an income benefit period of five years or more, or a benefit under which payment is contingent upon the life of the payee(s), any applicable Withdrawal Charges will be waived.

2. ANNUITY OPTIONS.

The Contract Owner may elect to have annuity payments made under any one of the Annuity Options specified in the Contract and described below. The Contract Owner may decide at any time (subject to the provisions of any applicable retirement plan) to commence annuity payments. A change of Annuity Option is permitted if made before the date annuity payments are to commence. For a Non-Qualified Plan Contract, if no other Annuity Option is elected, monthly annuity payments will be made in accordance with Option 3 below with a ten (10) year period certain. For a Qualified Plan Contract, if no other Annuity Option is elected, monthly annuity payments will be made in the form of a qualified joint and survivor annuity with a monthly income at two-thirds of the full amount payable during the lifetime of the surviving payee. Generally, annuity payments will be made in monthly installments. However, if the net proceeds available to apply under an Annuity Option are less than $2,000, KILICO shall have the right to pay the annuity in one lump sum. In addition, if the first payment provided would be less than $25, KILICO shall have the right to change the frequency of payments to quarterly, semiannual or annual intervals resulting in an initial payment of at least $25.

The amount of periodic annuity payments will depend upon (a) the type of annuity option selected; (b) the age of the payee; and (c) the investment experience of the Subaccounts selected. For example, if the annuity option selected is income for a specified period, the shorter the period selected the fewer payments will be made and those payments will have a higher value. If the annuity option selected is life income, it is likely the payments will be in a smaller amount than income for a short specified period. If an individual selects the life income with installments guaranteed option, the payments will probably be in a smaller amount than for the life income option. If an individual selects the joint and survivor annuity option, the payments will be smaller than those measured by an individual life income option. The age of the payee will also influence the amount of periodic annuity payments because presumably the older the payee, the shorter the life expectancy and the larger the payments. Finally, if the Contract Owner participates in a Subaccount with higher investment performance, it is likely the Contract Owner will receive a higher periodic payment.

For Non-Qualified Plan Contracts issued on and after January 19, 1985, if the Owner dies before the Annuity Date, Annuity Options which may be elected are limited. The Annuity Options available are (a) Option 2 or (b) Option 1 or 3 for a period no longer than the life expectancy of the Beneficiary (but not less than 5 years from the Owner's death). If the Beneficiary is not an individual, the entire interest must be distributed within 5 years of the Owner's death. The Death Benefit distribution must begin no later than one year from the Owner's death or such later date as prescribed by federal regulation.

OPTION 1--INCOME FOR SPECIFIED PERIOD.

An annuity payable monthly for a selected number of years ranging from five to thirty. Upon payee's death, if the Beneficiary is a natural person, KILICO will automatically continue payments for the remainder of the certain period to the Beneficiary. If the Beneficiary is either an estate or trust, KILICO will pay a commuted value of the remaining payments. Variable Annuity payments under Option 1 reflect the payment of the mortality and expense risk charge, even though there is no life contingency risk associated with Option 1.

OPTION 2--LIFE INCOME.

An annuity payable monthly during the lifetime of the payee, terminating with the last monthly payment due prior to the death of the payee. If this Option is elected, annuity payments terminate automatically and immediately on the death of the payee without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

OPTION 3--LIFE INCOME WITH INSTALLMENTS GUARANTEED.

An annuity payable monthly during the lifetime of the payee with the provision that if, at the death of the payee, payments have been made for less than five, ten, fifteen or twenty years as elected, and the Beneficiary is a natural person, KILICO will automatically continue payments for the remainder of the elected period to the Beneficiary. If the Beneficiary is either an estate or trust, KILICO will pay a commuted value of the remaining payments.

OPTION 4--JOINT AND SURVIVOR ANNUITY.

An annuity payable monthly while both payees are living. Upon the death of either payee, the monthly income payable will continue during the lifetime of the surviving payee at the percentage of such full amount chosen at the time of election of this Option. Annuity payments terminate automatically and immediately upon the death of the surviving payee without regard to the number or total amount of payments received.

Payees under Option 1 by written notice to KILICO may cancel all or part of the remaining payments due and receive that part of the remaining value of the Contract.

3. ALLOCATION OF ANNUITY.

The Contract Owner may elect to have payments made on a fixed or variable basis, or a combination of both. An Owner may exercise the transfer privilege during the Accumulation Period for the purposes of such allocation. Any General Account Contract Value will be annuitized on a fixed basis. Any Separate Account Contract Value will be annuitized on a variable basis. Transfers during the Annuity Period are permitted subject to stated limitations.

4. TRANSFER DURING ANNUITY PERIOD.

During the Annuity Period, the payee may transfer the value of the payee's Contract interest in a Subaccount(s) to another Subaccount or to the General Account by written request to KILICO subject to the following limitations:

     a. No transfer to a Subaccount may be made during the first year of the Annuity Period; subsequent transfers are limited to one per year during the Annuity Period.

     b. A Contract's entire interest in a Subaccount must be transferred.

     c. A transfer to a Subaccount, if notice to KILICO is received more than seven (7) days prior to any annuity payment date, shall be effective during the Valuation Period next succeeding the date such notice is received. If received fewer than seven (7) days before any annuity payment date, the transfer shall be effective during the Valuation Period next succeeding that annuity payment date.

     d. A transfer to the General Account may be made effective only on an anniversary of the first Annuity Date and upon not less than thirty (30) days prior written notice to KILICO.

The Annuity Unit value of a Subaccount shall be determined as of the end of the Valuation Period next preceding the effective date of the transfer. The transfer privilege may be suspended, modified or terminated at any time (subject to state requirements). Payees should consider the appropriateness of each Subaccount's investment objectives and risks as an investment during the Annuity Period.

5. ANNUITY UNIT VALUE.

The value of an Annuity Unit is determined independently for each of the Subaccounts.

For each Subaccount, the Annuity Unit value for any Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated, and multiplying the result by an interest factor which offsets the effect of the assumed investment earnings rate of 2.5% per annum which is assumed in the annuity tables contained in the Contract.

The net investment factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) where:

     (a) Is the value of an Accumulation Unit for the applicable Subaccount as of the end of the current Valuation Period, plus or minus the per share charge or credit for taxes reserved.

     (b) Is the value of an Accumulation Unit for the applicable Subaccount as of the end of the immediately preceding Valuation Period, plus or minus the per share charge or credit for taxes reserved.

6. FIRST PERIODIC PAYMENT.

At the time annuity payments begin, the value of the Owner's Contract interest is determined by multiplying the applicable Accumulation Unit values at the end of the Valuation Period immediately preceding the date the first annuity payment is due by the respective number of Accumulation Units credited to the Owner's Contract interest as of the end of such Valuation Period, less the dollar amount of premium taxes not previously deducted, if applicable, and less the amount of the Withdrawal Charge, if applicable.

There is no withdrawal charge assessed so long as annuity payments provide for payments under Annuity Options 2, 3 or 4 or payments under Annuity Option 1 are scheduled to continue for at least five years.

The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the applicable annuity table by the number of thousands of dollars of Contract Value less deduction for Debt and premium taxes, if applicable.

A 2.5% per annum assumed investment rate is built into the annuity tables contained in the Contracts. If the actual net investment rate exceeds 2.5% per annum, payments will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 2.5% per annum, annuity payments will decrease.

7. SUBSEQUENT PERIODIC PAYMENTS.

The amount of the second and subsequent annuity payments is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the Valuation Period next preceding the date on which each annuity payment is due. The dollar amount of the first annuity payment as determined above is divided by the Annuity Unit value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. The number of Annuity Units determined for the first annuity payment remains constant for the second and subsequent monthly payments.

8. FIXED ANNUITY PAYMENTS.

The amount of each payment under a Fixed Annuity will be determined from tables prepared by KILICO. Such tables show the monthly payment for each $1,000 of Contract Value allocated to provide a Fixed Annuity. Fixed Annuity payments will not change regardless of investment, mortality or expense experience.

9. DEATH BENEFIT.

If the payee dies after the Annuity Date while the Contract is in force, the death proceeds, if any, will depend upon the form of annuity payment in effect at the time of death. (See "Annuity Options.")

                              FEDERAL INCOME TAXES

The ultimate effect of Federal income taxes on Contract Value, on annuity payments and on the economic benefit to the Contract Owner, Annuitant or Beneficiary depends on KILICO's tax status, the type of retirement plan for which the Contract is purchased and upon the tax status of the individual concerned. Each individual Contract Owner should consult a competent tax advisor.

A. KILICO'S TAX STATUS.

KILICO is taxed as a life insurance company under the current Internal Revenue Code. The operations of the Separate Account are taxed as part of the total operations of KILICO. However, the determination of tax charges and credits to the Separate Account will be independent of the tax actually paid by KILICO.

Under current interpretations of existing Federal income tax law, investment income of the Separate Account, to the extent that it is applied to increase an individual Contract Owner's equity, is not taxed. Thus, a Subaccount may realize net investment income and dividends, and the Subaccount may receive and reinvest them, all without Federal income tax consequences for the Separate Account. However, as a result of the Tax Reform Act of 1986, if the Contract Owner is not an individual, income attributable to Purchase Payments made after February 28, 1986 generally is taxed to the Contract Owner.

B. AMOUNTS RECEIVED AS AN ANNUITY.

A fixed portion of each annuity payment is excludable from gross income as a return of investment in the Contract and the balance is taxed as ordinary income. For payments made on a fixed basis, the excludable amount is generally the same for each payment. For payments made on a variable basis, the excludable amount may be recalculated if any payment is less than the excludable amount.

The excludable amount of each Annuity Unit is determined by dividing the investment in the Contract as of the Annuity Date by the number of Annuity Units to be received under the payment option chosen.

For a Non-Qualified Plan Contract, the investment in the Contract is equal to the Purchase Payments minus any withdrawals thereof. For a Qualified Plan Contract, the investment in the Contract is equal to the employee's non-deductible contributions, minus any prior distributions thereof.

For Annuity Dates after December 31, 1986, the excludable amount of any payment may not exceed the unrecovered investment in the Contract immediately before such payment. For Annuity Dates after July 1, 1986, the amount of the unrecovered investment is allowed as a deduction on the final return of a deceased Annuitant where annuity payments cease before the investment in the Contract has been fully recovered.

C. NON-QUALIFIED PLAN CONTRACTS.

1. DIVERSIFICATION REQUIREMENTS.

While Section 72 of the Code governs the taxation of annuities in general,
Section 817(h) of the Code provides that nonqualified annuity contracts will not be treated as annuities unless the underlying investments are "adequately diversified" in accordance with regulations prescribed by the Secretary of the Treasury. Such regulations require, among other things, that a mutual fund underlying an annuity contract, such as those underlying the Contracts, may invest no more than 55% of the value of its assets in one investment; 70% in two investments; 80% in three investments; and 90% in four investments. If the above diversification requirements are not met by each and every Portfolio, the annuity contract could lose its overall tax status as an annuity, resulting in current taxation of the excess of cash value over the "investment in the contract" (as defined above) to the Contract Owner. KILICO has reviewed the diversification regulations and believes that the Contracts are in compliance with these regulations and that there is no threat to their current favorable tax status as annuities. Furthermore, KILICO intends to make whatever changes may be necessary and appropriate to these Contracts in the future in order to maintain their continued favorable tax treatment.

In connection with the earlier issuance of temporary regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which owners may direct their investments to particular Subaccounts. Moreover any additional rule may apply to pension plan contracts. It is possible that when such guidance is available, the Contract may need to be modified to comply with such guidance. Accordingly, KILICO reserves the right to modify the Contract as necessary to prevent the

Contract Owner from being considered the owner of the assets of the Subaccount. Because the guidance has not been published, there can be no assurance as to content or even whether application will be prospective only.

2. TAX TREATMENT OF WITHDRAWALS, LOANS AND ASSIGNMENTS.

Withdrawals from Non-Qualified Plan Contracts will be allocable first to any investment in the Contract made prior to August 14, 1982 (if any), then to ordinary income attributable to such investment, then to ordinary income attributable to investment in the Contract made after August 13, 1982, and finally to investment in the Contract made after August 13, 1982. Loans under a Contract or collateral assignments or pledges of any portion of the value of such Contract attributable to investment in the Contract after August 13, 1982 or income attributable to such investment are treated as withdrawals.

If the Owner transfers a Non-Qualified Plan Contract issued after April 22, 1987 by gift, the Owner must include in gross income the excess of the Contract Value over the investment in the Contract as of the date of transfer.

Non-Qualified Plan Contracts entered into after October 21, 1988 which were issued by KILICO (or an affiliate) during a calendar year are to be aggregated and considered a single contract for purposes of determining the amount of any withdrawal, loan, or assigned or pledged cash value includible in the Owner's gross income.

3. 10-PERCENT PENALTY TAX ON PREMATURE DISTRIBUTIONS.

A 10% penalty is imposed on the taxable portion of any distribution to a participant in a qualified pension or profit sharing plan, tax sheltered annuity or individual retirement annuity ("IRA"), or under a Non-Qualified Plan Contract, prior to age 59 1/2, death or disability of the participant or Non-Qualified Plan Contract Owner.

The 10% penalty does not apply to any distribution which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life or life expectancy of the qualified plan participant or Non-Qualified Plan Contract Owner, provided that there is no change in such payments before the later of (i) the close of the 5-year period beginning on the date of the first payment, or (ii) age 59 1/2, death or disability of such participant or Owner. Further, the 10% penalty does not apply to any distribution from a qualified pension or profit sharing plan or tax sheltered annuity on account of retirement after age 55, or to any distribution from a Non-Qualified Plan
Contract: (i) attributable to investment in the Contract before August 14, 1982, or (ii) where the Contract is an "immediate annuity" under the Internal Revenue Code ("Code").

D. QUALIFIED PLANS.

The Contracts offered by this Prospectus are designed to be suitable for use under Qualified Plans. Such contracts are commonly referred to as "Qualified Plan Contracts." KILICO, in its sole discretion, reserves the right to waive certain minimums with respect to large group contracts. Taxation of participants in such Qualified Plans varies with the type of plan and the terms and conditions of the specific plan. Qualified Plan Contract Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Following are general descriptions of the types of Qualified Plans and of the use of the Contracts in connection therewith. Purchasers intending to use the Contracts in connection with Qualified Plans should seek competent tax advice.

     (A) PENSION AND PROFIT-SHARING PLANS.

     Sections 401(a) of the Code permits employers to establish qualified retirement plans for employees. Taxation of plan participants depends on the specific plan. Such plans are limited by law as to maximum permissible contributions, distribution dates, non-forfeitability of interests and tax rates applicable to distributions. In order to establish such a plan, a plan document is adopted and implemented by the employer. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans.

     (b) TAX-SHELTERED ANNUITIES.

     Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. Generally, the annual contribution limit is 20% of an employee's includible compensation times the number of years of service, less previously excluded contributions. For salary reduction plans the maximum contribution is $9,500. These annuity contracts are commonly referred to as "tax-sheltered annuities."

     To the extent attributable to contributions to your tax-sheltered annuity contract under a salary reduction agreement (or to transfers of such amounts from other contracts), contributions made or earnings credited after December 31, 1988 may not be withdrawn until separation from service, attainment of age 59 1/2, death or disability. Salary reduction contributions after December 31, 1988 may also be withdrawn in the case of hardship within the meaning of section 403(b)(11) of the Internal Revenue Code. Further, all amounts transferred to your contract from a Section 403(b)(7) custodial account are subject to such restrictions on withdrawal. Under your employer's tax-sheltered annuity plan, you may be allowed to transfer your contract value to other types of options, such as other fixed or variable annuity contracts or Section 403(b)(7) custodial accounts.

     (C) TREATMENT OF CERTAIN DISTRIBUTIONS FROM PENSION AND PROFIT SHARING PLANS AND TAX-SHELTERED ANNUITIES.

     Distributions from Pension and Profit Sharing Plans and Tax-Sheltered Annuities which are eligible to be rolled over to an IRA or another employer's retirement plan are generally subject to 20% withholding, unless the participant exercises the right to a "direct rollover." A "direct rollover" may be accomplished when the sponsor of a participant's existing pension or profit sharing plan or tax-sheltered annuity makes a distribution payable to the sponsor of the new IRA or new employer plan for the participant's benefit.

     If the participant does not exercise the right to a "direct rollover," in general, 20% will be withheld from the distribution and credited against the participant's income taxes incurred in the taxable year of the distribution. Other rules may apply, therefore, KILICO suggests that participants consult their tax advisors before making a decision.

     (D) INDIVIDUAL RETIREMENT ANNUITIES.

     Section 408(b) of the Code permits eligible individuals to make deductible contributions to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Generally, the maximum contribution is $2,000 for an individual and $2,250 for an individual and spouse eligible for a spousal IRA. In addition, certain distributions from qualified pension and profit sharing plans, tax-sheltered annuities and other IRA's may be placed on a tax-deferred basis into an IRA. When issued in connection with an IRA, the Contract will be amended to conform to the requirements under such plans. Purchasers have the right to revoke an IRA Contract within seven (7) days of the receipt of the IRA disclosure statement which is attached to the application used for IRA Contracts. The IRA disclosure statement also provides more information on contribution limits. A purchaser can revoke the IRA Contract within seven (7) days of the date the application was signed by notifying KILICO.

     PLEASE NOTE THAT AN IRA DISCLOSURE STATEMENT IS INCLUDED IN THIS PROSPECTUS AS AN APPENDIX.

     (E) DEFERRED COMPENSATION PLANS.

     Section 457 of the Code allows a State defined to also include a political subdivision of a State, and an agency or instrumentality of a State or a political subdivision of a State, and any other tax exempt organization to establish a deferred compensation plan ("Section 457 Plan") for the benefit of its employees. Contracts issued under such a plan are owned by the employer.

     An employee electing to participate in a Section 457 Plan should understand that all rights and benefits are governed strictly by the terms of the plan. The employer is legal owner of any Contracts issued under the plan. The employee is, in fact, a general creditor of the employer under the terms of the plan. The employer, as owner of the Contracts, also retains all voting and redemption rights which may accrue through the Contracts issued under the plan.

     The participating employee should look to the terms of the plan for any charges in regard to participating in such plan other than those disclosed in this Prospectus. Section 457 of the Code places limitations on contributions to such plans. A participant must look to the terms of the plan for an explanation of this limitation.

E. TAX WITHHOLDING.

KILICO is required to withhold federal income tax on the taxable portion of all distributions under the Contracts unless the individual elects under a nonqualified plan not to be subject to withholding. The rate of withholding will depend on the type of distribution.

F. OTHER CONSIDERATIONS.

Because of the complexity of the law and its application to a specific individual, tax advice may be needed by a person contemplating purchase of a Contract or the exercise of elections under a Contract. The above comments concerning the Federal income tax consequences are not exhaustive, and special rules are provided with respect to situations not discussed in this Prospectus.

The preceding description is based upon KILICO's understanding of current Federal income tax law. KILICO cannot assess the probability that changes in tax laws, particularly affecting annuities, will be made.

The preceding comments do not take into account state income or other tax considerations which may be involved in the purchase of a Contract or the exercise of elections under the Contract. For complete information on such Federal and state tax considerations, a qualified tax adviser should be consulted.

Legislation has been considered which would prohibit insurers from using sex-distinct factors in determining annuity benefit payments. If "unisex" requirements are adopted, KILICO may be required to utilize annuity tables which do not differentiate the amount of annuity benefits on the basis of sex. This might result in a change providing for either an increase in the initial amount of monthly benefits applied for females or a decrease in such amount for males or a combination of both. KILICO is using "unisex" annuity tables on Qualified Plan Contracts.

                           DISTRIBUTION OF CONTRACTS

The Contracts are sold by licensed insurance agents, where the Contracts may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. In addition to commissions, KILICO may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell the Contracts. In some instances, such other incentives may be offered only to certain licensed broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or other contracts issued by KILICO. The Contracts are distributed through the principal underwriter for the Separate Account, which is Investors Brokerage Services, Inc. ("IBS"), a wholly owned subsidiary of KILICO, which enters into selling group agreements with affiliated and unaffiliated broker-dealers.

                                 VOTING RIGHTS

Proxy materials in connection with any shareholder meeting of the Fund will be delivered to each Contract Owner with Subaccount interests invested in the Fund as of the record date for voting at such meeting. Such proxy materials will include an appropriate form which may be used to give voting instructions. KILICO will vote Fund shares held in each Subaccount in accordance with instructions received from persons having a Subaccount interest in such Fund shares. Fund shares as to which no timely voting instructions are received will be voted by KILICO in proportion to the voting instructions received from all persons in a timely manner. KILICO will also vote any Fund shares attributed to amounts it has accumulated in the Subaccounts in the same proportion that Contract Owners vote. As a trust, the Fund is not required to hold annual shareholders' meetings. It will, however, hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

Contract Owners of all Contracts participating in each Subaccount shall have voting rights with respect to the Portfolio invested in by that Subaccount, based upon each Contract Owner's proportionate interest in that Subaccount as measured by units. The person having such voting rights will be the Contract Owner before surrender, the Annuity Date or the death of the Annuitant, and thereafter, the payee entitled to receive Variable Annuity payments under the Contract. During the Annuity Period, voting rights attributable to a Contract will generally decrease as Annuity Units attributable to an Annuitant decrease.

                    REPORTS TO CONTRACT OWNERS AND INQUIRIES

Immediately after each Contract anniversary, Contract Owners will be sent statements for their own Contract showing the amount credited to each Subaccount and to the Fixed Accumulation Option. It will also show the interest rate(s) that KILICO is crediting upon amounts then held under the Fixed Accumulation Option. In addition, Contract Owners transferring amounts among the investment options or making additional payments will receive written confirmation of such transactions. Upon request, any Contract Owner will be sent a current statement in a form similar to that of the annual statement described above. Each Contract Owner will also be sent an annual and a semi-annual report for the Fund and a list of the securities held in each Portfolio of the Fund, as required by the 1940 Act.

A Contract Owner may direct inquiries to the individual who sold him or her the Contract or may call 1-800-621-5001 or write to Kemper Investors Life Insurance Company, Customer Service, 1 Kemper Drive, Long Grove, Illinois 60049.

                             DOLLAR COST AVERAGING

A Contract Owner may predesignate a portion of the Contract Value under a Contract attributable to the Money Market or Government Securities Subaccount to be automatically transferred on a monthly basis to one or more of the other Subaccounts and the General Account during the Accumulation Period. A Contract Owner may enroll in this program at the time the Contract is issued or anytime thereafter by properly completing the Dollar Cost Averaging enrollment form and returning it to KILICO at its home office at least five (5) business days prior to the second Tuesday of a month which is the date that all dollar cost averaging transfers will be made ("Transfer Date").

Transfers will be made in the amounts designated by the Contract Owner and must be at least $500 per Subaccount or General Account. The total Contract Value in the Money Market or Government Securities Subaccount at the time Dollar Cost Averaging is elected must be at least equal to the amount designated to be transferred on each Transfer Date multiplied by the duration selected. Dollar Cost Averaging will cease automatically if the Contract Value does not equal or exceed the amount designated to be transferred on each Transfer Date and the remaining amount will be transferred.

Dollar Cost Averaging will terminate when (i) the number of designated monthly transfers has been completed, (ii) the Contract Value attributable to the Money Market or Government Securities Subaccount is insufficient to complete the next transfer, (iii) the Contract Owner requests termination in writing and such writing is received by KILICO at its home office at least five (5) business days prior to the next Transfer Date in order to cancel the transfer scheduled to take effect on such date, or (iv) the Contract is surrendered or annuitized.

If the General Account has a balance of at least $10,000, a Contract Owner may elect automatic calendar quarter transfers of interest accrued in the General Account to one or more of the Subaccounts. A Contract Owner may enroll in this program at any time by completing the proper Dollar Cost Averaging enrollment form and returning it to KILICO at its home office at least ten (10) days prior to the end of the calendar quarter. The Transfer Date will be within five business days of the end of the calendar quarter.

Following the Issue Date, a Contract Owner may initiate, reinstate or change Dollar Cost Averaging or change existing Dollar Cost Averaging terms by properly completing the new enrollment form and returning it to KILICO at its home office at least five (5) business days, ten (10) business days for General Account transfers, prior to the next Transfer Date such transfer is to be made.

When utilizing Dollar Cost Averaging, a Contract Owner must be invested in the Money Market or Government Securities Subaccount or the General Account and may be invested in the General Account and a maximum of five other Subaccounts at any given time. Election of Dollar Cost Averaging is not available during the Annuity Period.

                           SYSTEMATIC WITHDRAWAL PLAN

KILICO administers a Systematic Withdrawal Plan ("SWP") which allows certain Contract Owners to pre-authorize periodic withdrawals during the Accumulation Period. Contract Owners entering into a SWP agreement instruct KILICO to withdraw selected amounts from the General Account, or from any of the Subaccounts on a monthly, quarterly, semi-annual or annual basis. Currently the SWP is available to Contract Owners who request a minimum $100.00 periodic payment. If the amounts distributed under the SWP exceed the amount free of surrender charge (currently 10% of Contract Value) then the surrender charge will be applied on any amounts exceeding the 10% free withdrawal. WITHDRAWALS TAKEN UNDER THE SWP MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY ON EARLY WITHDRAWALS AND TO INCOME TAXES AND WITHHOLDING. SEE "FEDERAL INCOME TAXES." Contract owners interested in SWP may obtain an application and full information concerning this program and its restrictions from their representative or KILICO's home office. The right is reserved to amend the SWP on thirty days' notice. The SWP may be terminated at any time by the Contract Owner or KILICO.

                         PROVISIONS OF PRIOR CONTRACTS

Certain provisions of the Contract became effective upon the later of June 1, 1993 or the date of state approval. If the provisions are not yet approved in your state, you will receive an earlier version of the Contract and the following provisions will apply:

FIXED ACCUMULATION OPTIONS. Fixed accumulations and benefits under the contracts are provided in two Fixed Accumulation Options of the General Account. Any portion of the purchase payment allocated to a Fixed

Accumulation Option is credited with interest daily at a rate declared by KILICO in its sole discretion, but not less than 4%.

TRANSFER DURING ACCUMULATION PERIOD. During the Accumulation Period, a Contract Owner may transfer the Contract Value among the Subaccounts and the Fixed Accumulation Options subject to the following provisions: (i) No transfer can be made until the initial Purchase payment has been in a Subaccount or General Account I or II for fifteen days; (ii) Once all or part of the Owner's Separate Account Contract value has been transferred to General Account I or II or from one Subaccount to another Subaccount another transfer may not be made within the next fifteen day period; (iii) Once all or part of the Owner's General Account I Contract Value has been transferred to General Account II or to a Subaccount another transfer may not be made within the next fifteen day period; and (iv) General Account II Contract value, less Debt may be transferred one time during the Contract Year to one or more Subaccounts or to General Account I in the thirty day period following the anniversary of a Contract year or the thirty day period following the date of the confirmation statement provided for the period through the anniversary date, if later.

WITHDRAWALS DURING ACCUMULATION PERIOD. The Contract owner may request a partial withdrawal subject to the following conditions:

(1) The amount requested must be at least $500 or the Owner's entire interest in the Subaccount, General Account I or General Account II from which withdrawal is requested.

(2) The Owner's Contract interest in the Subaccount, General Account I or General Account II from which the withdrawal is requested must be at least $500 after the withdrawal is completed.

RECORDS MAINTENANCE CHARGE. KILICO will assess an annual Records Maintenance Charge of $25 during the Accumulation period against each contract which has participated in one or more of the Subaccounts during the calendar year whether or not any purchase payments have been made during the year. The imposition of the Records Maintenance Charge will be made on December 31st of each year.

ANNUITY UNIT VALUE AND FIRST PERIODIC PAYMENT. For purposes of determining the value of an Annuity Unit and the amount of the first annuity payment, the assumed interest rate is 4%, which is also reflected in the annuity tables contained in the Contracts.

DOLLAR COST AVERAGING. A Contract Owner may predesignate a portion of the Contract value under a Contract attributable to General Account I, Money Market or Government Securities Subaccount to be automatically transferred on a monthly basis to one or more of the other Subaccounts and the General Account II. A Contract Owner may enroll in this program at the time the Contract is issued or any time thereafter by properly completing the Dollar Cost Averaging enrollment form and returning it to KILICO at its home office at least five (5) business days prior to the second Tuesday of a month which is the date that all dollar cost averaging transfers will be made ("Transfer Date").

Transfers will be made in the amounts designated by the Contract Owner and must be at least $500 per Subaccount or General Account I or II. The total Contract Value in General Account I, the Money Market or Government Securities Subaccount at the time Dollar Cost Averaging is elected must be at least equal to the amount designated to be transferred on each transfer date multiplied by the duration selection. Dollar Cost Averaging will cease automatically if the Contract value does not equal or exceed the amount designated to be transferred on each Transfer Date and the remaining amount will be transferred.

Dollar Cost Averaging will terminate when (i) the number of designated monthly transfers has been completed, (ii) the Contract Value attributable to General Account I, Money Market or Government Securities Subaccount is insufficient to complete the next transfer, (iii) the Contract Owner requests termination in writing and such writing is received by KILICO at its home office at least five
(5) days prior to the next Transfer Date in order to cancel the transfer scheduled to take effect on such date, or (iv) the Contract is surrendered.

If General Account II has a balance of at least $10,000, a Contract Owner may elect automatic calendar quarter transfers of interest accrued in General Account II to one or more of the Subaccounts. A Contract Owner may enroll in this program at any time by completing the proper Dollar Cost Averaging enrollment form and returning it to KILICO at its home office at least ten (10) days prior to the end of the calendar quarter. The transfer will occur within five business days of the end of the calendar quarter.

Following the Issue Date, a Contract Owner may initiate, reinstate or change Dollar Cost Averaging or change existing Dollar Cost Averaging terms by properly completing the new enrollment form and returning it to KILICO at its home office at least five (5) business days, ten (10) business days for General Account II transfers prior to the next transfer Date such transfer is to be made.

When utilizing Dollar Cost Averaging, a Contract owner must be invested in either the General Account or the Money Market or Government Securities Subaccount and be invested in a maximum of five other Subaccounts at any given time. Election of Dollar Cost Averaging is not available during the annuity period.

Systematic withdrawals may be done from General Account I or II or from any of the Subaccounts.

                               LEGAL PROCEEDINGS

There are no material legal proceedings pending to which the Separate Account, KILICO or KFS is a party. With respect to KILICO, in 1992, the Staff of the Securities and Exchange Commission commenced an investigation into certain of Kemper Corporation's ("Kemper's") real estate-related accounting practices and related disclosures. KILICO's accounting and disclosure practices are consistent with those of Kemper. Kemper fully cooperated throughout the Staff's investigation which has now concluded. Kemper and the Staff have had settlement discussions respecting this matter, and KILICO anticipates that this matter will be resolved with respect to Kemper in 1995 with the filing of an administrative proceeding.

             TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information, Table of Contents is: Services to the Separate Account; Performance Information of Subaccounts; State Regulation; Experts; Report of Independent Auditors, Financial Statements of the Separate Account, Report of Independent Auditors and Financial Statements of KILICO. The Statement of Additional Information should be read in conjunction with this Prospectus.

APPENDIX

KEMPER INVESTORS LIFE INSURANCE COMPANY DEFERRED FIXED AND
VARIABLE ANNUITY IRA DISCLOSURE STATEMENT

This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of Individual Retirement Annuities. Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA.

A. REVOCATION

Within 7 days of the date you signed your enrollment application, you may revoke it and receive back 100% of your money. To do so, wire Kemper Investors Life Insurance Company, 1 Kemper Drive, Long Grove, Illinois 60049, or call 1-800-621-5001.

B. STATUTORY REQUIREMENTS

The provisions of this contract meet the requirements of Section 408(b) of the Internal Revenue Code as to form for use as an IRA annuity contract described in Items 1 through 5 below. The contract has received a favorable determination letter from the Internal Revenue Service as to the form of the annuity. However, this is not a determination by the IRS of the IRA's merits. If you set up an IRA using an annuity contract it must meet the following requirements:

1. The amount in your IRA must be fully vested at all times.

2. The contract must provide that you cannot transfer it to someone else.

3. The contract must have flexible premiums.

4. You must start receiving distributions by April 1 of the year following the year in which you reach age 70 1/2 (see "Required Distributions").

5. The contract must provide that you cannot contribute more than $2,000 for any year. (This requirement does not apply to rollovers. See "Rollovers and Direct Transfers").

C. ROLLOVERS AND DIRECT TRANSFERS

1. A rollover is a tax-free transfer of cash or other assets from one retirement program to another. There are two kinds of rollover payments. In one, you transfer amounts from one IRA to another. With the other, you transfer amounts from a qualified employee benefit plan or tax-sheltered annuity to an IRA. A rollover is an allowable payment that you cannot deduct on your tax return.

2. You must complete the transfer by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan.

3. A rollover distribution from an IRA may be made to you only once a year. The one-year period begins on the date you receive the IRA distribution, not on the date you roll it over (reinvest it) into another IRA.

4. A direct transfer of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

5. All or a part of the premium for this contract may be paid from a rollover from an IRA, qualified pension or profit-sharing plan or tax-sheltered annuity, or from a direct transfer from another IRA. The proceeds from this contract may be used as a rollover contribution to another IRA.

6. Beginning January 1, 1993, a distribution that is eligible for rollover treatment from a qualified employee benefit plan or tax-sheltered annuity will be subject to 20% withholding by the Internal Revenue Service even if you roll the distribution over to an IRA within the 60-day rollover period. To avoid withholding, the distribution should be made as a direct transfer to the IRA trustee or insurance company.

D. ALLOWANCE OF DEDUCTION

1. In general, the amount you can contribute each year is the lesser of $2,000 or your taxable compensation for the year. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year.

Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans is compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to self-employed retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance is compensation.

2. If neither you nor your spouse are covered for any part of the year by an employer retirement plan, you can deduct the lesser of $2,000 or your taxable compensation. If either you or your spouse are covered by a retirement plan at work, the $2,000 limit is reduced $10 for each $50 that your adjusted gross income exceeds $40,000 (married filing jointly), $25,000 (single) or zero (married filing separately).

3. Contributions to your IRA can be made at any time. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

4. You cannot make a contribution other than a rollover contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.

5. If both you and your spouse have compensation, you can each set up your own IRA. The contribution for each of you is figured separately and depends on how much each earns. Both of you cannot participate in the same IRA account or contract.

6. If you file a joint return, you can contribute up to the lesser of $2,000 or your taxable compensation to an IRA for a spouse who has not reached age 70 1/2 (even if you have reached age 70 1/2) and who has no compensation or elects to be treated as having no compensation for the year. The total combined amount you can contribute each year to your own IRA and the spousal IRA is the lesser of $2,250 or your taxable compensation for the year.

7. If neither you nor your spouse are covered for any part of the year by an employer retirement plan, you can deduct the lesser of $2,250 or your taxable compensation. If you or your spouse is covered by a retirement plan, the $2,250 limit is reduced $10 for each $44.44 that your adjusted gross income exceeds $40,000.

E. SEP-IRA'S

1. The maximum deductible contribution for a Simplified Employee Pension (SEP) IRA is the lesser of $30,000 or 15% of compensation.

2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor). Information about the Kemper SEP is available upon request.

F. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS

1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions are non-taxable to the extent they represent a return of non-deductible contributions. The non-taxable percentage of a distribution is determined by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

G. REQUIRED DISTRIBUTIONS

You must start receiving minimum distributions from your IRA starting with the year you reach age 70 1/2 (your 70 1/2 year). Ordinarily, you must receive the minimum distribution for any year by December 31. However, you may delay the minimum distribution for your 70 1/2 year until April 1 of the following year.

Figure your required minimum distribution for each year by dividing the value of your IRA as of the close of business on December 31 of the preceding year by the applicable life expectancy. The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary. Life expectancies are determined using the expected return multiple tables shown in IRS Publication 590 "Individual Retirement Arrangements." If a designated beneficiary is more than 10 years younger than you, that beneficiary is assumed to be exactly 10 years younger. To obtain a free copy of IRS Publication 590 and other IRS forms, phone the IRS toll free at 1-800-829-3676 or write the IRS Forms Distribution Center for your area as shown in your income tax return instructions.

Annuity payments which begin by April 1 of the year following your 70 1/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over the life or the lives of you and your spouse, provided that, if installments are guaranteed, the guaranty period does not exceed the lesser of 20 years or the applicable life expectancy.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can total up these minimum amounts and take the total from any one or more of the IRAs.

If the actual distribution from your IRA during a year after you die or reach age 70 1/2 is less than the minimum amount that should be distributed in accordance with the rules set forth at Items 5, 6 and 7 above, the difference is an excess accumulation. There is a 50% excise tax on any excess accumulations. However, if you have a good reason for having an excess accumulation in your IRA you may not have to pay the tax. For example, if you have been given wrong advice or you made a mistake in using or did not understand the excess accumulation rules, you may request the IRS to excuse the tax.

H. TAX ON EXCESS CONTRIBUTIONS

1. You must pay a 6% excise tax each year on excess contributions that remain in your IRA. Generally, an excess contribution is the amount contributed to your IRA that is more than you can contribute or roll over. The excess is taxed for the year of the excess contribution and for each year after that until you correct it.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your IRA before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution.

3. If an excess contribution in your IRA is a result of a rollover and the excess occurred because information required to be supplied by the payor of the distribution was incorrect, you may withdraw the excess amount attributable to the incorrect information after the date your return is due and still not include the amount withdrawn in your gross income. It is not necessary to withdraw the income earned on the excess. You will, however, have to pay the 6% tax on the excess amount for each year the excess contribution was in the IRA at the end of the year.

I. TAX ON PREMATURE DISTRIBUTIONS

There is an additional tax on premature distributions equal to 10% of the amount of the premature distribution that you must include in your gross income. Premature distributions are generally amounts you withdraw from your IRA before you are age 59 1/2. However, the tax on premature distributions does not apply:

1. To amounts that are rolled over tax free.

2. To a series of substantially equal periodic payments made over your life or life expectancy, or the joint life or life expectancy of you and your beneficiary.

3. If you are permanently disabled. You are considered disabled if you cannot do any substantial gainful activity because of your physical or mental condition. A physician must determine that the condition has lasted or can be expected to last continuously for 12 months or more or that the condition can be expected to lead to death.

J. IRA EXCISE TAX REPORTING

Use Form 5329, Return for Individual Retirement Arrangement Taxes, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

K. BORROWING

If you borrow money against your IRA contract or use it as security for a loan, you must include in gross income the fair market value of the IRA contract as of the first day of your tax year. (Note: This contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)

L. FINANCIAL DISCLOSURE

1. If this is a regular contribution IRA, the following information, based on the charts shown at the back of this form, which assumes you were to make a level contribution to the fixed account at the beginning of each year of $1,000, must be completed prior to your signing the enrollment application.

END
OF               LUMP SUM TERMINATION               AT               LUMP SUM TERMINATION
YEAR              VALUE OF CONTRACT *              AGE               VALUE OF CONTRACT *
------------------------------------------------------------------------------------------------------
   1                                                60
------------------------------------------------------------------------------------------------------
   2                                                65
------------------------------------------------------------------------------------------------------
   3                                                70
------------------------------------------------------------------------------------------------------
   4
------------------------------------------------------------------------------------------------------
   5
------------------------------------------------------------------------------------------------------

* Includes applicable withdrawal charges as described in Item M below.

2. If this is a rollover IRA, the following information, based on the charts shown at the back of this form, and all of which assumes you make one contribution to the fixed account of $1,000 at the beginning of this year, must be completed prior to your signing the enrollment application.

END
OF               LUMP SUM TERMINATION               AT               LUMP SUM TERMINATION
YEAR              VALUE OF CONTRACT *              AGE               VALUE OF CONTRACT *
------------------------------------------------------------------------------------------------------
   1                                                60
------------------------------------------------------------------------------------------------------
   2                                                65
------------------------------------------------------------------------------------------------------
   3                                                70
------------------------------------------------------------------------------------------------------
   4
------------------------------------------------------------------------------------------------------
   5
------------------------------------------------------------------------------------------------------

* Includes applicable withdrawal charges as described in Item M below.

M. FINANCIAL DISCLOSURE FOR THE SEPARATE ACCOUNT (VARIABLE ACCOUNT)

1. If on the enrollment application you indicated an allocation to a Subaccount, this contract will be assessed a daily charge of an amount which will equal an aggregate of 1.30% per annum for Periodic Payment Contracts.

2. An annual records maintenance charge of $36.00 will be assessed ratably each quarter against the Separate Account value, if you have participated in a Subaccount during the year. If insufficient values are in the Subaccounts when the charge is assessed, the charge will be assessed against General Account value.

3. Withdrawal (early annuitization) charges as follows will be assessed based on the years elapsed since purchase payments (in a given contract year) were received by the Company; under 1 year, 6%; over 1 to 2 years, 5%; over 2 to 3 years, 4%; over 3 to 4 years, 3%; over 4 to 5 years, 2%; over 5 to 6 years, 1%; 6th year and thereafter, 0%.

4. The method used to compute and allocate the annual earnings is contained in the prospectus under the heading "Accumulation Unit Value."

5. The growth in value of your contract is neither guaranteed nor projected but is based on the investment experience of the Separate Account.

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3% GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.)

END OF    TERMINATION     END OF    TERMINATION     END OF    TERMINATION     END OF    TERMINATION
 YEAR       VALUES*        YEAR       VALUES*        YEAR       VALUES*        YEAR       VALUES*
---------------------------------------------------------------------------------------------------
   1        $ 1,000         14        $17,371         27        $41,703         40       $  77,436
---------------------------------------------------------------------------------------------------
   2          2,000         15         18,929         28         43,991         41          80,796
---------------------------------------------------------------------------------------------------
   3          3,038         16         20,534         29         46,348         42          84,256
---------------------------------------------------------------------------------------------------
   4          4,130         17         22,187         30         48,775         43          87,821
---------------------------------------------------------------------------------------------------
   5          5,264         18         23,889         31         51,275         44          91,492
---------------------------------------------------------------------------------------------------
   6          6,442         19         25,643         32         53,850         45          95,274
---------------------------------------------------------------------------------------------------
   7          7,665         20         27,449         33         56,503         46          99,169
---------------------------------------------------------------------------------------------------
   8          8,932         21         29,309         34         59,235         47         103,181
---------------------------------------------------------------------------------------------------
   9         10,236         22         31,225         35         62,048         48         107,313
---------------------------------------------------------------------------------------------------
  10         11,580         23         33,199         36         64,947         49         111,569
---------------------------------------------------------------------------------------------------
  11         12,965         24         35,232         37         67,932         50         115,953
---------------------------------------------------------------------------------------------------
  12         14,390         25         37,326         38         71,007
---------------------------------------------------------------------------------------------------
  13         15,859         26         39,482         39         74,174
---------------------------------------------------------------------------------------------------

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3% GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 SINGLE PREMIUM.)

END OF    TERMINATION     END OF    TERMINATION     END OF    TERMINATION     END OF    TERMINATION
 YEAR       VALUES*        YEAR       VALUES*        YEAR       VALUES*        YEAR       VALUES*
---------------------------------------------------------------------------------------------------
   1        $ 1,000         14        $ 1,513         27        $ 2,221         40        $ 3,262
---------------------------------------------------------------------------------------------------
   2          1,013         15          1,558         28          2,288         41          3,360
---------------------------------------------------------------------------------------------------
   3          1,053         16          1,605         29          2,357         42          3,461
---------------------------------------------------------------------------------------------------
   4          1,095         17          1,653         30          2,427         43          3,565
---------------------------------------------------------------------------------------------------
   5          1,138         18          1,702         31          2,500         44          3,671
---------------------------------------------------------------------------------------------------
   6          1,183         19          1,754         32          2,575         45          3,782
---------------------------------------------------------------------------------------------------
   7          1,230         20          1,806         33          2,652         46          3,895
---------------------------------------------------------------------------------------------------
   8          1,267         21          1,860         34          2,732         47          4,012
---------------------------------------------------------------------------------------------------
   9          1,305         22          1,916         35          2,814         48          4,132
---------------------------------------------------------------------------------------------------
  10          1,344         23          1,974         36          2,898         49          4,256
---------------------------------------------------------------------------------------------------
  11          1,384         24          2,033         37          2,985         50          4,384
---------------------------------------------------------------------------------------------------
  12          1,426         25          2,094         38          3,075
---------------------------------------------------------------------------------------------------
  13          1,469         26          2,157         39          3,167
---------------------------------------------------------------------------------------------------

* Includes applicable withdrawal charges.

                               TABLE OF CONTENTS

Summary..................................     2
Financial Highlights.....................     3
Investment Objectives, Policies and Risk
  Factors................................     7
Investment Techniques....................    16
Net Asset Value..........................    20
Purchase and Redemption..................    21
Dividends and Taxes......................    22
Capital Structure and General
  Information............................    22
Investment Manager.......................    23
Distributor..............................    25
Appendix.................................    26

This prospectus contains information about the Fund that you should know before investing and should be retained for future reference. A Statement of Additional Information dated May 1, 1995, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request without charge from the Fund at the address or telephone number shown above.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     KEMPER
                                   INVESTORS
                                      FUND

                             PROSPECTUS MAY 1, 1995

                             KEMPER INVESTORS FUND
                            120 SOUTH LASALLE STREET
                            CHICAGO, ILLINOIS 60603
                                 1-800-621-1048

Kemper Investors Fund (the "Fund") offers a choice of seven investment portfolios to investors applying for certain variable life insurance and variable annuity contracts offered by Participating Insurance Companies.

    The seven investment portfolios are:

           MONEY MARKET PORTFOLIO
           TOTAL RETURN PORTFOLIO
           HIGH YIELD PORTFOLIO
           EQUITY PORTFOLIO
           GOVERNMENT SECURITIES PORTFOLIO
           INTERNATIONAL PORTFOLIO
           SMALL CAPITALIZATION EQUITY PORTFOLIO

Shares of the Portfolios are available exclusively as pooled funding vehicles for the variable life insurance and variable annuity contracts of Participating Insurance Companies.

                                    SUMMARY

FUND INVESTMENT CONCEPT. Kemper Investors Fund (the "Fund") is an open-end management investment company established on March 24, 1987 as a Massachusetts business trust. The Fund is a series fund consisting of seven portfolios ("Portfolios"): Money Market, Total Return, High Yield, Equity, Government Securities, International and Small Capitalization Equity ("Small Cap"). Additional Portfolios may be created from time to time. The Fund is the funding vehicle for variable life insurance contracts ("VLI contracts") and variable annuity contracts ("VA contracts") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Fund currently does not foresee any disadvantages to the holders of VLI contracts and VA contracts arising from the fact that the interests of the holders of such contracts may differ. Nevertheless, the Fund's Trustees intend to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken. The VLI contracts and VA contracts are described in the separate prospectuses issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.

Individual VLI contract holders and VA contract holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors (the "Shareholders"), although such companies may pass through voting rights to their VLI and VA contract holders.

INVESTMENT OBJECTIVES. The Money Market Portfolio seeks maximum current income to the extent consistent with stability of principal from a portfolio of high quality money market instruments. The Total Return Portfolio seeks a high total return, a combination of income and capital appreciation, by investing in a combination of debt securities and common stocks. The High Yield Portfolio seeks to provide a high level of current income by investing in fixed-income securities. The Equity Portfolio seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation. The Government Securities Portfolio seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. Government securities. The International Portfolio seeks total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities. The Small Cap Portfolio seeks maximum appreciation of investors' capital. All portfolios except the Money Market Portfolio may engage in options and financial futures transactions. The Total Return, High Yield, Equity and Small Cap Portfolios each may invest a portion of its assets in foreign securities and engage in related foreign currency transactions. The International Portfolio will invest a substantial portion of its assets in foreign securities and engage in related foreign currency transactions. Foreign securities may include investments in developing countries. The High Yield Portfolio will, and the Total Return and Government Securities Portfolios may, invest in high yield (high risk) bonds. All of the Portfolios are diversified. See "Investment Objectives, Policies and Risk Factors."

RISK FACTORS. There is no assurance that the investment objective of any Portfolio will be achieved and investment in each Portfolio includes risks that vary in kind and degree depending upon the investment policies of the Portfolio. The returns and net asset value of a Portfolio will fluctuate (except that the Money Market Portfolio seeks to maintain a net asset value of $1.00 per share). Investors should note that investments in high yield securities by certain portfolios (principally the Total Return and High Yield Portfolios) entail relatively greater risk of loss of income and principal than investments in higher rated securities; and market prices of high yield securities may fluctuate more than market prices of higher rated securities. The government guarantee of the U.S. Government securities in which the Government Securities Portfolio may invest does not guarantee the market value of the shares of the Portfolio. Normally the value of investments in U.S. Government securities varies inversely with changes in interest rates. Foreign investments by certain Portfolios (principally the International Portfolio) involve risk and opportunity considerations not typically associated with investing in U.S. companies. The return of such a Portfolio can be adversely affected by changes in currency exchange rates. Investment by the Small Cap Portfolio primarily in smaller companies involves greater risk than investment in larger, more established companies. There are special risks associated with options, financial futures and foreign currency transactions and there is no assurance that use of those investment techniques will be successful. Some of the Portfolios may experience high portfolio turnover which would involve correspondingly greater brokerage commissions or other transaction costs. See "Investment Objectives, Policies and Risk Factors."

PURCHASES AND REDEMPTIONS. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that date pursuant to VLI and VA contracts. See "Purchase and Redemption."

INVESTMENT MANAGER. Kemper Financial Services, Inc. ("KFS" or "investment manager") serves as investment manager for each of the Portfolios at an effective annual rate, payable monthly, of .50%, .55%, .60%, .60%, .55%, .75% and .65% of average daily net assets of the Money Market, Total Return, High Yield, Equity, Government Securities, International and Small Cap Portfolios, respectively. See "Investment Manager."

GENERAL INFORMATION AND CAPITAL. Since the Fund offers multiple Portfolios, it is known as a "series company." Shares of each Portfolio have equal non-cumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio. Each Portfolio has its own objective, policies and restrictions. The Fund is not required to hold annual shareholder meetings, but will hold special shareholder meetings as required or deemed desirable. See "Capital Structure and General Information."

                              FINANCIAL HIGHLIGHTS

The tables below show financial information for each Portfolio expressed in terms of one share outstanding throughout the period. The information for the Money Market, Total Return, High Yield and Equity Portfolios for fiscal periods prior to 1990 reflects the operations of certain Separate Accounts as discussed under "Capital Structure and General Information." The information in the tables for the years ended December 31, 1990 through 1994 is covered by the report of the Fund's independent auditors. The report is contained in the Fund's Registration Statement and is available from the Fund. The financial statements contained in the Fund's 1994 Annual Report to Shareholders are incorporated herein by reference and may be obtained by writing or calling the Fund.

MONEY MARKET PORTFOLIO

                                                               Year ended December 31,
                      1994         1993       1992       1991       1990       1989       1988       1987       1986       1985
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of year     $1.00        1.00       1.00       1.00       1.00       1.00       1.00       1.00       1.00       1.00
---------------------------------------------------------------------------------------------------------------------------------
Net investment
  income and
  dividends
  declared                .04         .03        .03        .06        .08        .09        .07        .06        .06        .08
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  end of year           $1.00        1.00       1.00       1.00       1.00       1.00       1.00       1.00       1.00       1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)         3.96        2.83       3.43       5.89       8.08       9.11       7.47       6.58       6.61       8.13
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
  NET ASSETS (%):
Expenses                  .53         .56        .57        .56        .58        .57        .56        .55        .56        .58
---------------------------------------------------------------------------------------------------------------------------------
Net investment
  income                 3.95        2.79       3.38       5.80       7.78       8.75       7.19       6.43       6.44       7.86
---------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end
  of year (in
  thousands)          $83,821      68,177     75,270     76,479     95,759     78,683     80,362     92,130     83,793     96,270
---------------------------------------------------------------------------------------------------------------------------------

NOTE TO MONEY MARKET PORTFOLIO:

The total return for 1994 includes the effect of a capital contribution from the investment manager. Without the capital contribution, the total return would have been 3.47%.

TOTAL RETURN PORTFOLIO

                                                               Year ended December 31,
                      1994         1993       1992       1991       1990       1989       1988       1987       1986       1985
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of year    $2.586       2.473      2.658      2.071      2.021      1.707      1.605      1.661      1.496      1.214
---------------------------------------------------------------------------------------------------------------------------------
Income from
  investment
  operations:
  Net investment
    income               .069        .069       .061       .080       .113       .102       .086       .075       .060       .057
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and
    unrealized gain
    (loss) on
    investments         (.313)       .214      (.026)      .677      (.013)      .298       .102      (.056)      .165       .282
---------------------------------------------------------------------------------------------------------------------------------
Total from
  investment
  operations            (.244)       .283       .035       .757       .100       .400       .188       .019       .225       .339
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distributions
    from net
    investment
    income               .060        .050       .080       .110       .020       .086       .086       .075       .060       .057
---------------------------------------------------------------------------------------------------------------------------------
  Distributions
    from net
    realized gain
    on investments       .168        .120       .140       .060       .030         --         --         --         --         --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in
    excess of net
    realized gain
    on investments       .002          --         --         --         --         --         --         --         --         --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends          .230        .170       .220       .170       .050       .086       .086       .075       .060       .057
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  end of year          $2.112       2.586      2.473      2.658      2.071      2.021      1.707      1.605      1.661      1.496
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)        (9.50)      12.13       1.69      37.90       5.04      24.16      11.98        .62      15.13      28.42
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
  NET ASSETS (%):
Expenses                  .61         .59        .60        .61        .61        .58        .61        .58        .60        .66
---------------------------------------------------------------------------------------------------------------------------------
Net investment
  income                 3.13        3.19       3.41       3.46       5.94       5.43       5.19       4.04       3.59       4.23
---------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end
  of year (in
  thousands)        $ 586,594     643,830    528,007    412,772    272,747    262,652    206,262    214,203    146,324    103,249
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover
  rate (%)                128         191        160        187        139        102        152        129        136        117
---------------------------------------------------------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO

                                                                  Year ended December 31,
                            1994        1993        1992       1991      1990      1989       1988      1987      1986      1985
                            -----------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of year          $1.338       1.209      1.144       .914    1.122      1.258      1.225    1.290      1.226    1.143
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income        .116        .120       .125       .140     .170       .151       .152     .139       .142     .150
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and
    unrealized gain
    (loss) on investments     (.149)       .109       .070       .300    (.338)     (.163)      .033    (.065)      .064     .083
---------------------------------------------------------------------------------------------------------------------------------
Total from investment
  operations                  (.033)       .229       .195       .440    (.168)     (.012)      .185     .074       .206     .233
---------------------------------------------------------------------------------------------------------------------------------
Less dividends from net
  investment income            .120        .100       .130       .210     .040       .124       .152     .139       .142     .150
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
  year                       $1.185       1.338      1.209      1.144     .914      1.122      1.258    1.225      1.290    1.226
=================================================================================================================================
TOTAL RETURN (%)              (2.25)      20.00      17.76      51.83   (15.45)     (1.22)     15.66     5.82      17.63    21.58
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS (%):
Expenses                        .65         .63        .64        .67      .68        .63        .66      .62        .66      .69
---------------------------------------------------------------------------------------------------------------------------------
Net investment income          9.49        9.54      10.44      12.95    16.27      12.50      11.98    10.81      11.06    12.56
---------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of year
  (in thousands)          $ 219,415     233,964    162,158    121,608   88,566    150,674    138,461   95,502    143,605   71,282
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (%)                            98          84         57         31       28         81         52      122        158      130
=================================================================================================================================



EQUITY PORTFOLIO

                                                                     Year ended December 31,
                                  1994        1993        1992       1991      1990     1989     1988     1987     1986     1985
                                 ------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year                             $2.935       2.631      2.642      1.681    1.692    1.348    1.374    1.377    1.283    1.058
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income              .018        .004       .007       .017     .032     .039     .032     .030     .024     .036
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
    gain (loss) on investments      (.138)       .370       .082       .974    (.023)    .338    (.026)   (.003)    .094     .225
---------------------------------------------------------------------------------------------------------------------------------
Total from investment
  operations                        (.120)       .374       .089       .991     .009     .377     .006     .027     .118     .261
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distributions from net
    investment income                  --        .010       .005       .030     .010     .033     .032     .030     .024     .036
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net
    realized gain on
    investments                      .150        .060       .095         --     .010       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                      .150        .070       .100       .030     .020     .033     .032     .030     .024     .036
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year       $2.665       2.935      2.631      2.642    1.681    1.692    1.348    1.374    1.377    1.283
=================================================================================================================================
TOTAL RETURN (%)                    (4.02)      14.63       3.57      59.47     0.60    27.87      .40     1.67     9.10    25.08
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
  (%):
Expenses                              .66         .64        .64        .67      .68      .70      .71      .64      .70      .72
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                 .69         .30        .65        .83     2.23     2.49     2.34     1.85     1.82     3.11
---------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of year (in
  thousands)                    $ 321,708     284,461    203,624    118,983   61,621   51,961   45,833   46,474   30,228   45,913
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)           106          78         78        106      135       93      301      165      262       95
=================================================================================================================================

GOVERNMENT SECURITIES PORTFOLIO

                                                                             Year ended December 31,
                                                  1994       1993       1992      1991     1990(a)    1989(a)    1988     1987(c)
                                                  -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                $1.267      1.277     1.287     1.175      1.091      1.053    1.020      1.000
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             .067       .060      .064      .090       .093       .092     .089         --
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments                                    (.102)      .020      .006      .082       .011       .036    (.056)      .020
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   (.035)      .080      .070      .172       .104       .128     .033       .020
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distributions from net investment income          .060       .060      .050      .060       .020       .090       --         --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain on
    investments                                     .024       .030      .030        --         --         --       --         --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net realized gain
    on investments                                  .006         --        --        --         --         --       --         --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                                     .090       .090      .080      .060       .020       .090       --         --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                      $1.142      1.267     1.277     1.287      1.175      1.091    1.053      1.020
=================================================================================================================================
TOTAL RETURN (%)                                   (2.74)      6.48      5.90     15.22       9.81      13.14     3.27         --
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses                                             .63        .60       .61       .63        .58        .53     1.81       --(b)
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                               5.69       5.05      6.08      7.42       8.48       8.73     7.94       --(b)
---------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of year (in thousands)         $95,782    121,912    98,814    59,064     31,929     14,878    1,170        311
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          606        534       492       141        174         28       25         --
=================================================================================================================================

NOTES TO GOVERNMENT SECURITIES PORTFOLIO:

(a) KFS waived its investment management fee from March 1, 1989 to March 1, 1990. Absent this waiver, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.04% and 8.22%, respectively, in 1989 and .66% and 8.40%, respectively, in 1990.
(b) Because of the short start-up period from the Government Securities Portfolio's initial public offering to December 31, 1987, ratios of expenses and net investment income to average net assets for 1987 are not meaningful.
(c) For the period from September 3, 1987 (inception) through December 31, 1987.

INTERNATIONAL PORTFOLIO

                                                                                                      Year ended
                                                                                                     December 31,
                                                                                                  -------------------
                                                                                                    1994        1993      1992(a)
                                                                                                  --------     ------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                                                $1.306       .993      1.000
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                                               .009       .010       .010
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                             (.056)      .313      (.017 )
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                     (.047)      .323      (.007 )
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distributions from net investment income                                                              --       .009         --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain on investments                                                 .015       .001         --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                                                                                       .015       .010         --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                      $1.244      1.306       .993
=================================================================================================================================
TOTAL RETURN (%)                                                                                     (3.59)     32.83       (.72 )
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses                                                                                               .93        .92       1.11
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                  .74        .86       1.01
---------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)                                                        $122,710     88,880     19,447
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                            107        116        129
=================================================================================================================================

NOTE TO INTERNATIONAL PORTFOLIO:

(a) For the period from January 6, 1992 (inception) through December 31, 1992.

SMALL CAPITALIZATION EQUITY PORTFOLIO

                                                                                                             December 31, 1994(a)
                                                                                                             --------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                                                                 $1.000
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                                                                .008
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments                                                                      .031
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                                       .039
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                                       $1.039
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                                                                                       3.95
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses                                                                                                               1.25
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                   .91
---------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)                                                                          $12,909
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                                              58
---------------------------------------------------------------------------------------------------------------------------------

NOTE TO SMALL CAPITALIZATION EQUITY PORTFOLIO:

(a) For the period from May 2, 1994 (inception) through December 31, 1994.

NOTE:

Ratios for all Portfolios have been determined on an annualized basis. Total return is not annualized.

                INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The Fund has adopted for each Portfolio certain fundamental investment restrictions which, together with the investment objective and policies, cannot be changed with respect to a Portfolio without approval by holders of a majority of the outstanding voting shares as defined in the Investment Company Act of 1940 ("1940 Act"). See "Investment Restrictions" in the Statement of Additional Information.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. There are market risks in any investment and therefore there can be no assurance that the objective of any Portfolio will be achieved. The actual return of a holder of a variable life or variable annuity contract will be affected by charges imposed by the separate accounts of Participating Insurance Companies.

MONEY MARKET PORTFOLIO. The Money Market Portfolio seeks maximum current income to the extent consistent with stability of principal from a portfolio of the following types of U.S. Dollar denominated money market instruments that mature in twelve months or less:

     1. Obligations of, or guaranteed by, the U.S. or Canadian Governments, their agencies or instrumentalities. The two broad categories of U.S. Government debt instruments are: (a) direct obligations of the U.S. Treasury and (b) securities issued or guaranteed by agencies and instrumentalities of the U.S. Government. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States and others are backed exclusively by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury.

     2. Bank certificates of deposit, time deposits or bankers' acceptances limited to U.S. banks or Canadian chartered banks having total assets in excess of $1 billion.

     3. Bank certificates of deposit, time deposits or bankers' acceptances of U.S. branches of foreign banks having total assets in excess of $10 billion.

     4. Commercial paper rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or A-1 or A-2 by Standard & Poor's Corporation ("S&P"), or commercial paper or notes of comparable quality, such as are issued by companies with an unsecured debt issue outstanding currently rated A or higher by Moody's or S&P where the obligation is on the same or a higher level of priority as the rated issue, and investments in other corporate obligations such as publicly traded bonds, debentures and notes rated A or higher by Moody's or S&P. See "Appendix--Ratings of Investments" in the Statement of Additional Information for a description of the ratings.

     5. Repurchase agreements of obligations which are suitable for investment under the categories set forth above. Repurchase agreements are discussed under "Investment Techniques--Repurchase Agreements."

In addition, the Money Market Portfolio limits its portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7 of the 1940 Act. See "Net Asset Value."

To the extent the Money Market Portfolio purchases Eurodollar certificates of deposit issued by London branches of U.S. banks, or commercial paper issued by foreign entities, consideration will be given to their marketability, possible restrictions on international currency transactions and to regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates issued by U.S. banks and associated income may be subject to the imposition of foreign taxes. The Money Market Portfolio will normally invest at least 25% of its net assets in instruments issued by domestic or foreign banks.

The Money Market Portfolio seeks to maintain its net asset value at $1.00 per share by valuing its portfolio of investments on the amortized cost method in accordance with Rule 2a-7 of the 1940 Act. See "Net Asset Value." While the Portfolio will make every effort to maintain a fixed net asset value at $1.00 per share, there can be no assurance that this objective will be achieved.

The Money Market Portfolio may invest in instruments that bear rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuations in values of the instruments ("Variable Rate Securities"). The Fund determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission ("SEC") rules that allow the Fund to consider certain of such instruments as having maturities earlier than the maturity date on the instrument.

TOTAL RETURN PORTFOLIO. The Total Return Portfolio seeks a high total return, a combination of income and capital appreciation, by investing in a combination of debt securities and common stocks. The Portfolio's investments will normally consist of domestic and foreign fixed income and equity securities. Fixed income securities will include bonds, money market instruments (including repurchase agreements) and other debt securities (such as U.S. and foreign government securities and investment grade and high yield corporate obligations) and preferred stocks, some of which may have a call on common stocks through attached warrants or a conversion privilege. The Portfolio may invest in fixed income securities that are in the lower rating categories and those that are non-rated (sometimes called "junk bonds"). The characteristics of the rating categories are described in "Appendix--Ratings of Investments" in the Statement of Additional Information. For a discussion of lower rated and non-rated securities and related risks, see "High Yield Portfolio" and "Special Risk Factors--High Yield (High Risk) Bonds" below. Equity investments normally will consist of common stocks and securities convertible into or exchangeable for common stocks; however, the Portfolio may also make private placement investments (which are normally restricted securities). For a further description of equity securities, see "Equity Portfolio" below. The percentage of assets invested in specific categories of fixed-income and equity securities will vary from time to time depending upon the judgment of the investment manager as to general market and economic conditions, trends in yields and interest rates, and changes in fiscal or monetary policies.

The Portfolio does not make investments for short-term profits nor does it have a separate portfolio turnover policy for equity and fixed income segments of its portfolio. The Portfolio is not restricted in policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions or market prices may dictate and as its investment policy may require.

The Portfolio may write and purchase put and call options traded on national securities exchanges or over-the-counter, including options on securities indices. The Portfolio may also engage in financial futures transactions and may purchase foreign securities and engage in related foreign currency transactions. The Portfolio may purchase or sell portfolio securities on a when-issued or delayed delivery basis. See "Special Risk Factors--Foreign Securities" and "Investment Techniques."

HIGH YIELD PORTFOLIO. The High Yield Portfolio seeks to provide a high level of current income by investing in fixed income securities. Fixed income obligations include corporate debt securities, U.S. and Canadian Government securities, obligations of U.S. and Canadian banking institutions, convertible securities, assignments or participations in loans, preferred stock, and cash and cash equivalents, including repurchase agreements.

The fixed income securities purchased by the Portfolio may include those in the lower rating categories of the established rating services and those that are non-rated (sometimes called "junk bonds"). Investments in such securities entail relatively greater risk of loss of income or principal than investments in higher rated securities; market prices may fluctuate more than market prices of higher rated securities. See "Special Risk Factors--High Yield Bonds (High
Risk)" below for a discussion of such risks. These fixed income securities (debt and preferred stock issues, including convertibles) normally offer a current yield or yield to maturity that is significantly higher than the yield available from securities rated in the four highest categories assigned by Moody's or S&P. See "Appendix--Ratings of Investments" in the Statement of Additional Information for a description of Moody's and S&P ratings.

The average maturity and the mix of investments of the Portfolio will vary as the investment manager seeks to provide a high level of income considering the available alternatives in the market. See "Appendix--Portfolio Composition of High Yield Bonds" in this prospectus. Since interest rates vary with changes in economic, market, political and other conditions, there can be no assurance that historic interest rates are indicative of rates which may prevail in the future. Since the value of securities in the Portfolio fluctuates depending upon market factors and inversely with current interest rate levels, the net asset value of its shares will fluctuate. The investment adviser will adjust the investments of the Portfolio as considered advisable in view of prevailing or anticipated market conditions. Accordingly, certain portfolio securities may be purchased or sold in anticipation of a rise or a decline in interest rates.

The Portfolio does not make investments for short-term profits, but it is not restricted in policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions or market prices may dictate and as its investment policy may require.

The Portfolio may write and purchase put and call options traded on national securities exchanges or over-the-counter, including options on securities indices. The Portfolio may also engage in financial futures transactions and may purchase foreign securities and engage in related foreign currency transactions. The Portfolio may purchase or sell portfolio securities on a when-issued or delayed delivery basis. See "Special Risk Factors--Foreign Securities" and "Investment Techniques."

EQUITY PORTFOLIO. The Equity Portfolio seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation. Current income will not be a significant factor. The Portfolio's investments normally will consist of equity securities and securities convertible into or exchangeable for equity securities; however, it may also make private placement investments (which are normally restricted securities).

As a non-fundamental investment policy, the Equity Portfolio will invest at least 65% of its total assets in equity securities under normal circumstances. Equity securities include common stocks, preferred stocks, securities convertible into or exchangeable for common or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investment and warrants, options and rights exercisable for equity securities. The common stocks or the other securities selected will be those which, in the investment manager's judgment, have significant appreciation possibilities. Investment opportunities will often be sought among securities of small, less well-known companies; but securities of large, well-known companies will also be purchased, particularly when the investment manager considers such securities to be priced favorably in comparison with securities of smaller companies.

For defensive purposes the Portfolio may temporarily hold a significant portion of its assets in cash or defensive type securities, such as liquid high grade debt securities, high quality money market instruments and repurchase agreements.

The Portfolio does not intend to engage actively in trading for short-term profits, but it is not restricted in policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions or market prices may dictate and as its investment policy may require.

The Portfolio may write and purchase put and call options traded on national securities exchanges or over-the-counter, including options on securities indices. The Portfolio may also engage in financial futures transactions and may purchase foreign securities and engage in related foreign currency transactions. The Portfolio may purchase or sell portfolio securities on a when-issued or delayed delivery basis. See "Special Risk Factors--Foreign Securities" and "Investment Techniques."

GOVERNMENT SECURITIES PORTFOLIO. The Government Securities Portfolio seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. Government securities. The Portfolio will also invest in fixed-income securities other than U.S. Government securities, and will engage in options and financial futures transactions. The Portfolio may purchase or sell portfolio securities on a when-issued or delayed delivery basis. See "Investment Techniques." The Portfolio's current return is sought from interest income and net short-term gains on securities and options and futures transactions.

Under normal market conditions, the Portfolio will, as a fundamental policy, invest at least 65% of its total assets in U.S. Government securities and repurchase agreements of U.S. Government securities. There are two broad categories of U.S. Government securities: (a) direct obligations of the U.S. Treasury and (b) obligations issued or guaranteed by agencies and instrumentalities of the United States. Some obligations issued or guaranteed by agencies or instrumentalities are backed by the full faith and credit of the United States (such as Government National Mortgage Association "GNMA" Certificates) and others are backed exclusively by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury (such as Federal National Mortgage Association Bonds). GNMA Certificates are debt securities which represent an interest in one or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration, or guaranteed by the Veterans Administration. U.S. Government securities may include "zero coupon" securities that have been stripped by the U.S. Government of their unmatured interest coupons (see "Investment Policies and Techniques" in the Statement of Additional Information for a discussion of their features and risks) and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality (see "Investment Techniques").

U.S. Government securities of the type in which the Portfolio may invest have historically involved little risk of loss of principal if held to maturity. The government guarantee of the securities in the Portfolio, however, does not guarantee the market value of the shares of the Portfolio. There are market risks inherent in all investments in securities and the value of an investment in the Portfolio will fluctuate over time. Normally, the value of the Portfolio's investments varies inversely with changes in interest rates. For example, as interest rates rise, the value of the Portfolio's investments will tend to decline and, as interest rates fall, the value of the Portfolio's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments in respect to certain mortgage-backed securities, such as GNMA certificates. Prepayment of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of the Portfolio and may even result in losses to the Portfolio if some securities were acquired at a premium. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

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The Portfolio will seek to enhance income through limited investment (up to 35%
of total assets) in fixed income securities other than U.S. Government securities. Such other fixed-income securities include: (a) corporate debt securities that are rated at the time of purchase within the four highest grades by either Moody's (Aaa, Aa, A, or Baa) or S&P (AAA, AA, A, or BBB); (b) commercial paper that is rated at the time of purchase within the two highest grades by either Moody's (Prime-1 or Prime-2) or S&P (A-1 or A-2); (c) bank certificates of deposit (including term deposits) or bankers' acceptances issued by domestic banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion; and (d) repurchase agreements with respect to any of the foregoing; provided, however, the Portfolio may invest up to 10% of its total assets in fixed income securities without regard to the foregoing limitations, including securities that are rated below Baa by Moody's and BBB by S&P or are non-rated (sometimes called "junk bonds"). The characteristics of the rating categories are described in "Appendix--Ratings of Investments" in the Statement of Additional Information. For a discussion of lower rated and non-rated securities and related risks, see "High Yield Portfolio" above and "Special Risk Factors--High Yield Bonds (High Risk)" below.

The Portfolio may also invest in collateralized obligations which, consistent with the limitations reflected above, may be privately issued or may be issued or guaranteed by U.S. Government agencies or instrumentalities. See "Investment Techniques."

During temporary defensive periods when the Fund's investment manager deems it appropriate, the Portfolio may invest all or a portion of its assets in cash or short-term high quality money market instruments, including short-term U.S. Government securities and repurchase agreements with respect to such securities. The yields on these securities tend to be lower than the yields on other securities to be purchased by the Portfolio.

INTERNATIONAL PORTFOLIO. The International Portfolio seeks a total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities. Investments may be made for capital growth or for income or any combination thereof for the purpose of achieving a high overall return. There is no limitation on the percentage or amount of the Portfolio's assets that may be invested for growth or income, and therefore at any particular time the investment emphasis may be placed solely or primarily on growth of capital or on income. While the Portfolio invests principally in equity securities of non-U.S. issuers, it may also invest in convertible and debt securities and foreign currencies. The Portfolio invests primarily in non-U.S. issuers, and under normal circumstances more than 80% of the Portfolio's total assets will be invested in non-U.S. issuers. In determining whether the Portfolio will be invested for capital growth or income, the investment manager analyzes the international equity and fixed income markets and seeks to assess the degree of risk and level of return that can be expected from each market. Also see "Special Risk Factors--Foreign Securities."

In pursuing its objective, the Portfolio invests primarily in common stocks of established non-U.S. companies believed to have potential for capital growth, income or both. However, there is no requirement that the Portfolio invest exclusively in common stocks or other equity securities. The Portfolio may invest in any other type of security including, but not limited to, convertible securities (including warrants), preferred stocks, bonds, notes and other debt securities of companies (including Euro-currency instruments and securities) or obligations of domestic or foreign governments and their political subdivisions. When the investment manager believes that the total return potential in debt securities equals or exceeds that of equity securities, the Portfolio may substantially increase its holdings of such debt securities. The Portfolio may establish and maintain reserves for defensive purposes or to enable it to take advantage of future buying opportunities. The Portfolio's reserves may be invested in domestic as well as foreign short-term money market instruments including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements.

The Portfolio makes investments in various countries. Under normal circumstances, business activities in not less than three different foreign countries will be represented in the portfolio. The Portfolio may, from time to time, have more than 25% of its assets invested in any major industrial or developed country that in the view of KFS poses no unique investment risk. The Portfolio may purchase securities of companies, wherever organized, that have their principal activities and interests outside the United States. Under exceptional economic or market conditions abroad, the Portfolio may, for defensive purposes, invest all or a major portion of its assets in U.S. Government obligations or securities of companies incorporated in and having their principal activities in the United States. The Portfolio may also invest its reserves in domestic short-term money market instruments as described above.

In determining the appropriate distribution of investments among various countries and geographic regions, the investment manager ordinarily considers such factors as: prospects for relative economic growth among foreign countries; expected levels of inflation; relative price levels of the various capital markets; government policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to the international investor. Currently, more than 60% of the market capitalization of equity securities are represented by securities in currencies other than the U.S. Dollar.

The Portfolio may purchase and sell options on securities, index options, financial futures contracts and options on financial futures contracts. The Portfolio may enter into forward foreign currency exchange contracts, foreign currency options and foreign currency futures contracts and options thereon to protect against uncertainty in the level of future foreign exchange rates. See "Investment Techniques" below.

Generally, the Portfolio will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

Investors should understand that the expense ratio of the Portfolio can be expected to be higher than that of portfolios investing in domestic securities since the costs of operation are higher.

SMALL CAP PORTFOLIO. The Small Cap Portfolio seeks maximum appreciation of investors' capital. Current income will not be a significant factor. The Portfolio is designed primarily for investors with substantial resources and the investment experience to consider their shares as a long-term investment involving financial risk commensurate with potential substantial gains. Since many of the securities in the Portfolio may be considered speculative in nature by traditional investment standards, substantially greater than average market volatility and investment risk may be involved. There is no assurance that the Portfolio's objective will be achieved and its returns and net asset value will fluctuate.

The Small Cap Portfolio seeks attractive areas for investment opportunity arising from such factors as technological advances, new marketing methods, and changes in the economy and population. Currently, the investment manager believes that such investment opportunities may be found among the following:
(a) companies engaged in high technology fields such as electronics, medical technology and computer software and specialty retailing; (b) companies having a significantly improved earnings outlook as the result of a changed economic environment, acquisitions, mergers, new management, changed corporate strategy or product innovation; (c) companies supplying new or rapidly growing services to consumers and businesses in such fields as automation, data processing, communications, and marketing and finance; and (d) companies having innovative concepts or ideas.

As a non-fundamental investment policy, at least 65% of the Small Cap Portfolio's total assets normally will be invested in the equity securities of smaller companies, i.e., those having a market capitalization of $1 billion or less at the time of investment, many of which would be in the early stages of their life cycle. The investment manager currently believes that investment in such companies may offer greater opportunities for growth of capital than larger, more established companies, but also involves certain special risks. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the market averages in general.

The Small Cap Portfolio's investment portfolio will normally consist primarily of common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Portfolio may also invest to a limited degree in preferred stocks and debt securities when they are believed by the investment manager to offer opportunities for capital growth. The Portfolio may also write and purchase options, engage in financial futures transactions, purchase foreign securities, engage in related foreign currency transactions and lend its portfolio securities. See "Special Risk Factors--Foreign Securities" and "Investment Techniques" below. When a defensive position is deemed advisable, the Portfolio may, without limit, invest in high grade debt securities and securities of the U.S. Government and its agencies or instrumentalities or retain cash or cash equivalents, including repurchase agreements.

In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. The Small Cap Portfolio does not intend to engage actively in trading for short-term profits, although it may occasionally make investments for short-term capital appreciation when such action is believed to be desirable and consistent with sound investment procedure. Generally, the Portfolio will make long-term rather than short-term investments. Nevertheless, it may dispose of such investments at any time it may be deemed advisable because of a subsequent change in the circumstances of a particular company or industry or in general market or economic conditions. The rate of portfolio turnover is not a limiting factor when changes in investment are deemed appropriate. In addition, market conditions, cash requirements for redemption and repurchase of Portfolio shares or other factors could affect the portfolio turnover rate.

SPECIAL RISK FACTORS--HIGH YIELD (HIGH RISK) BONDS. As reflected above, the High Yield Portfolio intends to invest a substantial portion of its assets in fixed income securities offering high current income. Subject to their specific investment objectives and policies as described above, the Total Return and Government Securities

Portfolios also may invest a portion of their assets in such securities. Such high yield (high risk) fixed income securities will ordinarily be in the lower rating categories (securities rated below the fourth category) of recognized rating agencies or will be non-rated. Lower rated and non-rated securities, which are sometimes referred to by the popular press as "junk bonds," have widely varying characteristics and quality. These lower rated and non-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally involve more credit risk than securities in the higher rating categories. Accordingly, an investment in the High Yield Portfolio may not constitute a complete investment program and may not be appropriate for all investors.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also are more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based on fundamental analysis, may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect a Portfolio's net asset value. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer.

The investment philosophy of the High Yield Portfolio with respect to high yield (high risk) bonds is based upon the premise that over the long term a broadly diversified portfolio of high yield fixed-income securities should, even taking into account possible losses, provide a higher net return than that achievable on a portfolio of higher rated securities. The Portfolio seeks to achieve the highest yields possible while reducing relative risk through (a) broad diversification, (b) credit analysis by the investment manager of the issuers in which the Portfolio invests, (c) purchase of high yield securities at discounts from par or stated value when practicable and (d) monitoring and seeking to anticipate changes and trends in the economy and financial markets that might affect the prices of portfolio securities. The investment manager's judgment as to the "reasonableness" of the risk involved in any particular investment will be a function of its experience in managing fixed income investments and its evaluation of general economic and financial conditions; of a specific issuer's business and management, cash flow, earnings coverage of interest and dividends, ability to operate under adverse economic conditions, and fair market value of assets; and of such other considerations as the investment manager may deem appropriate. The investment manager, while seeking maximum current yield, will monitor current corporate developments with respect to portfolio securities and potential investments and to broad trends in the economy. In some circumstances, defensive strategies may be implemented to preserve or enhance capital even at the sacrifice of current yield. Defensive strategies, which may be used singly or in any combination, may include, but are not limited to, investments in discount securities or investments in money market instruments as well as futures and options strategies.

High yield (high risk) securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or issued as part of a corporate takeover. Companies that issue such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on market price and a Portfolio's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Zero coupon securities and pay-in-kind bonds involve additional special considerations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently having similar maturities and credit quality. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Portfolio may obtain no return at all on its investment.

Additional information concerning high yield (high risk) securities appears under "Appendix--Portfolio Composition of High Yield Bonds" in this prospectus and under "Appendix--Ratings of Investments" in the Statement of Additional Information.

SPECIAL RISK FACTORS--FOREIGN SECURITIES. The Total Return, High Yield, Equity and Small Cap Portfolios invest primarily in securities that are publicly traded in the United States; but, they have discretion to invest a portion of their assets in foreign securities that are traded principally in securities markets outside the United States. As a non-fundamental policy, these Portfolios currently limit investment in foreign securities not publicly traded in the United States to 25% of their total assets. These Portfolios may also invest without limit in U.S. Dollar denominated American Depository Receipts ("ADRs") which are bought and sold in the United States. The Money Market Portfolio, within its quality standards, may also invest in securities of foreign issuers. However, such investments will be in U.S. Dollar denominated instruments. Foreign securities in which a Portfolio may invest include any type of security consistent with that Portfolio's investment objective and policies. In connection with their foreign securities investments, such Portfolios may, to a limited extent, engage in foreign currency exchange transactions and purchase and sell foreign currency options and foreign currency futures contracts as a hedge and not for speculation. The International Portfolio may invest without limit in foreign securities and may engage in foreign currency exchange transactions and may purchase and sell foreign currency options and foreign currency futures contracts. See "Investment Techniques--Options and Financial Futures Transactions--Foreign Currency Transactions." The International Portfolio may invest without limitation in securities of foreign issuers.

Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks, and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation, excessive taxation or diplomatic developments which could affect investment in these countries.

Emerging Markets. While a Portfolio's investments in foreign securities will principally be in developed countries, a Portfolio may make investments in developing or "emerging" countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Portfolio's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Portfolio may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The investment manager believes that these characteristics can be expected to continue in the future.

Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other needs relating to investment in foreign markets generally are more expensive than in the United States; and this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements could not keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of a Portfolio to make intended securities purchases because of settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security because of settlement problems could result in losses to a Portfolio from subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, it could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose the Portfolio to the risk of losses resulting from a Portfolio's inability to recover from a counterparty.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading in securities may cease or may be substantially curtailed and prices for a Portfolio's securities in such markets may not be readily available. A Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees of the Fund.

Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of a Portfolio. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

Fixed Income. Since most foreign fixed income securities are not rated, a Portfolio will invest in foreign fixed income securities based on KFS's analysis without relying on published ratings. Since such investments will be based upon KFS's analysis rather than upon published ratings, achievement of a Portfolio's goals may depend more upon the abilities of KFS than would otherwise be the case.

The value of the foreign fixed income securities held by a Portfolio, and thus the net asset value of the Portfolio's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities,
(b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio's investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio's investments in foreign fixed income securities, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. Many of the foreign fixed income obligations in which a Portfolio will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio. A significant portion of the sovereign debt in which a Portfolio may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio's investments in the securities of privatized enterprises include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of a foreign entity to participate in privatizations may be limited by local law, or the price or terms on which the entity may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprises's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Depositary Certificates. For many foreign securities, there are U.S. Dollar-denominated ADRs, which are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the Portfolios avoid currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. The Portfolios may also invest in European Depository Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

THE FUND. The portfolio turnover rates for the Portfolios are listed under "Financial Highlights." Since securities with maturities of less than one year are excluded from portfolio turnover rate calculations, the portfolio turnover rate for the Money Market Portfolio is zero. Frequency of portfolio turnover will not be a limiting factor should the investment manager deem it desirable to purchase or sell securities. Higher portfolio turnover (over 100%) involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains. In order to continue to qualify as a regulated investment company for federal income tax purposes, less than 30% of the annual gross income of a Portfolio must be derived from the sale or disposition of securities and certain other investments held by a Portfolio for less than three months. See "Dividends and Taxes" in the Statement of Additional Information.

A Portfolio will not, as a non-fundamental policy, purchase illiquid securities including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% (10% for the Money Market Portfolio) of the Portfolio's net assets, valued at the time of the transactions, would be invested in such securities.

                             INVESTMENT TECHNIQUES

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, any of the Portfolios may lend securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral (cash or U.S. Government securities) equal to no less than the market value, determined daily, of the securities loaned. The Portfolio will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term money market instruments. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Fund's investment manager to be of good standing, and when the Fund's investment manager believes the potential earnings justify the attendant risk. The Fund will limit such lending to not more than one-third of the value of a Portfolio's total assets.

OPTIONS AND FINANCIAL FUTURES TRANSACTIONS. The Total Return, High Yield, Equity, Government Securities, International and Small Cap Portfolios may each deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. The Money Market Portfolio does not engage in options transactions. The ability to engage in options transactions enables a Portfolio to pursue its investment objective and also to hedge against currency and market risks but is not intended for speculation. In connection with their foreign securities investments, the Total Return, High Yield, Equity, International and Small Cap Portfolios may also purchase and sell foreign currency options.

The Government Securities Portfolio individually may write (sell) covered call options on up to 100% of net assets, may write (sell) secured put options on up to 50% of net assets and may purchase put and call options provided that no more than 5% of net assets may be invested in premiums on such options. The Total Return, High Yield, Equity, International and Small Cap Portfolios may write
(sell) covered call and secured put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

The Total Return, High Yield, Equity, Government Securities, International and Small Cap Portfolios may write (sell) covered call options so long as they own securities or other assets that are acceptable for escrow purposes. Also, such Portfolios may write (sell) secured put options, which means that so long as the Portfolio is obligated as a writer of a put option, it will invest an amount not less than the exercise price of the put option in money market instruments.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security or other asset at the exercise price during the option period. The writer of a covered call owns securities or other assets that are acceptable for escrow and the writer of a secured put invests an amount not less than the exercise price in eligible securities or other assets to the extent that it is obligated as a writer. If a call written by a Portfolio is exercised, the Portfolio foregoes any possible profit from an increase in the market price of the underlying security or other asset over the exercise price plus the premium received. In writing puts, there is a risk that a Portfolio may be required to take delivery of the underlying security or other asset at a disadvantageous price.

Over-the-counter traded options ("OTC options") differ from exchange traded options in several respects. Such options are transacted with dealers directly and not with a clearing corporation and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Portfolio may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities or other assets, and a wider range of expiration dates and exercise prices, than for exchange traded options.

A Portfolio, as part of its option transactions, also may use index options. Through the writing or purchase of index options a Portfolio can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Price movements in securities which a Portfolio owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Portfolio bears the risk of a loss on an index option which is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities.

The Total Return, High Yield, Equity, Government Securities, International and Small Cap Portfolios may each engage in financial futures transactions. The Money Market Portfolio does not engage in financial futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A Portfolio will "cover" futures contracts sold by the Portfolio and maintain in a segregated account certain liquid assets in connection with futures contracts purchased by the Portfolio as described under "Investment Policies and Techniques" in the Statement of Additional Information. In connection with their foreign securities investments, the Total Return, High Yield, Equity, International and Small Cap Portfolios may also engage in foreign currency financial futures transactions. A Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Portfolio and futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the total assets of the Portfolio.

The Portfolios may engage in financial futures transactions and may use index options as an attempt to hedge against currency and market risks. For example, when the near-term market view is bearish but the portfolio composition is judged satisfactory for the longer term, exposure to temporary declines in the market may be reduced by entering into futures contracts to sell securities or the cash value of an index. Conversely, where the near-term view is bullish, but a Portfolio is believed to be well positioned for the longer term with a high cash position, the Portfolio can hedge against market increases by entering into futures contracts to buy securities or the cash value of an index. In either case, the use of futures contracts would tend to reduce portfolio turnover and facilitate a Portfolio's pursuit of its investment objective. Also, if a Portfolio owned long-term bonds and interest rates were expected to rise, it could sell financial futures contracts. If interest rates did increase, the value of the bonds in the Portfolio would decline, but this decline would be offset in whole or in part by an increase in the value of the Portfolio's futures contracts. If, on the other hand, long-term interest rates were expected to decline, the Portfolio could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time the Portfolio could purchase futures contracts on long-term bonds or the cash value of a securities index. Thus, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them. The futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds.

Futures contracts entail risks. If the investment manager's judgment about the general direction of interest rates, markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into. There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures market could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager still may not result in a successful hedging transaction. A Portfolio could also experience losses if it could not close out its futures position because of an illiquid secondary market. If any of these events should occur, a Portfolio could lose money on the financial futures contracts and also on the value of its portfolio assets. The costs incurred in connection with futures transactions could reduce a Portfolio's return.

Index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Portfolio may expire worthless, in which case a Portfolio would lose the premium paid therefor.

A Portfolio may engage in futures transactions only on commodities exchanges or boards of trade. A Portfolio will not engage in transactions in index options, financial futures contracts or related options for speculation, but only as an attempt to hedge against changes in interest rates or market conditions affecting the values of securities which the Portfolio owns or intends to purchase.

FOREIGN CURRENCY TRANSACTIONS. As indicated under "Investment Objectives, Policies and Risk Factors--Special Risk Factors--Foreign Securities," the Total Return, High Yield, Equity and Small Cap Portfolios may invest a limited portion of their assets, and the International Portfolio may invest without limit, in securities denominated in foreign currencies. These Portfolios may engage in foreign currency transactions in connection with their investments in foreign securities but will not speculate in foreign currency exchange.

The value of the foreign securities investments of a Portfolio measured in U.S. Dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. Dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. Dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Portfolio is able to protect itself against a possible loss between trade and settlement date resulting from an adverse change in the relationship between the U.S. Dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships. A Portfolio may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

When the investment manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. In this situation the International Portfolio may, instead, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount when the investment manager believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the International Portfolio are denominated ("cross-hedge"). The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Portfolio to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

The Portfolios will not speculate in foreign currency exchange. A Portfolio will not enter into such forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets
(a) denominated in that currency or (b), in the case of a "cross-hedge" for the International Portfolio, denominated in a currency or currencies that the Fund's investment manager believes will have price movements that closely correlate with that currency. The Fund's custodian bank segregates cash or liquid high-grade debt securities in an amount not less than the value of each Portfolio's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Portfolio's commitments with respect to such contracts. The Portfolios do not intend to enter into such forward contracts if they would have more than 15% of the value of their total assets committed to such contracts. A Portfolio generally does not enter into a forward contract with a term longer than one year.

RISK CONSIDERATIONS. The Statement of Additional Information contains further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions. See "Investment Policies and Techniques" in the Statement of Additional Information. The principal risks are:
(a) possible imperfect correlation
between movements in the prices of options, currencies or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular option, futures or foreign currency contract at any particular time;
(c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the investment manager; and (e) the possible need to defer closing out certain options or futures contracts in order to continue to qualify for beneficial tax treatment afforded regulated investment companies under the Internal Revenue Code.

DELAYED DELIVERY TRANSACTIONS. The Total Return, High Yield, Equity and Government Securities Portfolios may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transactions. The value of fixed yield securities to be delivered in the future will fluctuate as interest rates vary. Because a Portfolio must set aside cash or liquid high grade securities to satisfy its commitments to purchase when-issued or delayed delivery securities, flexibility to manage the Portfolio's investments may be limited if commitments to purchase when-issued or delayed delivery securities were to exceed 25% of the value of its assets.

To the extent a Portfolio engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Portfolio's investment objective and policies and not for the purpose of investment leverage or to speculate in interest rate changes. A Portfolio will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring the securities, but a Portfolio reserves the right to sell these securities before the settlement date if deemed advisable.

In some instances, the third-party seller of when-issued or delayed delivery securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Portfolio may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for a Portfolio to "roll over" its purchase commitment, the Portfolio may receive a negotiated fee.

REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements, under which it acquires ownership of a security and the broker-dealer or bank agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the Portfolio's holding period. The investment manager will evaluate the creditworthiness of all entities with which the Fund intends to engage in repurchase agreements pursuant to procedures adopted by the Board of Trustees of the Fund. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of the Portfolios' limitations on illiquid securities.

SECTION 4(2) PAPER. Subject to its investment objectives and policies, a Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Fund's investment adviser considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees of the Fund, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the 10% limitation on illiquid securities. The Fund's investment manager monitors the liquidity of the Fund's investments in Section 4(2) paper on a continuing basis.

COLLATERALIZED OBLIGATIONS. Subject to its investment objectives and policies, a Portfolio may purchase collateralized obligations, including interest only ("IO") and principal only ("PO") securities. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government securities or other assets. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality, such as the Federal Home Loan Mortgage Corporation, are considered U.S. Government securities for purposes of this prospectus. Privately-issued collateralized obligations collateralized by a portfolio of U.S. Government securities are not direct obligations of the U.S. Government or any of its agencies or instrumentalities and are not considered U.S. Government securities for purposes of this prospectus. A variety of types of collateralized obligations are available currently and others may become available in the future.

Since the collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to interest only and principal only securities, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

A Portfolio, other than the Money Market Portfolio, may invest in collateralized obligations whose yield floats inversely against a specified index rate. These "inverse floaters" are more volatile than conventional fixed or floating rate collateralized obligations and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.

Additional information concerning collateralized obligations is contained in the Statement of Additional Information under "Investment Policies and Techniques--Collateralized Obligations."

                                NET ASSET VALUE

TOTAL RETURN, HIGH YIELD, EQUITY, GOVERNMENT SECURITIES, INTERNATIONAL AND SMALL CAP PORTFOLIOS. The net asset value per share is determined by calculating the total value of a Portfolio's assets, deducting total liabilities, and dividing the result by the number of shares outstanding of such Portfolio. Portfolio securities traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Trustees or its delegates. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event current prices provided by market makers are used. Over-the-counter traded fixed income options are valued based upon current prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world; the calculation of net asset value does not necessarily take place contemporaneously with the determination of the prices of a Portfolio's foreign securities. For purposes of determining a Portfolio's net asset value, any assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of such currencies against U.S. Dollars as last quoted by a recognized dealer. If an event were to occur, after the value of a security was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then that security would be valued using fair value considerations by the Board of Trustees or its delegates. On each day the New York Stock Exchange ("Exchange") is open for trading, the net asset value is determined as of the earlier of 3:00 p.m. Central time or the close of the Exchange, except that the net asset value will not be computed on a day in which no order to purchase shares was received or no shares were tendered for redemption.

MONEY MARKET PORTFOLIO. The net asset value per share of the Money Market Portfolio is determined at 11:00 a.m. and as of the earlier of 3:00 p.m. Central time or the close of the Exchange on each day the Exchange is open for trading, except that the net asset value will not be computed on a day in which no orders to purchase shares were received or no shares were tendered for redemption. The net asset value per share is determined by dividing the total assets of the Portfolio minus its liabilities by the total number of its shares outstanding. The net asset value per share of the Money Market Portfolio is ordinarily $1.00 calculated at amortized cost in accordance with Rule 2a-7 under the 1940 Act. While this rule provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would have received if all its investments were sold. Under the direction of the Board of Trustees, certain procedures have been adopted to monitor and stabilize the price per share for the Portfolio. Calculations are made to compare the value of its investments valued at amortized cost with market-based values. Market-based values will be obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments or government securities published by reputable sources at the mean between the bid and asked prices for the instruments. In the event that a deviation of 1/2 of 1% or more exists between the Portfolio's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based quotations, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated. In order to value its investments at amortized cost, the Money Market Portfolio purchases only securities with a maturity of one year or less and maintains a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Money Market Portfolio limits its portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7. Under the quality requirements of Rule 2a-7, the Money Market Portfolio may only purchase U.S. Dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition "Eligible Securities" as defined in Rule 2a-7. "Eligible Securities" under Rule 2a-7 include only securities that are rated in the top two rating categories by the required number of nationally recognized statistical rating organizations (at least two or, if only one such organization has rated the security that one organization) or, if unrated, are deemed comparable in quality. The diversification requirements of Rule 2a-7 provide generally that the Fund may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities that are Eligible Securities that have not been rated in the highest category by the required number of rating organizations or, if unrated, have not been deemed comparable in quality, except U.S. Government securities and repurchase agreements of such securities.

                            PURCHASE AND REDEMPTION

The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to VLI and VA contracts. The shares of Total Return, High Yield, Equity, Government Securities, International and Small Cap Portfolios are each purchased and redeemed at the net asset value of each Portfolio's shares determined that same day or, in the case of an order not resulting automatically from VLI and VA contract transactions, next determined after an order in proper form is received. An order is considered to be in proper form if it is communicated by telephone or wire by an authorized employee of the Participating Life Insurance Company.

From time to time, the Fund may temporarily suspend the offering of shares of one or more of its Portfolios. During the period of such suspension, shareholders of such Portfolio are normally permitted to continue to purchase additional shares and to have dividends reinvested.

The Fund seeks to have its Money Market Portfolio as fully invested as possible at all times in order to achieve maximum income. Since the Money Market Portfolio will be investing in instruments which normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the Fund has adopted certain procedures for the convenience of its shareholders and to ensure that the Money Market Portfolio receives investable funds.

No fee is charged the shareholders when they purchase or redeem Portfolio shares.

                              DIVIDENDS AND TAXES

DIVIDENDS FOR MONEY MARKET PORTFOLIO. The Money Market Portfolio's net investment income is declared as a dividend daily. Shareholders will receive dividends monthly in additional shares. If a shareholder withdraws its entire account, all dividends accrued to the time of withdrawal will be paid at that time.

DIVIDENDS FOR ALL PORTFOLIOS EXCEPT MONEY MARKET PORTFOLIO. The Fund normally follows the practice of declaring and distributing substantially all the net investment income and any net short-term and long-term capital gains of these Portfolios at least annually.

TAXES. Under the current Internal Revenue Code ("Code"), Participating Insurance Companies are taxed as life insurance companies and the operations of their separate accounts are taxed as part of their total operations. Under current interpretations of existing federal income tax law, investment income and capital gains of separate accounts are not subject to federal income tax to the extent applied to increase the values of VLI or VA contracts. Tax consequences to VLI or VA contract holders are described in the separate prospectuses issued by the Participating Insurance Companies.

Each Portfolio intends to continue to qualify as a regulated investment company under subchapter M of the Code. As a result, with respect to any fiscal year in which a Portfolio distributes all its net investment income and net realized capital gains, that Portfolio will not be subject to federal income tax. Subchapter M includes other requirements relating to the diversification of investments. Subchapter M's diversification requirements are in addition to diversification requirements under Section 817(h) of the Code and the 1940 Act. Each applicable law's diversification requirement could require the sale of assets of a Portfolio, which could have an adverse impact on the net asset value of such Portfolio.

The preceding is a brief summary of certain of the relevant tax considerations. The Statement of Additional Information includes a more detailed discussion. This discussion is not intended, even as supplemented by the Statement of Additional Information, as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisers.

                   CAPITAL STRUCTURE AND GENERAL INFORMATION

The Fund was organized as a business trust under the laws of Massachusetts on March 24, 1987. The Fund may issue an unlimited number of shares of beneficial interest all having no par value. Since the Fund offers multiple Portfolios, it is known as a "series company." Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio. Shares are fully paid and nonassessable when issued, and have no preemptive or conversion rights. The Fund is not required to hold annual shareholders' meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory contract. If shares of more than one Portfolio are outstanding, shareholders will vote by Portfolio and not in the aggregate except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees. The Board of Trustees may authorize the issuance of additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions.

On November 3, 1989, KILICO Money Market Separate Account, KILICO Total Return Separate Account, KILICO Income Separate Account and KILICO Equity Separate Account (collectively, the Accounts), which were separate accounts organized as open-end management investment companies, were restructured into one continuing separate account (KILICO Variable Annuity Separate Account) in unit investment trust form with subaccounts investing in corresponding Portfolios of the Fund. An additional subaccount also was created to invest in the Fund's Government Securities Portfolio. The restructuring and combining of the Accounts is referred to as the Reorganization. In connection with the Reorganization, approximately $550,000,000 in assets was added to the Fund (which at that time consisted of approximately $6,000,000 in assets). Because the assets added to the Fund as a result of the Reorganization were significantly greater than the existing assets of the Fund, the per share financial highlights of the Money Market, Total Return, High Yield and Equity Portfolios in this Prospectus reflect the Accounts as the continuing entities.

Information about the Portfolios' investment performance is contained in the Fund's 1994 Annual Report to Shareholders, which may be obtained without charge from the Fund.

Shareholder inquiries should be made by writing the Fund at the address shown on the front cover of this Prospectus.

                               INVESTMENT MANAGER

INVESTMENT MANAGER. Kemper Financial Services, Inc. ("KFS"), 120 South LaSalle Street, Chicago, Illinois 60603, is the investment manager of the Fund and provides the Fund with continuous professional investment supervision. KFS is one of the largest investment managers in the country and has been engaged in the management of investment funds for more than forty-five years. KFS and its affiliates provide investment advice and manage investment portfolios for the Kemper Funds, the Kemper insurance companies, Kemper Corporation and other corporate, pension, profit-sharing and individual accounts representing approximately $60 billion under management. KFS acts as investment adviser for 24 open-end and seven closed-end investment companies, with 60 separate investment portfolios representing more than 3 million shareholder accounts. KFS is a wholly-owned subsidiary of Kemper Financial Companies, Inc., which is a financial services holding company that is more than 96% owned by Kemper Corporation, a diversified insurance and financial services holding company.

Kemper Corporation has entered into an agreement in principle with an investor group led by Zurich Insurance Company ("Zurich") pursuant to which Kemper Corporation would be acquired by the investor group in a merger transaction. As part of the transaction, Zurich or an affiliate would purchase KFS.

A definitive agreement is expected in early May, 1995, subject to the completion of the investor group's due diligence. Consummation of the transaction is subject to a number of contingencies, including approval by the board and stockholders of Kemper Corporation and the Zurich board and regulatory approvals. Because the transaction would constitute an assignment of the Fund's investment management agreement with KFS under the Investment Company Act of 1940, and therefore a termination of such agreement, the transaction is subject also to approval of new agreements by Kemper Fund boards and shareholders. If the contingencies are timely met, the transaction is expected to close early in the fourth quarter of 1995.

After consummation of the transaction, it is anticipated that the KFS management team and the Kemper Fund portfolio managers would remain in place and that the Kemper Funds would be operated in the same manner as they are currently.

Responsibility for overall management of the Fund rests with the Board of Trustees and officers of the Fund. Professional investment supervision is provided by KFS. The investment management agreement provides that KFS shall act as the Fund's investment adviser, manage its investments and provide it with various services and facilities. For its services, KFS is paid a management fee at an effective annual rate, payable monthly, of .50%, .55%, .60%, .60%, .55%,
 .75% and .65% of average daily net assets of the Money Market, Total Return, High Yield, Equity, Government Securities, International and Small Capitalization Equity Portfolios, respectively. KFS may from time to time use the services of Kemper Investment Management Company Limited ("KIMCO"), 1 Fleet Place, London EC4M 7RQ, a wholly owned subsidiary of KFS, with respect to foreign securities investments of the Portfolios including analysis, research, execution and trading services.

Frank J. Rachwalski, Jr. is the portfolio manager of the Money Market Portfolio. He has served in this capacity since the Portfolio commenced operations in 1982. Mr. Rachwalski joined KFS in January 1973 and is currently a Senior Vice President of KFS and a Vice President of the Fund. He received a B.B.A. and an M.B.A. from Loyola University, Chicago, Illinois.

Karen A. Hussey has been the portfolio manager of the Small Cap Portfolio since September 1994 when she joined KFS. She is a Vice President of the Fund. Prior to joining KFS, she was a portfolio manager for a national bank. She received a B.S. from Southwest Missouri State, Springfield, Missouri and did graduate work towards an M.B.A. at St. Louis University. Ms. Hussey is a Chartered Financial Analyst.

Dennis H. Ferro has been the portfolio manager for the International Portfolio since March 1994 when he joined KFS. He is an Executive Vice President and the Director of International Equity Investments of KFS and a Vice President of the Fund. Mr. Ferro was President, Managing Director and Chief Investment Officer of an international investment advisory firm prior to joining KFS. He received a B.A. in Political Science from Villanova University, Villanova, Pennsylvania and an MBA in Finance from St. Johns University, Jamaica, New York. Mr. Ferro is a Chartered Financial Analyst.

Michael A. McNamara (since 1990) and Harry E. Resis, Jr. (since 1993) are the co-portfolios managers of the High Yield Portfolio. Mr. McNamara joined KFS in February 1972 and is currently a Senior Vice President of KFS and a Vice President of the Fund. He received a B.S. in Business Administration from the University of Missouri, St. Louis, Missouri, and an M.B.A. in Finance from Loyola University, Chicago, Illinois. Mr. Resis joined KFS in 1988 and is currently a First Vice President of KFS and a Vice President of the Fund. He received a B.A. in Finance from Michigan State University, Lansing, Michigan. Mr. Resis holds a number of NYSE and NASD licenses.

C. Beth Cotner has been the portfolio manager of the Equity Portfolio since 1986. Ms. Cotner joined KFS in January 1985 and is currently an Executive Vice President and the Director of Domestic Equity Portfolio Management of KFS and a Vice President of the Fund. She received a B.A. from Ohio State University, Columbus, Ohio, and an M.B.A. from George Washington University, Washington, D.C.

Paul F. Sloan has been the portfolio manager of the Government Securities Portfolio since April 1995 when he joined KFS. Prior to joining KFS, Mr. Sloan was the Director of Institutional Portfolio Management at an investment management company and prior thereto he was a Vice President and Investment Officer for a regional bank. He received a B.A. in English Literature from the University of Detroit, Detroit, Michigan, and an M.B.A. in Finance and Business Economics from Wayne State University, Detroit, Michigan.

Gary A. Langbaum has been the portfolio manager for the Total Return Portfolio since February 1995. He is assisted by investment personnel who specialize in certain areas. Mr. Langbaum joined KFS in 1988 and is currently an Executive Vice President of KFS. He received a B.A. in Finance from the University of Maryland, College Park, Maryland.

KFS has an Equity Investment Committee that determines overall investment strategy for equity portfolios managed by KFS. The Equity Investment Committee is currently comprised of the following members: Daniel J. Bukowski, Tracy McCormick Chester, C. Beth Cotner, James H. Coxon, Richard A. Goers, Karen A. Hussey, Frank D. Korth, Gary A. Langbaum, James R. Neel, Thomas M. Regner and Stephen B. Timbers. The portfolio managers work together as a team with the Equity Investment Committee and various equity analysts and equity traders to manage the Fund's equity Portfolios. Equity analysts--through research, analysis and evaluation--work to develop investment ideas appropriate for these Portfolios. These ideas are studied and debated by the Equity Investment Committee and, if approved, are added to a list of eligible investments. The portfolio managers use the list of eligible securities to help them structure the Portfolios in a manner consistent with each Portfolio's objective. The KFS international investments area, directed by Dennis H. Ferro, provides research and analysis regarding foreign investments to the portfolio managers. After investment decisions are made, equity traders execute the portfolio manager's instructions through various broker-dealer firms.

KFS also has a Fixed Income Investment Committee that determines overall investment strategy for fixed income portfolios managed by KFS. The Fixed
Income Committee is currently comprised of the following members: J. Patrick Beimford, Jr., Frank E. Collecchia, George Klein, Michael A. McNamara, Christopher J. Mier, Frank J. Rachwalski, Jr., Harry E. Resis, Jr., Robert H. Schumacher, John E. Silvia, Paul F. Sloan and Christopher T. Vincent. The portfolio managers work together as a team with the Fixed Income Committee and various fixed income analysts and traders to manage the Fund's fixed income Portfolios. Analysts provide market, economic and financial research and analysis that is used by the Fixed Income Committee to establish broad parameters for these Portfolios, including duration and cash levels. In addition, credit research by analysts is used by portfolio managers in selecting securities appropriate for the Portfolios' policies. The KFS international investments area provides research and analysis regarding foreign investments to the fixed income portfolio managers, as it does for the equity portfolio managers. After investment decisions are made, fixed income traders execute the portfolio manager's instructions through various broker-dealer firms.

CUSTODIAN. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, as custodian, and the United Missouri Bank, n.a., Tenth and Grand Streets, Kansas City, Missouri 64106 and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodians, have custody of all securities and cash of the Fund maintained in the United States. The Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash held outside the United States. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. IFTC is also the Fund's transfer agent and dividend-paying agent. IFTC receives an annual custodian fee from the Portfolios of $.085 for each $1,000 of average monthly net assets plus certain transaction charges and out-of-pocket expense reimbursements subject to the custody agreement. For its services as custodian and transfer agent for the fiscal year ended December 31, 1994, IFTC received fees of $514,000. Prior to February 1, 1995, IFTC was 50% owned by KFS.

PORTFOLIO TRANSACTIONS. KFS places all orders for purchases and sales of a Portfolio's securities. Subject to seeking best execution of orders, KFS may consider sales of shares of the Fund and other funds managed by KFS or variable life insurance and variable annuity contracts funded by the Fund as a factor in selecting broker-dealers. See "Portfolio Transactions" in the Statement of Additional Information.

Each Portfolio pays its respective fees and expenses of independent auditors, counsel, custodian, the cost of reports and notices to owners of VLI and VA contracts, brokerage commissions or transaction costs, taxes and registration fees.

                                  DISTRIBUTOR

Kemper Distributors, Inc. ("KDI"), an affiliate of KFS, serves as distributor and principal underwriter for the Fund pursuant to an underwriting agreement. KDI bears all its expenses of providing services pursuant to the agreement. KDI provides for the preparation of advertising or sales literature, and bears the cost of printing and mailing prospectuses to persons other than shareholders. KDI bears the cost of qualifying and maintaining the qualification of Fund shares for sale under the securities laws of Massachusetts and the Fund bears the expense of registering its shares with the Securities and Exchange Commission. KDI will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws, a portion of the toll free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan") is in effect that provides that the Fund shall bear some or all of such expenses.

KDI currently offers shares of each Portfolio of the Fund continuously to the separate accounts of Participating Insurance Companies where permitted by applicable law. The underwriting agreement provides that KDI accepts orders for shares at net asset value, as no sales commission or load is charged. KDI has made no firm commitment to acquire shares of the Fund.

NOTE: Although the Fund does not currently have a 12b-1 Plan and shareholder approval would be required in order to adopt one, the underwriting agreement provides that the Fund will also pay those fees and expenses permitted to be paid or assumed by the Fund pursuant to a 12b-1 Plan, if any, adopted by the Fund, notwithstanding any other provision to the contrary in the underwriting agreement, and the Fund or a third party will pay those fees and expenses not specifically allocated to KDI in the underwriting agreement.

APPENDIX--PORTFOLIO COMPOSITION OF HIGH YIELD BONDS

The table below reflects the composition by quality rating of the investment portfolio of the High Yield Portfolio. Percentages for the Portfolio reflect the net asset weighted average of the percentage for each category on the last day of each month in the 12 month period ended December 31, 1994. The table reflects the percentage of net assets represented by fixed income securities rated by Moody's or S&P, by non-rated fixed income securities and by other assets. The percentage shown reflects the higher of the Moody's or S&P rating. U.S. Government securities, whether or not rated, are reflected as Aaa and AAA (highest quality). Cash equivalents include money market instruments, repurchase agreements, net payables and receivables and cash. Other assets include options, financial futures contracts and equity securities. As noted under "Investment Objectives, Policies and Risk Factors," the High Yield Portfolio invests in high yielding, fixed income securities without relying upon published ratings. The allocations in the table are not necessarily representative of the composition of the Portfolio at other times. Portfolio composition will change over time.

    END OF THE MONTH COMPOSITION OF PORTFOLIO BY QUALITY AS A PERCENTAGE OF
                    NET ASSETS (JANUARY 1994--DECEMBER 1994)

                                       HIGH
         MOODY'S/S&P RATING            YIELD                     GENERAL DESCRIPTION
          OR OTHER CATEGORY            PORTFOLIO                   OF BOND QUALITY
-------------------------------------  ----       -------------------------------------------------
Cash Equivalents.....................     6%
Aaa/AAA..............................     2       Highest quality
Aa/AA................................     0       High quality
A/A..................................     0       Upper medium grade
Baa/BBB..............................     0       Medium grade
Ba/BB................................    18       Some speculative elements
B/B..................................    61       Speculative
Caa/CCC..............................     6       More speculative
Ca/CC, C/C...........................     1       Very speculative
D....................................     1       In default
Non-rated, Not in Default............     2
Non-rated, In Default................     0
Other Assets.........................     3
                                       ----
Net Assets...........................   100%

The description of each bond quality category set forth in the table above is intended to be a general guide and not a definitive statement as to how Moody's and S&P define such rating category. A more complete description of the rating categories is set forth under "Appendix--Ratings of Investments" in the Statement of Additional Information. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

[KEMPER LOGO]


KEMPER ADVANTAGE III
A Flexible Payment Fixed and Variable Annuity from
Kemper Investors Life Insurance Company
1 Kemper Drive, Long Grove, IL 60049


Issued by Kemper Investors Life Insurance Company
Securities distributed by Investors Brokerage Services, Inc.


                           [RECYCLED LOGO]
ADV 01 (5/95)         PRINTED ON RECYCLED PAPER        Policy Form Series L-1000

                      SUPPLEMENT DATED SEPTEMBER 15, 1995


                     TO STATEMENT OF ADDITIONAL INFORMATION


                             DATED MAY 1, 1995 FOR


--------------------------------------------------------------------------------


                                PERIODIC PAYMENT



                           VARIABLE ANNUITY CONTRACTS


--------------------------------------------------------------------------------


                              KEMPER ADVANTAGE III



                                   ISSUED BY



                    KEMPER INVESTORS LIFE INSURANCE COMPANY



The Statement of Additional Information is modified effective September 15, 1995 as follows.



     1. The fourth sentence of the first paragraph appearing under Services to the Separate Account on page B-1 of the Statement of Additional Information is revised to read as follows:



           "KILICO maintains records of all purchases and redemptions of shares of each Fund by each of the Subaccounts."



     2. The first paragraph appearing under Performance Information of Subaccounts on page B-1 of the Statement of Additional Information is revised by adding the following to the end thereof:



           "In addition, yield information may be provided in the case of the Janus Short-Term Bond Subaccount."



     3. The first sentence of the fourth paragraph appearing under Performance Information of Subaccounts on page B-1 of the Statement of Additional Information is revised to read as follows:



           "The yield for the KINF High Yield Subaccount, the KINF Government Securities Subaccount, and the Janus Short-Term Bond Subaccount is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission."



     4. The first paragraph appearing under Performance Information of Subaccounts on page B-3 of the Statement of Additional Information is revised by adding the following after the eighth sentence but before the ninth sentence:



           "The Janus Growth, Janus Aggressive Growth, Janus Worldwide Growth, Janus Balanced, Janus Short-Term Bond, Lexington Natural Resources and Lexington Emerging Markets Subaccounts may also be compared to the Standard & Poor's Midcap Index, the Lehman Brothers Government/Corporate 1-3 Year Bond Index, the Lehman Brothers Long Government/Corporate Bond Index, the Russell 2000 Index, and the NASDAQ composite. In addition, the Janus Worldwide Growth Subaccount's performance may also be compared to the Morgan Stanley International World Index.

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1995

--------------------------------------------------------------------------------

                                PERIODIC PAYMENT

                           VARIABLE ANNUITY CONTRACTS

--------------------------------------------------------------------------------

                                   ISSUED BY

                    KEMPER INVESTORS LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                    KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

   HOME OFFICE: 1 KEMPER DRIVE, LONG GROVE, ILLINOIS 60049     (708) 320-4500

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Separate Account dated May 1, 1995. The Prospectus may be obtained from Kemper Investors Life Insurance Company by writing or calling the address or telephone number listed above.

                               ------------------

                               TABLE OF CONTENTS

                                                                                   PAGE
                                                                                   ----
          Services to the Separate Account.......................................  B-1
          Performance Information of Subaccounts.................................  B-1
          State Regulation.......................................................  B-8
          Experts................................................................  B-8
          Financial Statements...................................................  B-8

                        SERVICES TO THE SEPARATE ACCOUNT

Kemper Investors Life Insurance Company ("KILICO") maintains the books and records of the KILICO Variable Annuity Separate Account (the "Separate Account"). KILICO holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of KILICO. KILICO maintains records of all purchases and redemptions of shares of each Portfolio of the Kemper Investors Fund (the "Fund") by each of the Subaccounts. All expenses incurred in the operations of the Separate Account, except the charge for mortality and expense risk and administrative expenses, and records maintenance charge (as described in the Prospectus) are borne by KILICO.

The independent auditors for the Separate Account are KPMG Peat Marwick LLP, Chicago, Illinois. The firm performs an annual audit of the financial statements of the Separate Account and KILICO.

The Contracts are sold by licensed insurance agents, where the Contracts may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The Contracts are distributed through the principal underwriter for the Separate Account, Investors Brokerage Services, Inc. ("IBS"), a wholly owned subsidiary of KILICO, which enters into selling group agreements with affiliated and unaffiliated broker-dealers. Subject to the provisions of the Contracts, units of the Subaccounts under the Contract are offered on a continuous basis.

KILICO pays commissions to the seller which may vary but are not anticipated to exceed in the aggregate an amount equal to six percent (6%) of Purchase Payments. During 1994, 1993 and 1992, KILICO incurred gross commissions payable of approximately $13,085,000, $15,143,000 and $18,600,000 to licensed insurance agents.

                     PERFORMANCE INFORMATION OF SUBACCOUNTS

As described in the prospectus, a Subaccount's historical performance may be shown in the form of "average annual total return" and "total return" calculations in the case of all Subaccounts, except "average annual total return" is not shown for the Money Market Subaccount; "yield" information may be provided in the case of the High Yield Subaccount and the Government Securities Subaccount; and "yield" and "effective yield" information may be provided in the case of the Money Market Subaccount. These various measures of performance are described below.

A Subaccount's average annual total return quotation is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a Subaccount for a specific period is found by first taking a hypothetical $1,000 investment in each of the Subaccount's units on the first day of the period at the maximum offering price, which is the Accumulation Unit value per unit ("initial investment") and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value reflects the effect of the applicable Withdrawal Charge that may be imposed at the end of the period as well as all other recurring charges and fees applicable under the Contract to all Contract Owner accounts. Premium taxes are not included in the term charges. The redeemable value is then divided by the initial investment and this quotient is taken to the Nth root (N represents the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. Average annual total return quotations for various periods are set forth in the table below.

No standard formula has been prescribed for calculating total return performance. Total return performance for a specific period is calculated by first taking an investment (assumed to be $10,000 below) in each Subaccount's units on the first day of the period at the maximum offering price, which is the Accumulation Unit Value per unit ("initial investment") and computing the ending value ("ending value") of that investment at the end of the period. The ending value does not include the effect of the applicable Withdrawal Charge that may be imposed at the end of the period, and thus may be higher than if such charge were deducted. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. An assumed investment of $10,000 was chosen because that approximates the size of a typical account. The account size used affects the performance figure because the Records Maintenance Charge is a fixed per account charge. Total return quotations for various periods are set forth in the table below.

The yield for the High Yield Subaccount and the Government Securities Subaccount is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. The yields for the High Yield Subaccount and Government Securities Subaccount, based upon the one month period ended March 31, 1995 were 9.20% and 4.97%, respectively. The yield quotation is computed by dividing the net investment income per unit earned during the specified one month or 30-day period by the accumulation unit values on the last day of the period, according to the following formula that assumes a semi-annual reinvestment of income:

                                       a - b     6
                        YIELD =  2 [( ------- +1)  -1]
                                         cd

a = net dividends and interest earned during the period by the Fund attributable to the Subaccount

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of Accumulation Units outstanding during the period

d = the Accumulation Unit value per unit on the last day of the period

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to each Subaccount, but does not reflect the deduction of withdrawal charges or premium taxes.

The Money Market Subaccount's yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the current yield quotation is based on a seven-day period and computed as follows: the net change in the Accumulation Unit Value during the period is divided by the Accumulation Unit Value at the beginning of the period ("base period return") and the result is divided by 7 and multiplied by 365 and the current yield figure carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of the Account's portfolio are not included in the calculation. The Money Market Subaccount's yield for the seven-day period ended March 31, 1995 was 4.26% and average portfolio maturity was 27 days.

The Money Market Subaccount's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1) (3)65 L 7 - 1. The Money Market Subaccount's effective yield for the seven day period ended March 31, 1995 was 4.35%.

In computing yield, the Separate Account follows certain standard accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with the accounting practices that the Separate Account uses in the preparation of its annual and semi-annual financial statements.

A Subaccount's performance quotations are based upon historical earnings and are not necessarily representative of future performance. The Subaccount's units are sold at Accumulation Unit value. Performance figures and Accumulation Unit value will fluctuate. Factors affecting a Subaccount's performance include general market conditions, operating expenses and investment management. Units of a Subaccount are redeemable at Accumulation Unit value, which may be more or less than original cost. The performance figures include the deduction of all expenses and fees, including a prorated portion of the Records Maintenance Charge. Redemptions within the first six years after purchase may be subject to a Withdrawal Charge that ranges from 6% the first year to 0% after six years; however, the aggregate Withdrawal Charge will not exceed 7.25% of aggregate Purchase Payments under the Contract. Yield, effective yield and total return do not reflect the effect of the Withdrawal Charge or premium taxes that may be imposed upon the redemption of units. Average annual total return reflects the effect of the applicable Withdrawal Charge (but not premium tax) that may be imposed at the end of the period in question.

The figures below show performance information for periods from March 5, 1982 (inception) for the Money Market Subaccount, Total Return Subaccount and High Yield Subaccount and for periods from December 9, 1983 (inception) for the Equity Subaccount to December 31, 1994. This performance information is stated to reflect that the Separate Account was reorganized on November 3, 1989 as a unit investment trust with Subaccounts investing in corresponding Portfolios of the Fund. In addition, on that date the Government Securities Subaccount was added to the Separate Account to invest in the Fund's Government Securities Portfolio. For the Government Securities Subaccount, performance figures will reflect investment experience as if the Government Securities Subaccount had been available under the Contracts since September 3, 1987, the inception date of the Government Securities Portfolio. Performance of the Subaccounts will vary from time to time, and these results are not necessarily representative of future results. Performance information is also shown for the year ended December 31, 1994. The total return performance of each Subaccount is calculated for a specified period of time by assuming an initial Purchase Payment of $10,000 fully allocated to each Separate Account and the deduction of all expenses and fees, including a prorated portion of the $36 annual Records Maintenance Charge. No withdrawals are assumed. The percentage increases are determined by subtracting the initial Purchase Payment from the ending value and dividing the remainder by the beginning value.

Comparative information for certain Subaccounts with respect to the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Consumer Price Index, the CDA Certificate of Deposit Index, the Lehman Brothers Government and Corporate Bond Index, the Salomon Brothers High Grade Corporate Bond Index and the Merrill Lynch Government/Corporate Master Index is also included. Comparative information may be shown for the International Subaccount with respect to the CDA Mutual Fund International Index and the Morgan Stanley Capital International Europe Australia Far East Index. The Total Return and Equity Subaccounts are compared to, and the International Subaccount may be compared to, the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index because these indices are generally considered representative of the
U. S. stock market in general. The Consumer Price Index is generally considered to be a measure of inflation and thus the performance of the Money Market, Total Return, High Yield, Equity and Government Securities Subaccounts is compared to, and the International Subaccount may be compared to, that index. The High Yield and Government Securities Subaccounts are compared to the Lehman Brothers Government and Corporate Bond Index, the Salomon Brothers High Grade Corporate Bond Index and the Merrill Lynch Government/Corporate Master Index because such indices are generally considered to represent the performance of intermediate and long term bonds during various market cycles. The Money Market Subaccount is also compared to the CDA Certificate of Deposit Index because certificates of deposit represent an alternative current income producing product. The International Subaccount may be compared to the CDA Mutual Fund--International Index because the index is a weighted performance average of other mutual funds that invest primarily in securities of foreign issuers. The International Subaccount also may be compared to the Morgan Stanley Capital International Europe Australia Far East Index because the index is an unmanaged index that is considered to be generally representative of major non-United States stock markets. Please note the differences and similarities between the investments which a Subaccount may purchase and the investments measured by the indexes which are described below. In particular, it should be noted that certificates of deposit may offer fixed or variable yields and principal is guaranteed and may be insured. The units of the Subaccounts are not insured. Also, the value of the Subaccounts will fluctuate.

                                          VALUES OF INITIAL $10,000 INVESTMENT IN
                                            SUBACCOUNTS--AS OF DECEMBER 31, 1994
                                     --------------------------------------------------                 COMPARED TO
                                                                  Non-          Non-      ---------------------------------------
                                     Qualified    Qualified     Qualified    Qualified    Dow Jones   Standard   Consumer
                                      Ending      Percentage     Ending      Percentage   Industrial  & Poor's    Price     EAFE
        TOTAL RETURN TABLE             Value       Increase       Value       Increase    Average(1)   500(2)    Index(3)   (13)
----------------------------------   ---------    ----------    ---------    ----------   ---------   --------   --------   -----
EQUITY SUBACCOUNT
  Life of Subaccount(4)...........    $32,261       222.61%      $32,215       222.15%      351.28%    304.56%     47.95%
  Ten years.......................     28,648       186.48        28,649       186.49       349.67     282.68      42.14
  Five years......................     17,056        70.56        17,056        70.56        63.05      51.60      18.72
  One year........................      9,450        (5.50)        9,450        (5.50)        5.02       1.31       2.67
TOTAL RETURN SUBACCOUNT
  Life of Subaccount(5)...........    $36,253       262.53%      $33,758       237.58%      664.33%    553.57%     58.41%
  Ten years.......................     26,912       169.12        26,912       169.12       349.67     282.68      42.14
  Five years......................     13,893        38.93        13,893        38.93        63.05      51.60      18.72
  One year........................      8,903       (10.97)        8,903       (10.97)        5.02       1.31       2.67
INTERNATIONAL SUBACCOUNT
  Life of Subaccount (14).........    $12,187        21.87%      $12,187        21.87%       31.94%     19.99%      8.56%   26.64%
  One year........................      9,499        (5.01)        9,499        (5.01)        5.02       1.31       2.67     8.06
SMALL CAP SUBACCOUNT
  Life of Subaccount(15)..........    $10,296         2.96%      $10,296         2.96%

                                                                                            COMPARED TO
                   VALUES OF INITIAL $10,000 INVESTMENT IN         --------------------------------------------------------------
                     SUBACCOUNTS--AS OF DECEMBER 31, 1994                                   Salomon
              --------------------------------------------------                             Bros.        Lehman        Merrill
                                           Non-          Non-                              High Grade      Bros.         Lynch
    TOTAL      Qualified    Qualified     Qualified    Qualified    Consumer   CDA Cert.      Corp.      Govt./Corp.   Govt./Corp.
   RETURN       Ending      Percentage     Ending      Percentage    Price     of Deposit      Bond         Bond         Master
   TABLE        Value       Increase       Value       Increase    Index(3)    Index(6)     Index(7)     Index(8)      Index(9)
-----------   ---------    ----------    ---------    ----------   --------   ----------   ----------   -----------   -----------
MONEY
 MARKET
 SUBACCOUNT
  Life of
    Subaccount
     (10)....  $20,157       101.57%      $20,157       101.57%      58.41%     153.99%      404.53%       301.86%       302.39%
  Ten
   years.....   15,924        59.24        15,924        59.24       42.14       90.66       198.97        155.53        157.17
  Five
   years.....   11,785        17.85        11,785        17.85       18.72       29.69        49.43         44.93         45.45
  One
    year.....   10,230         2.30        10,230         2.30        2.67        5.05        (5.74)        (3.51)        (3.27)
HIGH YIELD
 SUBACCOUNT
  Life of
   Subaccount
      (11)...  $41,931       319.31%      $40,843       308.43%      58.41%     153.99%      404.53%       301.86%       302.39%
  Ten
   years.....   26,895        168.95       26,895       168.95       42.14       90.66       198.97        155.53        157.17
  Five
   years.....   16,523         65.23       16,523        65.23       18.72       29.69        49.43         44.93         45.45
  One
    year.....    9,625         (3.75)       9,625        (3.75)       2.67        5.05        (5.74)        (3.51)        (3.27)
GOVERNMENT
  SECURITIES
  SUBACCOUNT
  Life of
    Subaccount
      (12)...  $14,925         49.25%     $14,925        49.25%      30.86%      57.55%      100.07%        84.45%        85.30%
  Five
   years.....   12,941         29.41       12,941        29.41       18.72       29.69        49.43         44.93         45.45
  One
    year.....    9,578         (4.22)       9,578        (4.22)       2.67        5.05        (5.74)        (3.51)        (3.27)

                                                                  Average Annual
                                                                   Total Return                      COMPARED TO
                                                                 (based on $1,000      ----------------------------------------
                                                                    investment)                     Standard
                                                               ---------------------   Dow Jones    & Poor's    Consumer
                    AVERAGE ANNUAL TOTAL                                     Non-      Industrial   500 Stock    Price     EAFE
                        RETURN TABLE                           Qualified   Qualified   Average(1)   Index(2)    Index(3)   (13)
-------------------------------------------------------------  ---------   ---------   ----------   ---------   --------   ----
EQUITY SUBACCOUNT
  Life of Subaccount(4)......................................     10.85%      10.83%      14.56%      13.44%      3.60%
  Ten years..................................................     10.69       10.69       16.22       14.36       3.58
  Five years.................................................      9.89        9.89       10.27        8.68       3.49
  One year...................................................    (12.73)     (12.73)       5.02        1.31       2.67
TOTAL RETURN SUBACCOUNT
  Life of Subaccount(5)......................................      9.97%       9.31%      17.29%      15.86%      3.67%
  Ten years..................................................      9.45        9.45       16.22       14.36       3.58
  Five years.................................................      4.70        4.70       10.27        8.68       3.49
  One year...................................................    (18.45)     (18.45)       5.02        1.31       2.67
INTERNATIONAL SUBACCOUNT
  Life of Subaccount (14)....................................      4.31%       4.31%       9.68%       6.26%      2.77%    8.19%
  One year...................................................    (11.76)     (11.76)       5.02        1.31       2.67     8.06

                                                                                             COMPARED TO
                                          AVERAGE ANNUAL             ------------------------------------------------------------
                                           TOTAL RETURN                                               LEHMAN
                                         (BASED ON $1,000                         SALOMON BROS.        BROS.        MERRILL LYNCH
                                            INVESTMENT)              CONSUMER      HIGH GRADE       GOVT./CORP.      GOVT./CORP.
      AVERAGE ANNUAL TOTAL         -----------------------------      PRICE        CORP. BOND          BOND            MASTER
          RETURN TABLE             QUALIFIED       NON-QUALIFIED     INDEX(3)       INDEX(7)         INDEX(8)         INDEX(9)
---------------------------------  ---------       -------------     --------     -------------     -----------     -------------
HIGH YIELD SUBACCOUNT
  Life of Subaccount(11).........     11.60%            11.36%         3.67           13.53            11.53            11.54
  Ten years......................      9.84              9.84          3.58           11.57             9.84             9.91
  Five years.....................      8.94              8.94          3.49            8.36             7.70             7.78
  One year.......................    (11.04)           (11.04)         2.67           (5.74)           (3.51)           (3.27)
GOVERNMENT SECURITIES SUBACCOUNT
  Life of Subaccount(12).........      5.02%             5.02%         3.74            9.92             8.71             8.77
  Five years.....................      3.91              3.91          3.49            8.36             7.70             7.78
  One year.......................    (11.34)           (11.34)         2.67           (5.74)           (3.51)           (3.27)
SMALL CAP SUBACCOUNT
  Life of Subaccount(15).........     (5.09)            (5.09)

        YIELD INFORMATION           QUALIFIED AND NON-QUALIFIED
   ---------------------------     -----------------------------
HIGH YIELD SUBACCOUNT
  30 day period ended 3/31/95....           9.20%

GOVERNMENT SECURITIES SUBACCOUNT
  30 day period ended 3/31/95....           4.97%

MONEY MARKET SUBACCOUNT
  7 day period ended 3/31/95.....           4.26%

(1) The Dow Jones Industrial Average is an unmanaged unweighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Assumes reinvestment of dividends.

(2) The Standard & Poor's 500 Stock Index is an unmanaged weighted average of 500 stocks, over 95% of which are listed on the New York Stock Exchange. Assumes reinvestment of dividends.

(3) The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups.

(4) From December 9, 1983 to December 31, 1994.

(5) From March 5, 1982 to December 31, 1994.

(6) The CDA Certificate of Deposit Index is provided by CDA Investment Technologies, Inc., Silver Spring, Maryland, and is based upon a statistical sampling of the yield of 30-day certificates of deposit of major commercial banks. Yield is based upon a monthly compounding of interest.

(7) The Salomon Brothers High Grade Corporate Bond Index is on a total return basis with all dividends reinvested and is comprised of high grade long-term industrial and utility bonds rated in the top two rating categories.

(8) The Lehman Brothers Government/Corporate Bond Index is on a total return basis and is comprised of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-Federal corporation, or corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, non-convertible, domestic debt of the three major corporate classifications: industrial, utility, and financial. Only notes and bonds with a minimum outstanding principal amount of $1,000,000 and a minimum of one year are included. Bonds included must have a rating of at least Baa by Moody's Investors Service, BBB by Standard & Poor's Corporation or in the case of bank bonds not rated by either Moody's or Standard & Poor's, BBB by Fitch Investors Service.

(9) The Merrill Lynch Government/Corporate Master Index is based upon the total return with all dividends reinvested of 4,000 corporate and 300 government bonds issued with an intermediate average maturity and an average quality rating of Aa (Moody's Investors Service, Inc.) /AA (Standard & Poor's Corporation).

(10) From March 5, 1982 to December 31, 1994.

(11) From March 5, 1982 to December 31, 1994.

(12) From September 3, 1987 to December 31, 1994.

(13) EAFE is the Morgan Stanley Capital International Europe, Australia, Far East index. This index is an unmanaged index that is considered to be generally representative of major non-United States stock markets.

(14) From January 6, 1992 to December 31, 1994.

(15) From May 2, 1994 to December 31, 1994.

The following tables illustrate an assumed $10,000 investment in shares of certain Subaccounts. The ending value does not include the effect of the applicable Withdrawal Charge that may be imposed at the end of the period, and thus may be higher than if such charge were deducted. Each table covers the period from commencement of operations of the Subaccount to December 31, 1994.
--------------------------------------------------------------------------------

               TOTAL RETURN SUBACCOUNT

                                              NON-
  YEAR                         QUALIFIED    QUALIFIED
  ENDED                          TOTAL        TOTAL
  12/31                          VALUE        VALUE
  -----                        --------     --------
   1982  ....................  $ 12,336     $ 11,769
   1983  ....................    14,313       13,211
   1984  ....................    13,427       12,508
   1985  ....................    17,019       15,853
   1986  ....................    19,328       18,003
   1987  ....................    19,188       17,872
   1988  ....................    21,207       19,752
   1989  ....................    25,945       24,164
   1990  ....................    26,889       25,043
   1991  ....................    36,583       34,069
   1992  ....................    36,703       34,179
   1993  ....................    40,598       37,805
   1994  ....................    36,253       33,758


                HIGH YIELD SUBACCOUNT
                                              NON-
  YEAR                         QUALIFIED    QUALIFIED
  ENDED                          TOTAL        TOTAL
  12/31                          VALUE        VALUE
  -----                        --------     --------
   1982  ....................  $ 12,363     $ 11,920
   1983  ....................    14,000       13,427
   1984  ....................    15,557       15,155
   1985  ....................    18,686       18,203
   1986  ....................    21,710       21,149
   1987  ....................    22,693       22,105
   1988  ....................    25,944       25,273
   1989  ....................    25,278       24,624
   1990  ....................    21,092       20,546
   1991  ....................    31,597       30,778
   1992  ....................    36,712       35,760
   1993  ....................    43,466       42,338
   1994  ....................    41,931       40,843

               INTERNATIONAL SUBACCOUNT

                               QUALIFIED
                               AND NON-
  YEAR                         QUALIFIED
  ENDED                          TOTAL
  12/31                          VALUE
  -----                        --------
   1992  ....................  $  9,803
   1993  ....................    12,836
   1994  ....................    12,187

                 SMALL CAP SUBACCOUNT

                               QUALIFIED
                               AND NON-
  YEAR                         QUALIFIED
  ENDED                          TOTAL
  12/31                          VALUE
  -----                        --------
   1994  ....................  $ 10,296

                  EQUITY SUBACCOUNT
                                              NON-
  YEAR                         QUALIFIED    QUALIFIED
  ENDED                          TOTAL        TOTAL
  12/31                          VALUE        VALUE
  -----                        --------     --------
   1983  ....................  $ 10,290     $ 10,271
   1984  ....................    11,254       11,237
   1985  ....................    13,898       13,877
   1986  ....................    14,986       14,965
   1987  ....................    15,043       15,022
   1988  ....................    14,908       14,887
   1989  ....................    18,871       18,844
   1990  ....................    18,736       18,709
   1991  ....................    29,479       29,437
   1992  ....................    30,123       30,080
   1993  ....................    34,063       34,011
   1994  ....................    32,261       32,215

               MONEY MARKET SUBACCOUNT

                               QUALIFIED
                               AND NON-
  YEAR                         QUALIFIED
  ENDED                          TOTAL
  12/31                          VALUE
  -----                        --------
   1982  ....................  $ 10,747
   1983  ....................    11,575
   1984  ....................    12,630
   1985  ....................    13,479
   1986  ....................    14,185
   1987  ....................    14,922
   1988  ....................    15,827
   1989  ....................    17,045
   1990  ....................    18,195
   1991  ....................    19,003
   1992  ....................    19,385
   1993  ....................    19,661
   1994  ....................    20,157

           GOVERNMENT SECURITIES SUBACCOUNT

                               QUALIFIED
                               AND NON-
  YEAR                         QUALIFIED
  ENDED                          TOTAL
  12/31                          VALUE
  -----                        --------
   1987  ....................  $ 10,030
   1988  ....................    10,232
   1989  ....................    11,437
   1990  ....................    12,396
   1991  ....................    14,084
   1992  ....................    14,708
   1993  ....................    15,559
   1994  ....................    14,925

The following table compares the performance of the Subaccounts over various periods with that of other variable annuity funds within the categories described below according to data reported by Lipper Analytical Services, Inc. ("Lipper"), New York, New York, mutual fund reporting service. Lipper rankings are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges and include the deduction of mortality and expense risk charges and other asset based charges. Future performance cannot be guaranteed. Lipper publishes performance analyses on a regular basis from which the following rankings were derived.

                                                                                   LIPPER VARIABLE ANNUITY
                                                                                    PERFORMANCE ANALYSIS
                                                                            -------------------------------------
                                                                                2/28/94               2/28/89
                                                                                  TO                    TO
            SUBACCOUNT                                                          2/28/95               2/28/95
            ----------                                                       ---------------        --------------
            Total Return (Q)..............................................    113 out of 117         17 out of 52
            Total Return (NQ).............................................    112 out of 117         18 out of 52
            High Yield (Q)................................................     20 out of 60          21 out of 39
            High Yield (NQ)...............................................     21 out of 60          20 out of 39
            Equity (Q)....................................................     43 out of 84           7 out of 36
            Equity (NQ)...................................................     43 out of 84           8 out of 36
            Money Market (Q)..............................................     80 out of 169         59 out of 106
            Money Market (NQ).............................................     80 out of 169         59 out of 106
            Government Securities (Q & NQ)................................      8 out of 12             N/A
            International (Q & NQ)........................................     42 out of 48             N/A

The Total Return Subaccount, High Yield Subaccount, Equity Subaccount, Money Market Subaccount, International Subaccount and Government Securities Subaccount are ranked by Lipper in the Flexible Portfolio, High Current Yield, Capital Appreciation, Money Market, International and U.S. Mortgage and GNMA Government Securities categories, respectively. Variable annuity funds in these categories have a variety of objectives, policies and market and credit risks that should be considered in reviewing the rankings. The performance of the Subaccount may also be compared to other variable annuity funds ranked by Morningstar, Inc. or VARDS Inc.

TAX-DEFERRED ACCUMULATION

                                 TAX-DEFERRED                     NON-QUALIFIED               CONVENTIONAL
                              RETIREMENT ANNUITY                     ANNUITY                  SAVINGS PLAN

                           BEFORE-TAX CONTRIBUTIONS          AFTER-TAX CONTRIBUTIONS
                          AND TAX-DEFERRED EARNINGS.        AND TAX-DEFERRED EARNINGS.
                          --------------------------        --------------------------        AFTER-TAX
                                            TAXABLE                           TAXABLE        CONTRIBUTIONS
                                             LUMP                              LUMP               AND
                              NO             SUM                NO             SUM              TAXABLE
                          WITHDRAWALS      WITHDRAWAL       WITHDRAWALS      WITHDRAWAL         EARNINGS.
                          ---------        ---------        ---------        ---------        -----------
10 Years................  $  33,898        $  22,732        $  23,283        $  20,746        $  22,137
20 Years................    100,018           66,967           68,698           56,258           60,535
30 Years................    228,992          151,140          157,284          119,479          127,136

This chart compares the accumulation of monthly contributions into a Tax-Deferred Retirement Annuity through a payroll reduction program, a Non-qualified Annuity and a Conventional Savings Plan. Before-tax contributions to the Tax-Deferred Retirement Annuity are $200 per month and the entire amount of a taxable lump sum withdrawal will be subject to income tax. After-tax contributions to the Non-qualified Annuity and the Conventional Savings Plan are $138 per month. Only the gain in the Non-qualified Annuity will be subject to income tax in a taxable lump sum withdrawal. The chart assumes a 31% tax bracket and an 8% annual return. Tax rates are subject to change as is the tax-deferred treatment of the Contracts. Tax-deferred retirement accumulations, as well as the income on non-qualified annuities, are taxed as ordinary income upon withdrawal. A 10% tax penalty may apply to early withdrawals. See "Federal Income Taxes" in the prospectus. For the Tax-Deferred Retirement Annuity and the Non-Qualified Annuity the figures include a deduction for all applicable Contract charges. No implication is intended by the use of these assumptions that the return shown is guaranteed in any way or that the return shown represents an average or expected rate of return over the period of the Contracts. [IMPORTANT--THIS IS NOT AN ILLUSTRATION OF YIELD OR RETURN]

Unlike savings plans, contributions to tax-deferred retirement annuities and non-qualified annuities provide tax-deferred treatment on earnings. In addition, contributions to tax-deferred retirement annuities are not subject to current tax in the year of contribution. When monies are received from a tax-deferred retirement annuity or non-qualified annuity (and you have many different options on how you receive your funds), they are subject to income tax. At the time of receipt, if the person receiving the monies is retired, not working or has additional tax exemptions, these monies may be taxed at a lesser rate.

                                STATE REGULATION

KILICO is subject to the laws of Illinois governing insurance companies and to regulation by the Illinois Department of Insurance. An annual statement in a prescribed form is filed with the Illinois Department of Insurance each year. KILICO's books and accounts are subject to review by the Department of Insurance at all times, and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, KILICO is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                                    EXPERTS

The financial statements of KILICO and the Separate Account have been included in the Statement of Additional Information in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. As discussed in the notes to KILICO's consolidated financial statements effective January 1, 1994, KILICO changed its method of accounting for investment securities to adopt the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standards ("SFAS") 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBTS AND EQUITY SECURITIES. Also, as discussed in the notes, effective January 1, 1993, KILICO changed its method of accounting for impairment of loans receivable to adopt the provisions of SFAS 114, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN, and changed its method of accounting for income taxes to adopt the provisions of SFAS 109, ACCOUNTING FOR INCOME TAXES. Further, as discussed in the notes, KILICO adopted the provisions of SFAS 106, EMPLOYERS' ACCOUNTING FOR POSTRETIREMENT BENEFITS OTHER THAN PENSIONS in 1992.

                              FINANCIAL STATEMENTS

This Statement of Additional Information contains financial statements for the Separate Account which reflect assets attributable to the Contracts and also reflect assets attributable to other variable annuity contracts offered by KILICO through the Separate Account.

                          INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS
KEMPER INVESTORS LIFE INSURANCE COMPANY:

We have audited the accompanying combined statement of assets and liabilities and contract owners' equity of the KILICO Variable Annuity Separate Account as of December 31, 1994, and the related combined statement of operations for the year then ended, and the combined statements of changes in contract owners' equity for the years ended December 31, 1994 and 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of the KILICO Variable Annuity Separate Account as of December 31, 1994, and the combined results of its operations for the year then ended, and the combined changes in its contract owners' equity for the years ended December 31, 1994 and 1993, in conformity with generally accepted accounting principles.

                                         KPMG Peat Marwick LLP

Chicago, Illinois
February 13, 1995

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

COMBINED STATEMENT OF ASSETS AND LIABILITIES AND CONTRACT OWNERS' EQUITY

DECEMBER 31, 1994 (IN THOUSANDS)

                                                               MONEY
                                                   MONEY      MARKET       TOTAL       HIGH                  GOVERNMENT
                                                  MARKET       SUB-        RETURN      YIELD       EQUITY    SECURITIES
                                                    SUB-     ACCOUNT        SUB-        SUB-        SUB-        SUB-
                                      COMBINED    ACCOUNT      #2         ACCOUNT    ACCOUNT     ACCOUNT     ACCOUNT
                                      --------    --------   -------      -------    -------     -------     --------
ASSETS
  Investments,
    at current value..........       $1,432,488    78,837      3,676       584,469    217,698     320,586     91,604
  Dividends and other
    receivables...............              301       216          9            23         10          21          4
                                     ----------    ------      -----       -------    -------     -------     ------
     Total assets.............        1,432,789    79,053      3,685       584,492    217,708     320,607     91,608
                                     ----------    ------      -----       -------    -------     -------     ------
LIABILITIES AND CONTRACT
OWNERS' EQUITY
  Liabilities:
    Mortality and expense risk
    and administrative
    charges...................            1,525        99         --           627        220         337         99
    Other.....................              110         4         --            --         --          --         --
                                     ----------    ------      -----       -------    -------     -------     ------
       Total liabilities......            1,635       103         --           627        220         337         99
                                     ----------    ------      -----       -------    -------     -------     ------
  Contract owners' equity.....       $1,431,154    78,950      3,685       583,865    217,488     320,270     91,509
                                     ==========    ======      =====       =======    =======     =======     ======
ANALYSIS OF CONTRACT
OWNERS' EQUITY
 Excess of proceeds
    from units sold over
    payments for units
    redeemed..................       $  971,895    17,494      3,265       394,080    103,120     243,967     79,529
 Accumulated
    net investment
    income (loss).............          378,073    61,456        420       159,772    122,056      19,327     16,110
 Accumulated
    net realized
    gain (loss) on sales of
    investments...............           72,532       --          --        44,173     (4,720)     29,760      1,041
 Unrealized
    appreciation
    (depreciation)
    of investments............            8,654       --          --       (14,160)    (2,968)     27,216     (5,171)
                                     ----------    ------      -----       -------    -------     -------     ------
 Contract owners'
    equity....................       $1,431,154    78,950      3,685       583,865    217,488     320,270     91,509
                                     ==========    ======      =====       =======    =======     =======     ======



                                                       SMALL
                                          INTER-    CAPITALIZATION
                                         NATIONAL      EQUITY
                                           SUB-         SUB-
                                         ACCOUNT      ACCOUNT
                                         -------    -------------
ASSETS
  Investments, at current
    value.....................           122,709        12,909
  Dividends and other
    receivables...............                 6            12
                                         -------        ------
     Total assets.............           122,715        12,921
                                         -------        ------
LIABILITIES AND CONTRACT
OWNERS' EQUITY
  Liabilities:
    Mortality and expense
      risk and administrative
      charges.................               131            12
  Other.......................                --           106
                                         -------        ------
     Total liabilities........               131           118
                                         -------        ------
  Contract owners' equity.....           122,584        12,803
                                         =======        ======
ANALYSIS OF CONTRACT
OWNERS' EQUITY
 Excess of proceeds
    from units sold over
    payments for units
    redeemed..................           117,687        12,753
 Accumulated net investment
    income (loss).............              (907)         (161)
 Accumulated
    net realized gain (loss)
    on sales of investments...             2,355           (77)
 Unrealized appreciation
   (depreciation) of
    investments...............             3,449           288
                                         -------        ------
 Contract owners' equity......           122,584        12,803
                                         =======        ======



See accompanying notes to combined financial statements.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1994 (IN THOUSANDS)



                                                        MONEY         MONEY         TOTAL
                                                        MARKET        MARKET        RETURN       HIGH YIELD
                                           COMBINED   SUBACCOUNT  SUBACCOUNT #2   SUBACCOUNT     SUBACCOUNT
                                           ---------  ----------  --------------  ----------     ----------
Dividends and
  capital gains
  distributions................           $ 105,315     3,840           153          58,451         19,146

Expenses:

  Mortality and expense
    risk and administrative
    charges....................              20,153     1,266             1           8,636          2,988
                                          ---------     -----           ---        --------       --------

Net investment income (loss)...              85,162     2,574           152          49,815         16,158
                                          ---------     -----           ---        --------       --------

Net realized and unrealized gain
  (loss) on investments:

  Net realized gain (loss) on
    sales of investments.......              11,105        --            --             878          3,164

  Change in unrealized
    appreciation (depreciation)
    of investments.............            (199,366)       --            --        (121,752)       (27,264)
                                          ---------     -----           ---        --------       --------

Net realized and unrealized gain
  (loss) on investments........            (188,261)       --            --        (120,874)       (24,100)
                                          ---------     -----           ---        --------       --------

Net increase (decrease) in
  contract owners' equity
  resulting from
  operations...................           $(103,099)    2,574           152         (71,059)        (7,942)
                                          =========     =====           ===        ========       ========

(a) For the period from May 2, 1994 (commencement of operations) to December 31, 1994.

See accompanying notes to combined financial statements.

                                                                                 SMALL
                                                  GOVERNMENT                 CAPITALIZATION
                                        EQUITY    SECURITIES  INTERNATIONAL      EQUITY
                                      SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT(a)
                                      ----------  ----------  -------------  --------------
Dividends and
  capital gains
  distributions................         14,860       7,695        1,170            --

Expenses:

  Mortality and expense
    risk and administrative
    charges....................          4,137       1,379        1,585           161
                                       -------     -------       ------         -----

Net investment income (loss)...         10,723       6,316         (415)         (161)
                                       -------     -------       ------         -----

Net realized and unrealized gain
  (loss) on investments:

  Net realized gain (loss) on
    sales of investments.......          5,853        (726)       2,013           (77)

  Change in unrealized
    appreciation (depreciation)
    of investments.............        (32,435)    (10,070)      (8,133)          288
                                       -------     -------       ------         -----

Net realized and unrealized gain
  (loss) on investments........        (26,582)    (10,796)      (6,120)          211
                                       -------     -------       ------         -----

Net increase (decrease) in
  contract owners' equity
  resulting from
  operations...................        (15,859)     (4,480)      (6,535)           50
                                       =======     =======       ======         =====

(a) For the period from May 2, 1994 (commencement of operations) to December 31, 1994.

See accompanying notes to combined financial statements.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

COMBINED STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993
(IN THOUSANDS)

                                                                                 MONEY MARKET                   MONEY MARKET
                                                 COMBINED                         SUBACCOUNT                    SUBACCOUNT #2
                                       ----------------------------         -----------------------         ---------------------
                                          1994              1993             1994            1993            1994           1993
                                       ----------         ---------         -------         -------         ------         ------
Operations:
  Net investment income (loss).......  $   85,162            49,841           2,574             997            152            127
  Net realized gain (loss) on sales
    of investments...................      11,105            19,074              --              --             --             --
  Change in unrealized appreciation
    (depreciation) of investments....    (199,366)           72,722              --              --             --             --
                                       ----------         ---------         -------         -------         ------         ------
    Net increase (decrease) in
      contract owners' equity
      resulting from operations......    (103,099)          141,637           2,574             997            152            127
                                       ----------         ---------         -------         -------         ------         ------
Account unit transactions:
  Proceeds from units sold...........     254,411           266,721          19,971          12,800          6,673          4,794
  Net transfers (to) from affiliate
    and subaccounts..................       3,471            48,524          16,310          (2,660)        (6,297)        (8,394)
  Payments for units redeemed........    (152,336)         (104,210)        (24,064)        (13,103)           (68)           (84)
                                       ----------         ---------         -------         -------         ------         ------
    Net increase (decrease) in
      contract owners' equity from
      account unit transactions......     105,546           211,035          12,217          (2,963)           308         (3,684)
                                       ----------         ---------         -------         -------         ------         ------
Total increase (decrease) in contract
  owners' equity.....................       2,447           352,672          14,791          (1,966)           460         (3,557)
Contract owners' equity:
  Beginning of period................   1,428,707         1,076,035          64,159          66,125          3,225          6,782
                                       ----------         ---------         -------         -------         ------         ------
  End of period......................  $1,431,154         1,428,707          78,950          64,159          3,685          3,225
                                       ==========         =========         =======         =======         ======         ======

(a) For the period from May 2, 1994 (commencement of operations) to December 31, 1994.

See accompanying notes to combined financial statements.


                                                                                                                        SMALL
                                                                          GOVERNMENT                                CAPITALIZATION
    TOTAL RETURN            HIGH YIELD               EQUITY               SECURITIES           INTERNATIONAL            EQUITY
     SUBACCOUNT             SUBACCOUNT             SUBACCOUNT             SUBACCOUNT             SUBACCOUNT           SUBACCOUNT
--------------------    -------------------    -------------------    -------------------    ------------------     ---------------
  1994        1993       1994        1993       1994        1993       1994        1993       1994        1993      1994(a)    1993
--------     -------    -------     -------    -------     -------    -------     -------    -------     ------     -------   ------

  49,815      28,972     16,158      11,854     10,723       2,502      6,316       5,694       (415)      (305)      (161)       --

     878       6,051      3,164       2,654      5,853       9,420       (726)        632      2,013        317        (77)       --

(121,752)     23,970    (27,264)     19,150    (32,435)     18,912    (10,070)     (1,182)    (8,133)    11,872        288        --
--------     -------    -------     -------    -------     -------    -------     -------    -------     ------     -------   ------


 (71,059)     58,993     (7,942)     33,658    (15,859)     30,834     (4,480)      5,144     (6,535)    11,884         50        --
--------     -------    -------     -------    -------     -------    -------     -------    -------     ------     -------   ------

  89,169     104,977     34,261      39,600     52,913      56,537     15,214      32,889     32,734     15,124      3,476        --

 (16,297)     (5,727)   (15,720)     15,978     25,150       9,542    (24,188)     (4,289)    15,006     44,074      9,507        --
 (58,032)    (43,640)   (24,877)    (18,723)   (24,735)    (16,241    (12,918)    (10,666)    (7,412)    (1,753)      (230)       --
--------     -------    -------     -------    -------     -------    -------     -------    -------     ------     -------   ------


  14,840      55,610     (6,336)     36,855     53,328      49,838    (21,892)     17,934     40,328     57,445     12,753        --
--------     -------    -------     -------    -------     -------    -------     -------    -------     ------     -------   ------

 (56,219)    114,603    (14,278)     70,513     37,469      80,672    (26,372)     23,078     33,793     69,329     12,803        --

 640,084     525,481    231,766     161,253    282,801     202,129    117,881      94,803     88,791     19,462         --        --
--------     -------    -------     -------    -------     -------    -------     -------    -------     ------     -------   ------
 583,865     640,084    217,488     231,766    320,270     282,801     91,509     117,881    122,584     88,791     12,803        --
========     =======    =======     =======    =======     =======    =======     =======    =======     ======     ========  ======

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO COMBINED FINANCIAL STATEMENTS

(1) GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION.

KILICO Variable Annuity Separate Account (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Kemper Investors Life Insurance Company ("KILICO"). The Separate Account is used to fund contracts or certificates (collectively referred to as "contracts") for ADVANTAGE III periodic and flexible payment variable annuity contracts and PASSPORT individual and group variable and market value adjusted deferred annuity contracts. The Separate Account is divided into eight Subaccounts and each Subaccount invests exclusively in a corresponding Portfolio of the Kemper Investors Fund (the "Fund"), an open-end diversified management investment company.

SECURITY VALUATION.

The investments are stated at current value which is based on the closing bid price, net asset value, at December 31, 1994.

SECURITY TRANSACTIONS AND INVESTMENT INCOME.

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividends and capital gains distributions are recorded as income on the ex-dividend date. Realized gains and losses from security transactions are reported on an identified cost basis.

ACCUMULATION UNIT VALUATION.

On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (Chicago time) or the close of the Exchange by dividing the total value of each Subaccount's investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective Subaccount.

FEDERAL INCOME TAXES.

The operations of the Separate Account are included in the Federal income tax return of KILICO. Under existing Federal income tax law, investment income and realized capital gains and losses of the Separate Account increase liabilities under the contract and are, therefore, not taxed. Thus the Separate Account may realize net investment income and capital gains and losses without Federal income tax consequences.

(2) SUMMARY OF INVESTMENTS

Investments, at cost, at December 31, 1994, are as follows (in thousands):

                                                                                                   Shares
                                                                                                   Owned            Cost
                                                                                                  --------       ----------
  INVESTMENTS
  Kemper Investors Fund Money Market Portfolio (Money Market and
    Money Market #2 Subaccounts)................................................................    82,513       $   82,513
  Kemper Investors Fund Total Return Portfolio..................................................   276,685          598,629
  Kemper Investors Fund High Yield Portfolio....................................................   183,754          220,666
  Kemper Investors Fund Equity Portfolio........................................................   120,300          293,370
  Kemper Investors Fund Government Securities Portfolio.........................................    80,232           96,775
  Kemper Investors Fund International Portfolio.................................................    98,620          119,260
  Kemper Investors Fund Small Capitalization Equity Portfolio...................................    12,420           12,621
                                                                                                                 ----------
        TOTAL INVESTMENTS.......................................................................                 $1,423,834
                                                                                                                 ==========

The underlying investments and significant industry concentrations of the Fund's portfolios are summarized below.

MONEY MARKET PORTFOLIO: This Portfolio invests primarily in short-term obligations of major banks and corporations. The Money Market Subaccount represents the ADVANTAGE III Money Market Subaccount and the PASSPORT Money Market Subaccount #1. Money Market Subaccount #2 represents funds allocated by the owner of a contract to the dollar cost averaging program. Under the dollar cost averaging program, an owner may predesignate a portion of the Subaccount value to be automatically transferred on a monthly basis to one or more of the other Subaccounts. This option is only available to PASSPORT individual and group variable and market value adjusted deferred annuity contracts. At December 31, 1994, no industry exceeded 20% of the Portfolio's assets.

TOTAL RETURN PORTFOLIO: This Portfolio's investments will normally consist of fixed-income and equity securities. Fixed-income securities will include bonds and other debt securities and preferred stocks. Equity investments normally will consist of common stocks and securities convertible into or exchangeable for common stocks, however, the Portfolio may also make private placement investments (which are normally restricted securities). At December 31, 1994, no industry exceeded 20% of the Portfolio's assets.

HIGH YIELD PORTFOLIO: This Portfolio invests in fixed-income securities, a substantial portion of which are high yielding fixed-income securities. These securities ordinarily will be in the lower rating categories of recognized rating agencies or will be non-rated, and generally will involve more risk than securities in the higher rating categories. At December 31, 1994, 21.3% of the Portfolio's assets were invested in the manufacturing, metals and mining industry. No other industry exceeded 20% of the Portfolio's assets.

EQUITY PORTFOLIO: This Portfolio's investments normally will consist of common stocks and securities convertible into or exchangeable for common stocks, however, it may also make private placement investments (which are normally restricted securities). At December 31, 1994, no industry exceeded 20% of the Portfolio's assets.

GOVERNMENT SECURITIES PORTFOLIO: This Portfolio invests primarily in U.S. Government securities. The Portfolio will also invest in fixed-income securities other than U.S. Government securities and will engage in options and financial futures transactions. At December 31, 1994, the Portfolio had 89.6% of its assets invested in U.S. Government obligations.

INTERNATIONAL PORTFOLIO: This Portfolio's investments will normally consist of equity securities of non-United States issuers, however, it may also invest in convertible and debt securities of non-United States issuers and foreign currencies. At December 31, 1994, 32% of the Portfolio's assets were invested in Japan. No other industry or country exceeded 20% of the Portfolio's assets.

SMALL CAPITALIZATION EQUITY PORTFOLIO: This Portfolio's investments will consist primarily of common stocks and securities convertible into or exchangeable for common stocks and to a limited degree in preferred stocks and debt securities. At least 65% of the Portfolio's total assets will be invested in equity securities of companies having a market capitalization of $1 billion or less at the time of initial investment. At December 31, 1994 no industry exceeded 20% of the Portfolio's assets.

(3) TRANSACTIONS WITH AFFILIATES

KILICO assumes mortality risks associated with the annuity contracts and incurs all expenses involved in administering the contracts. In return, KILICO assesses that portion of each Subaccount representing assets under the ADVANTAGE III flexible payment contracts with a daily charge for mortality and expense risk and administrative costs which amounts to an aggregate of one percent (1.00%) per annum. KILICO also assesses that portion of each Subaccount representing assets under the ADVANTAGE III periodic payment contracts with a daily asset charge for mortality and expense risk and administrative costs which amounts to an aggregate of one and three-tenths percent (1.30%) per annum. KILICO assesses that portion of each Subaccount representing assets under PASSPORT individual and group variable and market value adjusted deferred annuity contracts with a daily asset charge for mortality and expense risk and administrative costs which amounts to an aggregate of one and one-quarter percent (1.25%) per annum. The PASSPORT DCA Money Market Subaccount #2, available for participation in the dollar cost averaging program, has no daily asset charge deduction.

KILICO also assesses against each ADVANTAGE III contract participating in one or more of the Subaccounts at any time during the year a records maintenance charge. For contracts purchased prior to June 1, 1993, the charge is $25 and is assessed on December 31st of each calendar year. For contracts purchased June 1, 1993 and subsequent, the charge is $36 and is assessed ratably every quarter of each calendar year, except in those states which have yet to approve these contract changes. The charge is assessed whether or not any purchase payments have been made during the year. KILICO also assesses against each PASSPORT contract participating in one or more of the Subaccounts a records maintenance charge of $30 at the end of each contract year.

For contracts issued prior to May 1, 1994, KILICO has undertaken to reimburse each of the ADVANTAGE III Money Market, Total Return, High Yield, and Equity Subaccounts whose direct and indirect operating expenses exceed eighty hundredths of one percent (.80%) of average daily net assets. In determining reimbursement of direct and indirect operating expenses, for each Subaccount, charges for mortality and expense risks and administrative expenses, and records maintenance charges are excluded and, for each Portfolio, charges for taxes, extraordinary expenses, and brokerage and transaction costs are excluded. During the year ended December 31, 1994, no such payment was made.

Proceeds payable on the redemption of units are reduced by the amount of any applicable contingent deferred sales charge due to KILICO. During the year ended December 31, 1994, KILICO received contingent deferred sales charges of $1,568,200.

Kemper Financial Services, Inc., an affiliated company, is the investment manager and principal underwriter of the Portfolios of the Fund which serve as the underlying investments of the Separate Accounts.

(4) NET TRANSFERS (TO) FROM AFFILIATED DIVISIONS AND SUBACCOUNTS

Net transfers (to) from affiliated divisions or accounts include transfers of all or part of the contract owner's interest to or from another Subaccount or to the general account of KILICO.

(5) CONTRACT OWNERS' EQUITY

The contract owners' equity is affected by the investment results of each Portfolio and contract charges. The accompanying financial statements include only contract owners' payments pertaining to the variable portions of their contracts and exclude any payments for the market value adjusted or fixed portions, the latter being included in the general account of KILICO. Contract owners may elect to annuitize the contract under one of several annuity options, as specified in the prospectus.

Contract owners' equity at December 31, 1994, is as follows (in thousands, except unit value; differences are due to rounding):

                                                                                   NUMBER                          CONTRACT
                                                                                     OF             UNIT           OWNERS'
                                                                                   UNITS           VALUE            EQUITY
                                                                                  --------         ------         ----------
ADVANTAGE III SUBACCOUNT
MONEY MARKET
  Flexible Payment, Qualified...................................................       733         $2.111         $    1,547
  Flexible Payment, Nonqualified................................................     6,914          2.111             14,596
  Periodic Payment, Qualified...................................................    15,997          2.033             32,519
  Periodic Payment, Nonqualified................................................     7,343          2.033             14,926
                                                                                                                  ----------
    Total.......................................................................                                      63,588
                                                                                                                  ----------
TOTAL RETURN
  Flexible Payment, Qualified...................................................     1,299          3.796              4,932
  Flexible Payment, Nonqualified................................................     6,613          3.515             23,244
  Periodic Payment, Qualified...................................................   110,428          3.656            403,681
  Periodic Payment, Nonqualified................................................    24,773          3.406             84,376
                                                                                                                  ----------
    Total.......................................................................                                     516,233
                                                                                                                  ----------
HIGH YIELD
  Flexible Payment, Qualified...................................................       532          4.372              2,324
  Flexible Payment, Nonqualified................................................     3,621          4.186             15,157
  Periodic Payment, Qualified...................................................    26,546          4.210            111,758
  Periodic Payment, Nonqualified................................................    12,416          4.101             50,918
                                                                                                                  ----------
    Total.......................................................................                                     180,157
                                                                                                                  ----------
EQUITY
  Flexible Payment, Qualified...................................................       238          3.345                795
  Flexible Payment, Nonqualified................................................     1,370          3.334              4,568
  Periodic Payment, Qualified...................................................    58,845          3.238            190,522
  Periodic Payment, Nonqualified................................................    19,776          3.233             63,935
                                                                                                                  ----------
    Total.......................................................................                                     259,820
                                                                                                                  ----------
GOVERNMENT SECURITIES
  Flexible Payment, Qualified...................................................       237          1.337                317
  Flexible Payment, Nonqualified................................................     1,465          1.337              1,958
  Periodic Payment, Qualified...................................................    24,332          1.317             32,039
  Periodic Payment, Nonqualified................................................    23,487          1.317             30,926
                                                                                                                  ----------
    Total.......................................................................                                      65,240
                                                                                                                  ----------
INTERNATIONAL
  Flexible Payment, Qualified...................................................       625          1.234                771
  Flexible Payment, Nonqualified................................................     2,450          1.234              3,024
  Periodic Payment, Qualified...................................................    61,490          1.223             75,223
  Periodic Payment, Nonqualified................................................    14,546          1.223             17,795
                                                                                                                  ----------
    Total.......................................................................                                      96,813
                                                                                                                  ----------
SMALL CAPITALIZATION EQUITY
  Flexible Payment, Qualified...................................................        14          1.033                 14
  Flexible Payment, Nonqualified................................................       227          1.033                234
  Periodic Payment, Qualified...................................................     8,304          1.031              8,558
  Periodic Payment, Nonqualified................................................     1,242          1.031              1,280
                                                                                                                  ----------
    Total.......................................................................                                      10,086
                                                                                                                  ----------
TOTAL ADVANTAGE III CONTRACT OWNERS' EQUITY..............................................................         $1,191,937
                                                                                                                  ----------

                                                                                   NUMBER                          CONTRACT
                                                                                     OF             UNIT           OWNERS'
                                                                                   UNITS           VALUE            EQUITY
                                                                                  --------         ------         ----------
PASSPORT SUBACCOUNT

MONEY MARKET #1
  Qualified....................................................................      4,014         $1.065         $    4,275
  Nonqualified.................................................................     10,409          1.065             11,087
                                                                                                                  ----------
    Total......................................................................                                       15,362
                                                                                                                  ----------
MONEY MARKET #2
  Qualified....................................................................        858          1.105                949
  Nonqualified.................................................................      2,475          1.105              2,736
                                                                                                                  ----------
    Total......................................................................                                        3,685
                                                                                                                  ----------
TOTAL RETURN
  Qualified....................................................................     17,755          0.991             17,606
  Nonqualified.................................................................     50,452          0.991             50,026
                                                                                                                  ----------
    Total......................................................................                                       67,632
                                                                                                                  ----------
HIGH YIELD
  Qualified....................................................................      7,119          1.308              9,311
  Nonqualified.................................................................     21,426          1.308             28,020
                                                                                                                  ----------
    Total......................................................................                                       37,331
                                                                                                                  ----------
EQUITY
  Qualified....................................................................     16,003          1.093             17,491
  Nonqualified.................................................................     39,305          1.093             42,959
                                                                                                                  ----------
    Total......................................................................                                       60,450
                                                                                                                  ----------
GOVERNMENT SECURITIES
  Qualified....................................................................      5,654          1.061              5,999
  Nonqualified.................................................................     19,106          1.061             20,270
                                                                                                                  ----------
    Total......................................................................                                       26,269
                                                                                                                  ----------
INTERNATIONAL
  Qualified....................................................................      5,886          1.225              7,211
  Nonqualified.................................................................     15,149          1.225             18,560
                                                                                                                  ----------
    Total......................................................................                                       25,771
                                                                                                                  ----------
SMALL CAPITALIZATION EQUITY
  Qualified....................................................................        881          1.031                907
  Nonqualified.................................................................      1,756          1.031              1,810
                                                                                                                  ----------
    Total......................................................................                                        2,717
                                                                                                                  ----------
TOTAL PASSPORT CONTRACT OWNERS' EQUITY...................................................................            239,217
                                                                                                                  ----------
TOTAL CONTRACT OWNERS' EQUITY............................................................................         $1,431,154
                                                                                                                  ==========

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
Kemper Investors Life Insurance Company:

We have audited the consolidated balance sheet of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 1994. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company and subsidiaries at December 31, 1994 and 1993, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1994, in conformity with generally accepted accounting principles.

As discussed in the notes to the consolidated financial statements, effective January 1, 1994, the Company changed its method of accounting for investment securities to adopt the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standards ("SFAS") 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES. Also, as discussed in the notes, effective January 1, 1993, the Company changed its method of accounting for impairment of loans receivable to adopt the provisions of SFAS 114, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN, and changed its method of accounting for income taxes to adopt the provisions of SFAS 109, ACCOUNTING FOR INCOME TAXES. Further, as discussed in the notes, the Company adopted the provisions of SFAS 106, EMPLOYERS' ACCOUNTING FOR POSTRETIREMENT BENEFITS OTHER THAN PENSIONS in 1992.

                                            KPMG PEAT MARWICK LLP
Chicago, Illinois
March 3, 1995

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET
                       (in thousands, except share data)

                                                                              DECEMBER 31
                                                                      ---------------------------
                                                                         1994             1993
                                                                      ----------       ----------
ASSETS
Fixed maturities, available for sale, at market (cost: 1994,
  $3,707,356; 1993, $3,333,202).....................................  $3,463,732       $3,441,224
Equity securities, at market (cost: 1994, $14,947; 1993, $35,170)...      14,767           67,700
Short-term investments..............................................     204,164          402,463
Joint venture mortgage loans........................................     351,359          730,753
Third-party mortgage loans..........................................     318,682          132,162
Other real estate-related investments...............................     237,242          291,489
Policy loans........................................................     277,743          264,112
Other invested assets...............................................      25,760           43,267
                                                                      ----------       ----------
          Total investments.........................................   4,893,449        5,373,170
Cash................................................................      23,189            7,487
Accrued investment income...........................................     125,543          132,834
Deferred insurance acquisition costs................................     310,465          288,097
Fixed assets, at cost less accumulated depreciation.................       3,735            6,413
Receivable for securities sold......................................          --           26,631
Reinsurance recoverable.............................................     642,801          745,554
Other assets and receivables........................................      29,914           34,058
Assets held in separate accounts....................................   1,507,984        1,499,471
                                                                      ----------       ----------
          Total assets..............................................  $7,537,080       $8,113,715
                                                                      ==========       ==========
LIABILITIES
Future policy benefits..............................................  $4,843,690       $5,040,002
Ceded future policy benefits........................................     642,801          745,554
Payable for securities purchased....................................         574           43,758
Other accounts payable and liabilities..............................      66,687           66,298
Deferred income taxes...............................................      41,364           64,045
Liabilities related to separate accounts............................   1,507,984        1,499,471
                                                                      ----------       ----------
          Total liabilities.........................................   7,103,100        7,459,128
                                                                      ----------       ----------
Commitments and contingent liabilities
STOCKHOLDER'S EQUITY
Capital stock--$10 par value,
  authorized 300,000 shares; outstanding 250,000 shares.............       2,500            2,500
Additional paid-in capital..........................................     491,994          409,423
Unrealized gain (loss) on investments...............................    (236,443)          93,096
Retained earnings...................................................     175,929          149,568
                                                                      ----------       ----------
          Total stockholder's equity................................     433,980          654,587
                                                                      ----------       ----------
          Total liabilities and stockholder's equity................  $7,537,080       $8,113,715
                                                                      ==========       ==========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS
                                 (in thousands)

                                                                     YEAR ENDED DECEMBER 31
                                                             ---------------------------------------
                                                               1994           1993           1992
                                                             ---------      ---------      ---------
REVENUE
Net investment income......................................   $353,084       $339,274       $404,758
Realized investment losses.................................    (54,557)       (27,584)       (83,502)
Fees and other income......................................     31,950         25,687         32,360
                                                              --------       --------       --------
          Total revenue....................................    330,477        337,377        353,616
                                                              --------       --------       --------
BENEFITS AND EXPENSES
Benefits and interest credited to policyholders............    248,494        275,689        348,555
Commissions, taxes, licenses and fees......................     26,910         33,875         49,309
Operating expenses.........................................     25,324         24,383         38,617
Deferral of insurance acquisition costs....................    (31,852)       (31,781)       (46,649)
Amortization of insurance acquisition costs................     20,809         12,376         29,119
                                                              --------       --------       --------
          Total benefits and expenses......................    289,685        314,542        418,951
                                                              --------       --------       --------
Income (loss) before income tax expense (benefit) and
  cumulative effect of changes in accounting principles....     40,792         22,835        (65,335)
Income tax expense (benefit)...............................     14,431         11,142        (13,730)
                                                              --------       --------       --------
          Income (loss) before cumulative effect of changes
            in accounting principles.......................     26,361         11,693        (51,605)
Cumulative effect of changes in accounting principles, net
  of tax...................................................         --          2,350           (281)
                                                              --------       --------       --------
          Net income (loss)................................   $ 26,361       $ 14,043       $(51,886)
                                                              ========       ========       ========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                                 (in thousands)

                                                             1994            1993            1992
                                                           ---------       ---------       ---------
CAPITAL STOCK, beginning and end of year.................   $  2,500        $  2,500        $  2,500
                                                            --------        --------        --------
ADDITIONAL PAID-IN CAPITAL, beginning of year............    409,423         310,237         280,237
Capital contributions from Parent........................     82,500          90,000          30,000
Transfer of limited partnership interest to Parent.......         71           9,186              --
                                                            --------        --------        --------
          End of year....................................    491,994         409,423         310,237
                                                            --------        --------        --------
UNREALIZED GAIN (LOSS) ON INVESTMENTS, beginning of
  year...................................................     93,096          39,872            (830)
Unrealized gain (loss) on revaluation of investments,
  net....................................................   (329,539)         53,224          40,702
                                                            --------        --------        --------
          End of year....................................   (236,443)         93,096          39,872
                                                            --------        --------        --------
RETAINED EARNINGS, beginning of year.....................    149,568         136,055         187,941
Net income (loss)........................................     26,361          14,043         (51,886)
Dividend of limited partnership interest to Parent.......         --            (530)             --
                                                            --------        --------        --------
          End of year....................................    175,929         149,568         136,055
                                                            --------        --------        --------
          Total stockholder's equity.....................   $433,980        $654,587        $488,664
                                                            ========        ========        ========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                 (in thousands)

                                                                 YEAR ENDED DECEMBER 31
                                                      ---------------------------------------------
                                                         1994             1993             1992
                                                      -----------      -----------      -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss).................................  $    26,361      $    14,043      $   (51,886)
  Reconcilement of net income (loss) to net cash
     provided:
     Realized investment losses.....................       54,557           27,584           83,502
     Interest credited and other charges............      242,591          269,766          343,788
     Deferred insurance acquisition costs...........      (11,043)         (19,405)         (17,529)
     Amortization of discount and premium on
       investments..................................       (1,383)            (203)          (4,699)
     Deferred income taxes..........................       20,809           14,596           16,599
     Other, net.....................................      (13,352)          30,148          (33,740)
                                                      -----------      -----------      -----------
          Net cash provided from operating
            activities..............................      318,540          336,529          336,035
                                                      -----------      -----------      -----------
CASH FLOWS FROM INVESTING ACTIVITIES
  Cash from investments sold or matured:
     Fixed maturities held to maturity..............      144,717          187,949           96,588
     Fixed maturities sold prior to maturity........      910,913        1,652,119        2,939,784
     Mortgage loans, policy loans and other invested
       assets.......................................      536,668          881,505          557,237
  Cost of investments purchased or loans originated:
     Fixed maturities...............................   (1,447,393)      (2,322,085)      (3,456,016)
     Mortgage loans, policy loans and other invested
       assets.......................................     (281,059)        (443,445)        (326,899)
  Short-term investments, net.......................      198,299         (214,999)         474,280
  Net change in receivable and payable for
     securities transactions........................      (16,553)          39,078          (70,088)
  Net reductions in fixed assets....................        2,678            8,062            2,667
                                                      -----------      -----------      -----------
          Net cash provided by (used in) investing
            activities..............................       48,270         (211,816)         217,553
                                                      -----------      -----------      -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.......................................      215,034          246,219          440,576
     Withdrawals....................................     (652,513)        (516,340)        (498,287)
  Capital contributions from Parent.................       82,500           90,000           30,000
  Reinsured life reserves...........................           --               --         (515,684)
  Other.............................................        3,871           16,776            7,934
                                                      -----------      -----------      -----------
          Net cash used in financing activities.....     (351,108)        (163,345)        (535,461)
                                                      -----------      -----------      -----------
               Net increase (decrease) in cash......       15,702          (38,632)          18,127
CASH, beginning of period...........................        7,487           46,119           27,992
                                                      -----------      -----------      -----------
CASH, end of period.................................  $    23,189      $     7,487      $    46,119
                                                      ===========      ===========      ===========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

Kemper Investors Life Insurance Company and subsidiaries (the "Company") issues fixed and variable annuity products and interest-sensitive life insurance products marketed primarily through a network of financial institutions, nonaffiliated and affiliated securities brokerage firms, insurance agents and financial planners. The Company is a wholly-owned subsidiary of Kemper Financial Companies, Inc. ("KFC"), which in turn is a holding company formed by Kemper Corporation ("Kemper"), the Company's ultimate parent.

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles. The statements include the accounts of the Company on a consolidated basis. All significant intercompany balances and transactions have been eliminated.

LIFE INSURANCE REVENUE AND EXPENSES

Revenue for annuities and interest-sensitive life products consists of investment income, and policy charges such as mortality, expense and surrender charges. Expenses consist of benefits and interest credited to contracts, policy maintenance costs and amortization of deferred insurance acquisition costs. Also reflected in fees and other income are ceding commissions received as a result of certain reinsurance transactions entered into by the Company during 1992. (See the note captioned "Reinsurance" on page B-38.)

DEFERRED INSURANCE ACQUISITION COSTS

The costs of acquiring new business, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits on the related contracts and policies. The deferred insurance acquisition costs for annuities, separate account business and interest-sensitive life products are being amortized over the estimated contract life in relation to the present value of estimated gross profits. Beginning in 1994, deferred insurance acquisition costs reflect the estimated impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio, through a credit or charge to stockholder's equity, net of income tax.

FUTURE POLICY BENEFITS

Liabilities for future policy benefits related to annuities and interest-sensitive life contracts reflect net premiums received plus interest credited during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 4 percent to 8.75 percent. Future minimum guaranteed interest rates vary from 4 percent to 8.75 percent for periods ranging from a portion of 1995 up to a portion of 1999 and are generally 3 percent to 4.5 percent thereafter. For contracts that have annuitized, interest rates that are used in determining the present value of future payments range principally from 3 percent to 11.25 percent.

INVESTED ASSETS AND RELATED INCOME

Investments in fixed maturities (bonds and redeemable preferred stocks) are carried at market value at December 31, 1994 and 1993, as they are currently considered available for sale. Short-term investments are carried at cost, which approximates market value. Equity securities of nonrelated companies are generally carried at market value using the closing prices as of the balance sheet date derived from either a major securities exchange or the National Association of Securities Dealers Automated Quotations system.

Mortgage loans are carried at their unpaid balance net of unamortized discount and any applicable reserve. Other real estate-related investments net of any applicable reserve and write-downs include certain bonds issued by real

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

estate finance or development companies; notes receivable from real estate ventures; investments in real estate ventures carried at cost, adjusted for the equity in the operating income or loss of such ventures; and real estate owned carried primarily at fair value.

The Company evaluates its real estate-related assets (including accrued interest) by estimating the probabilities of loss utilizing various projections that include several factors relating to the borrower, property, term of the loan, tenant composition, rental rates, other supply and demand factors and overall economic conditions. Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions and calculated in conformity with Statement of Financial Accounting Standards ("SFAS") 114, indicate a likelihood of loss. Generally, the reserve is based upon the excess of the loan amount over the estimated future cash flows from the loan discounted at the loan's contractual rate of interest taking into consideration the effects of recourse to, and subordination of loans held by, affiliated non-life realty companies. Changes in the Company's real estate reserves and write-downs are included in revenue as realized investment gain or loss.

The Company adopted SFAS 114, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN, in the fourth quarter of 1993. SFAS 114 defines "impaired loans" as loans in which it is probable that a creditor will be unable to collect all amounts due according to the contractual terms of the loan agreement. In the fourth quarter of 1994, the Company adopted SFAS 118, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN--INCOME RECOGNITION AND DISCLOSURES. SFAS 118 amends SFAS 114, providing clarification of income recognition issues and requiring additional disclosures relating to impaired loans. The adoption of SFAS 118 had no effect on the Company's financial position or results of operations at or for the year ended December 31, 1994.

At December 31, 1994 and 1993, total impaired loans amounted to $75.9 million and $179.4 million, respectively. Impaired loans with reserves were $67.6 million and $91.9 million with corresponding reserves of $18.8 million and $38.5 million at December 31, 1994 and 1993, respectively. In determining reserves relative to impaired loans, the Company also considered the deficit in equity investments in real estate of $2.0 million and $35.0 million at December 31, 1994 and 1993, respectively.

The Company had an average balance of $93.9 million and $158.0 million in impaired loans for 1994 and 1993, respectively. Cash payments received on impaired loans are generally applied to reduce the outstanding loan balance. At December 31, 1994 and 1993, loans on nonaccrual status amounted to $274.6 million and $563.6 million, respectively. Impaired loans are generally included in the Company's nonaccrual loans. The additional amount of nonaccrual loans in excess of impaired loans represents the Company's consideration of market risks associated with the real estate loan portfolio.

Upon adoption of SFAS 114, the Company determined that its previous disclosures relating to impaired loans and recorded real estate reserves were adequate. As such, restating prior quarters' operating results for the impact of SFAS 114 was not considered necessary.

Policy loans are carried at their unpaid balance. Other invested assets consist primarily of venture capital and a leveraged lease and are carried at cost.

Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, recognition of other-than-temporary declines in value and changes in real estate-related reserves and write-downs are included in revenue. Unrealized gains or losses on revaluation of investments are credited or charged to stockholder's equity net of deferred income tax.

The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in net interest income. Amortization of the discount or premium from mortgage-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying mortgage loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of mortgage-backed securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturities deemed to be impaired on

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

an other-than-temporary basis, or on mortgage loans, real estate-related bonds and other real estate loans where the likelihood of collection of interest is doubtful.

SEPARATE ACCOUNT BUSINESS

The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders. The Company receives administrative fees from the separate account and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate accounts are carried at market value.

INCOME TAX

The operations of the Company are included in the consolidated federal income tax return of Kemper. Income taxes receivable or payable are determined on a separate return basis, and payments are received from or remitted to Kemper pursuant to a tax allocation arrangement between Kemper and its subsidiaries, including the Company. The Company generally receives a tax benefit for losses to the extent such losses can be utilized in Kemper's consolidated tax return.

Upon adoption of SFAS 109, ACCOUNTING FOR INCOME TAXES, effective January 1, 1993, deferred taxes are provided on the temporary differences between the tax and financial statement basis of assets and liabilities. Deferred income tax previously was provided on the tax effects of timing differences between financial statement and taxable income.

FIXED ASSETS

Fixed assets, consisting primarily of electronic data processing equipment, are recorded at cost and are depreciated over the useful lives of the assets on a straight-line method. At December 31, 1994 and 1993, the accumulated depreciation on fixed assets was $20.8 million and $21.6 million, respectively.

OTHER

Certain reclassifications have been made in the consolidated financial statements for the years 1993 and 1992 to conform to 1994 reporting.

(2) CASH FLOW INFORMATION

The Company defines cash as cash in banks and money market accounts. Federal income tax paid to (refunded by) Kemper under the tax allocation arrangement for the years ended December 31, 1994, 1993 and 1992 amounted to $(10.7) million, $4.2 million and $7.8 million, respectively.

Not reflected in the statement of cash flows are rollovers of mortgage loans, other loans and investments totaling $57 million, $146 million and $229 million in 1994, 1993 and 1992, respectively.

Reflected in the statement of cash flows is the 1992 sale of $515.7 million of reinsured life reserves for which the Company delivered an investment portfolio that included $151.4 million of mortgage loans, $294.8 million of fixed maturities and $69.5 million of other investments.

The Company also transferred its equity ownership interests in two limited partnerships during 1994 and 1993. (See the note captioned "Related-Party Transactions" on page B-38.)

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME

Fixed maturities are considered available for sale, depending upon certain economic and business conditions. The Company is carrying its fixed maturity investment portfolio at estimated market value, with the aggregate unrealized appreciation or depreciation being recorded as a separate component of stockholder's equity net of any applicable income tax effect. The carrying value (estimated market value) of fixed maturities compared with amortized cost, adjusted for other-than-temporary declines in value, at December 31, 1994 and 1993, was as follows:

                                                                                 ESTIMATED UNREALIZED
                                                      CARRYING     AMORTIZED     ---------------------
(in thousands)                                         VALUE          COST        GAINS       LOSSES
                                                     ----------    ----------    --------    ---------
1994
U.S. treasury securities and obligations of U.S.
  government agencies and authorities..............  $   10,682    $   10,998    $     24    $    (340)
Obligations of states and political subdivisions,
  special revenue and nonguaranteed................      25,021        25,691          --         (670)
Debt securities issued by foreign governments......     109,624       120,950          50      (11,376)
Corporate securities...............................   1,679,428     1,805,933       7,027     (133,532)
Mortgage-backed securities.........................   1,638,977     1,743,784          --     (104,807)
                                                     ----------    ----------    --------    ---------
       Total fixed maturities......................  $3,463,732    $3,707,356    $  7,101    $(250,725)
                                                     ==========    ==========    ========    =========
1993
U.S. treasury securities and obligations of U.S.
  government agencies and authorities..............  $   11,686    $   11,464    $    240    $     (18)
Obligations of states and political subdivisions,
  special revenue and nonguaranteed................      16,434        15,232       1,202           --
Debt securities issued by foreign governments......     114,275       112,825       2,782       (1,332)
Corporate securities...............................   2,025,888     1,948,268      89,445      (11,825)
Mortgage-backed securities.........................   1,272,941     1,245,413      34,268       (6,740)
                                                     ----------    ----------    --------    ---------
       Total fixed maturities......................  $3,441,224    $3,333,202    $127,937    $ (19,915)
                                                     ==========    ==========    ========    =========

Upon default or indication of potential default by an issuer of fixed maturity securities, the Company-owned issue(s) of such issuer would be placed on nonaccrual status and, since declines in market value would no longer be considered by the Company to be temporary, would be analyzed for possible write-down. Any such issue would be written down to its net realizable value, determined in the manner described in the following paragraph, during the fiscal quarter in which the impairment was determined to have become other than temporary, unless such net realizable value exceeded the Company's carrying value for such issue. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken in light of later developments.

The Company's computation of net realizable value involves judgments and estimates, so such value should be used with care. Such value determination considers such factors as the existence and value of any collateral security; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company's view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)

The Company's $907 million real estate portfolio consists of the following:

SUMMARY OF GROSS AND NET REAL ESTATE INVESTMENTS
(in millions)

                                                                                     DECEMBER 31
                                                                                  -----------------
                                                                                   1994       1993
                                                                                  ------     ------
Investments before reserves, write-downs and net joint venture operating losses:
  Joint venture mortgage loans.................................................   $  358     $  766
  Third-party mortgage loans...................................................      353        200
  Other real estate-related investments........................................      350        354
                                                                                  ------     ------
       Subtotal................................................................    1,061      1,320
  Reserves.....................................................................      (43)       (61)
  Write-downs..................................................................      (97)       (88)
  Cumulative net operating losses of joint ventures owned......................      (14)       (17)
                                                                                  ------     ------
Net real estate investments....................................................   $  907     $1,154
                                                                                  ======     ======

At December 31, 1994, the Company had $216.2 million of mortgage loans and other real estate-related investments (net of reserves and write-downs) that were non-income producing for the preceding 12 months.

The Company evaluates its real estate-related assets (including accrued interest) by estimating the probabilities of loss utilizing various projections that include several factors relating to the borrower, property, term of the loan, tenant composition, rental rates, other supply and demand factors and overall economic conditions. Because the Company's real estate review process includes estimates, there can be no assurance that current estimates will prove accurate over time due to changing economic conditions and other factors.

The Company's real estate reserve was allocated as follows:

REAL ESTATE RESERVE
(in millions)

                                                         JOINT VENTURE    THIRD-PARTY      OTHER REAL
                                                           MORTGAGE        MORTGAGE      ESTATE-RELATED
                                                             LOANS           LOANS        INVESTMENTS      TOTAL
                                                         -------------    -----------    --------------    ------
Balance at 12/31/92...................................       $ 64.4          $ 5.0            $23.4        $ 92.8
1993 change in reserve................................        (29.3)          (5.0)             2.6         (31.7)
                                                             ------          -----            -----        ------
Balance at 12/31/93...................................         35.1             --             26.0          61.1
1994 change in reserve................................        (28.0)          10.4              (.5)        (18.1)
                                                             ------          -----            -----        ------
Balance at 12/31/94...................................       $  7.1          $10.4            $25.5        $ 43.0
                                                             ======          =====            =====        ======

In addition to the reserve, the Company's provision for real estate-related losses (on assets held at the respective period end) included cumulative write-downs (both by the Company and including the Company's share of write-downs by joint ventures) totaling $96.6 million at December 31, 1994 and $88.3 million at December 31, 1993. The 1994 decrease in reserves was primarily due to write-downs which increased in 1994 as reserves for general real estate risks were allocated to certain specific loans and equity investments in real estate, particularly with respect to investments in land. In 1993, the Company's real estate reserve and write-downs reflected declining valuations in the Company's real estate portfolio, offset in part by the positive effects of recourse to, and subordination of loans held by, affiliated non-life realty companies. The declining valuations in 1993 reflected the Company's view, based on economic data then available, that there will be slower than previously anticipated economic growth in the future and therefore slower absorption of real estate, particularly undeveloped land. Due to the Company's assessment for slower economic growth, its plans with respect to certain projects were changed to reflect deferrals of their commencement or completion.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)

The Company's real estate experience could continue to be adversely affected by overbuilding and weak economic conditions in certain real estate markets and by fairly restrictive lending practices by banks and other lenders. Stagnant or worsening economic conditions in the areas in which the Company has made loans, or additional adverse information becoming known to the Company through its regular reviews or otherwise, could result in higher levels of problem loans or potential problem loans, reductions in the value of real estate collateral and adjustments to the real estate reserve. The Company's net income and stockholder's equity could be materially reduced in future periods if real estate market conditions remain stagnant or worsen in areas where the Company's portfolio is located.

Current conditions in the real estate markets have been adversely affecting the financial resources of certain of the Company's joint venture partners. Every partner, however, remains active in the control of its respective joint ventures. In evaluating a partner's ability to meet its financial commitments, the Company considers the amount of all applicable debt and the value of all properties within that portion of the Company's portfolio consisting of loans to and investments in joint ventures with such partner.

The following table is a summary of the Company's troubled real estate-related investments:

TROUBLED REAL ESTATE-RELATED INVESTMENTS
(BEFORE RESERVES AND WRITE-DOWNS, EXCEPT FOR REAL ESTATE OWNED)
(in millions)

                                                                                   DECEMBER 31
                                                                              ---------------------
                                                                               1994           1993
                                                                              ------         ------
Potential problem loans(1).................................................   $ 57.9         $ 20.2
Past due loans(2)..........................................................       --            2.8
Nonaccrual loans(3)........................................................    274.6          563.6
Restructured loans (currently performing)(4)...............................     50.5           56.7
Real estate owned(5).......................................................     57.3           55.1
                                                                              ------         ------
       Total(6)(7).........................................................   $440.3         $698.4
                                                                              ======         ======

---------------
(1) These are real estate-related investments where the Company, based on known information, has serious doubts about the borrowers' abilities to comply with present repayment terms and which the Company anticipates may go into nonaccrual, past due or restructured status.
(2) Interest more than 90 days past due but not on nonaccrual status.
(3) The Company does not accrue interest on real estate-related investments when it judges that the likelihood of collection of interest is doubtful. The 1994 decrease in nonaccrual loans primarily reflected sales and foreclosures as well as write-offs of certain fully reserved loans.
(4) The Company defines a "restructuring" of debt as an event whereby the Company, for economic or legal reasons related to the debtor's financial difficulties, grants a concession to the debtor it would not otherwise consider. Such concessions either stem from an agreement between the Company and the debtor or are imposed by law or a court. By this definition, restructured loans do not include any loan that, upon the expiration of its term, both repays its principal and pays interest then due from the proceeds of a new loan that the Company, at its option, may extend (roll over).
(5) Real estate owned is carried at fair value and includes deeds in lieu of foreclosure and certain purchased property. Cumulative write-downs to fair value were $67.5 million and $20.6 million at December 31, 1994 and 1993, respectively.
(6) Total reserves and cumulative write-downs on properties owned at December 31, 1994 (excluding fair value adjustments to real estate owned) were 16.4 percent of total troubled real estate-related investments and 7.4 percent of the Company's total real estate portfolio before reserves and write-downs.
(7) Equity investments in real estate are not defined as part of, and therefore are not taken into account in calculating, total troubled real estate. The Company's equity investments also involve real estate risks.

Based on the level of troubled real estate-related investments the Company experienced in 1994 and 1993, the Company anticipates additional foreclosures and deeds in lieu of foreclosure in 1995 and beyond. Any consolidation

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)

accounting resulting from foreclosures would add the related ventures' assets and senior third-party liabilities to the Company's balance sheet and eliminate the Company's loans to such ventures.

Due to the adverse real estate environment affecting the Company's portfolio in recent years, the Company has continued to devote significant attention to its real estate portfolio, enhancing monitoring of the portfolio and formulating specific action plans addressing nonperforming and potential problem credits. Since 1991, the Company has intensified its attention to evaluating the asset quality, cash flow and prospects associated with each of its projects. The Company continues to analyze various potential transactions designed to reduce both its joint venture operating losses and the amount of its real estate-related investments. Specific types of transactions under consideration (and previously utilized) include loan sales, property sales, mortgage refinancings and real estate investment trusts. However, there can be no assurance that such efforts will result in continued improvements in the performance of the Company's real estate portfolio.

At December 31, 1994, securities carried at approximately $5.3 million were on deposit with governmental agencies as required by law.

Proceeds from sales of investments in fixed maturities prior to maturity were $910.9 million, $1.7 billion and $2.9 billion during 1994, 1993 and 1992, respectively. Gross gains of $6.0 million, $80.4 million and $69.5 million and gross losses of $55.9 million, $37.8 million and $101.7 million were realized on sales of fixed maturities in 1994, 1993 and 1992, respectively. Gross unrealized gains and losses on equity securities at December 31, 1994 amounted to $469 thousand and $649 thousand, respectively.

The following table sets forth the maturity aging schedule of fixed maturity investments at December 31, 1994:

                                                                            CARRYING     AMORTIZED
(in thousands)                                                               VALUE       COST VALUE
                                                                           ----------    ----------
One year or less........................................................   $    1,135    $    1,135
Over one year through five..............................................      346,841       357,697
Over five years through ten.............................................    1,011,526     1,088,547
Over ten years..........................................................      465,253       516,193
Securities not due at a single maturity date(1).........................    1,638,977     1,743,784
                                                                           ----------    ----------
       Total fixed maturities...........................................   $3,463,732    $3,707,356
                                                                           ==========    ==========

---------------
(1) Weighted average maturity of 7 years.

The sources of net investment income were as follows:

(in thousands)                                                   1994          1993          1992
                                                               --------      --------      --------
Interest and dividends on fixed maturities..................   $274,231      $221,144      $210,047
Dividends on equity securities..............................      1,751         3,084         2,061
Income from short-term investments..........................     10,668        12,155        18,249
Income from mortgage loans..................................     41,713        82,028       149,816
Income from policy loans....................................     18,517        16,826        17,052
Income from other real estate-related investments...........     21,239        11,755        17,915
Income from other loans and investments.....................      3,533         8,008         2,580
                                                               --------      --------      --------
       Total investment income..............................    371,652       355,000       417,720
Investment expense..........................................    (18,568)      (15,726)      (12,962)
                                                               --------      --------      --------
       Net investment income................................   $353,084      $339,274      $404,758
                                                               ========      ========      ========

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)

Unrealized gains (losses) are computed below as follows: fixed maturities--the difference between market and amortized cost, adjusted for other-than-temporary declines in value; equity securities and other--the difference between market value and cost. The realized and change in unrealized investment gains (losses) by class of investment for the years ended December 31, 1994, 1993 and 1992 were as follows:

                                                                    REALIZED GAINS (LOSSES)
                                                           ------------------------------------------
(in thousands)                                               1994             1993             1992
                                                           --------         --------         --------
Real estate-related....................................    $(41,720)        $(79,652)        $(94,995)
Fixed maturities.......................................     (49,857)          36,234           11,150
Equity securities......................................      28,243           17,086              109
Other..................................................       8,777           (1,252)             234
                                                           --------         --------         --------
  Realized investment losses before income tax
     benefit...........................................     (54,557)         (27,584)         (83,502)
Income tax benefit.....................................     (19,095)          (7,917)         (21,256)
                                                           --------         --------         --------
  Net realized investment losses.......................    $(35,462)        $(19,667)        $(62,246)
                                                           ========         ========         ========

                                                             CHANGE IN UNREALIZED GAINS (LOSSES)
                                                          ------------------------------------------
(in thousands)                                               1994             1993             1992
                                                          ---------         -------         --------
Fixed maturities......................................    $(351,646)        $60,258         $ 88,820
Equity securities.....................................      (32,710)         19,882           14,882
Adjustment to deferred insurance acquisition costs....       11,325              --               --
                                                          ---------         -------         --------
  Unrealized gain (loss) before income tax............     (373,031)         80,140          103,702
Income tax expense (benefit)..........................      (43,492)         26,916           20,968
                                                          ---------         -------         --------
       Net unrealized gain (loss) on investments......    $(329,539)        $53,224         $ 82,734
                                                          =========         =======         ========

(4) UNCONSOLIDATED INVESTEES

At December 31, 1994, the Company, along with other Kemper subsidiaries, directly held partnership interests in a number of real estate joint ventures. Also, the Company and Lumbermens Mutual Casualty Company ("Lumbermens") and certain subsidiaries of Kemper and Lumbermens are partners in a master limited partnership (the "MLP") formed, effective January 1, 1993, to hold the equity interests each partner's organization separately held previously in joint ventures with Peter B. Bedford or his affiliates ("Bedford"), and in January 1994, the MLP acquired substantially all of Bedford's interests in such joint ventures. Kemper and Lumbermens each own 50 percent of the MLP.

The Company's direct and indirect real estate joint venture investments are accounted for utilizing the equity method, with the Company recording its share of the operating results of the respective partnerships. The Company, as an equity owner, has the ability to fund, and historically has elected to fund, operating requirements of certain of the joint ventures. Consolidation accounting methods are not utilized as the Company, in most instances, does not own more than 50 percent in the aggregate, and in any event, major decisions of the partnership must be made jointly by all partners.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(4) UNCONSOLIDATED INVESTEES (CONTINUED)

Selected financial information, as of December 31, 1994 and 1993, is presented below separately for the MLP, ventures with the Prime Group, Inc. or its affiliates ("Prime"), and other real estate-related partnerships. (See the note captioned "Concentration of Credit Risk" on page B-34.) Such real estate-related information for 1994 and 1993 was based on unaudited financial information received by the Company from the respective entities.

SELECTED FINANCIAL INFORMATION
(in thousands)

                                                                        REAL ESTATE-RELATED
                                                      -------------------------------------------------------
                                                                          PRIME-RELATED
                                                                    -------------------------
                                                         MLP          DOMESTIC       SPANISH        OTHER
                                                       VENTURES     PARTNERSHIPS    PROJECTS     PARTNERSHIPS
                                                      ----------    ------------    ---------    ------------
1994
Revenue............................................   $  104,827      $ 14,966      $  22,095      $ 52,295
Expenses...........................................      192,492        18,881         45,256        49,011
                                                      ----------      --------      ---------      --------
Operating income (loss)............................      (87,665)       (3,915)       (23,161)        3,284
Asset writedowns(1)................................      (23,536)         (621)      (102,031)      (17,037)
                                                      ----------      --------      ---------      --------
Net loss...........................................   $ (111,201)     $ (4,536)     $(125,192)     $(13,753)
                                                      ==========      ========      =========      ========
The Company's share of operating loss(1)...........   $     (121)     $ (1,140)     $      --      $   (145)
                                                      ==========      ========      =========      ========
The Company's share of net loss(1).................   $     (156)     $ (1,244)     $      --      $ (4,915)
                                                      ==========      ========      =========      ========

Properties at cost, net of depreciation............   $  879,352      $ 55,804      $ 338,923      $ 38,075
                                                      ==========      ========      =========      ========
Total assets.......................................   $1,049,019      $ 77,751      $ 373,637      $153,785
                                                      ==========      ========      =========      ========
Mortgages, notes payable and related accrued
  interest payable to:
  The Company......................................   $  207,909      $ 31,767      $  36,606      $  7,436
  Kemper subsidiaries other than the Company.......      417,967         2,713        394,764         2,411
  Lumbermens.......................................      181,325            --         92,592        26,734
  Fidelity Life Association........................       46,036            --             --            --
  Other third parties..............................      411,795        42,048         98,076        51,303

Total liabilities..................................   $1,354,624      $ 82,770      $ 660,557      $110,334
                                                      ==========      ========      =========      ========
The Company's net equity investment(1).............   $    1,953      $   (585)     $  36,624      $  7,415
                                                      ==========      ========      =========      ========

---------------
(1) Excluded from the Company's share of operating and net losses and related net equity investment in real estate-related entities is interest expense related to loans by the Company which are on nonaccrual status and write-downs taken directly by the Company. Included in the Company's share of current year results are immaterial prior year audit adjustments by the respective entities.

Included in the immediately preceding and immediately following tables are real estate loans to partnerships or corporations in which the Company and other Kemper subsidiaries hold equity interests. At December 31, 1994, the Company had other joint venture-related loans totaling $16.0 million before reserves, not included in the table above, to partnerships in which the Company has options to acquire equity interests or has made loans with

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(4) UNCONSOLIDATED INVESTEES (CONTINUED)

additional interest features. These joint venture-related loans totaled $38.5 million at December 31, 1993. Also at December 31, 1994, the Company had joint venture-related loans totaling $37.5 million before reserves, not included in the table above, to partnerships in which Lumbermens and Fidelity Life Association, an affiliated mutual insurance company ("FLA"), had equity interests. These joint venture-related loans totaled $68.1 million before reserves at December 31, 1993. (See the note captioned "Financial Instruments--Off-Balance-Sheet Risk" on page B-40.)

SELECTED FINANCIAL INFORMATION
(in thousands)

                                                                        REAL ESTATE-RELATED
                                                       ------------------------------------------------------
                                                                          PRIME-RELATED
                                                                     ------------------------
                                                          MLP          DOMESTIC      SPANISH        OTHER
                                                        VENTURES     PARTNERSHIPS    PROJECTS    PARTNERSHIPS
                                                       ----------    ------------    --------    ------------
1993
Revenue.............................................   $  101,694      $ 50,636      $ 36,607      $ 60,701
Expenses............................................      226,282        65,824        76,449        66,978
                                                       ----------      --------      --------      --------
Operating loss......................................     (124,588)      (15,188)      (39,842)       (6,277)
Asset writedowns(1).................................     (107,135)           --       (39,274)           --
                                                       ----------      --------      --------      --------
Net loss............................................   $ (231,723)     $(15,188)     $(79,116)     $ (6,277)
                                                       ==========      ========      ========      ========
The Company's share of operating loss(1)............   $     (172)     $ (7,548)     $     --      $   (852)
                                                       ==========      ========      ========      ========
The Company's share of net loss(1)..................   $     (409)     $ (7,548)     $     --      $   (852)
                                                       ==========      ========      ========      ========

Properties at cost, net of depreciation.............   $1,161,025      $278,635      $253,321      $ 46,184
                                                       ==========      ========      ========      ========
Total assets........................................   $1,426,638      $375,738      $292,825      $225,019
                                                       ==========      ========      ========      ========
Mortgages, notes payable and related accrued
  interest payable to:
  The Company.......................................   $  298,447      $ 48,303      $ 31,871      $  5,287
  Kemper subsidiaries other than the Company........      490,031        56,602       305,335         5,430
  Lumbermens........................................      245,890        17,262        51,423        30,226
  Fidelity Life Association.........................       65,691            --            --            --
  Other third parties...............................      752,239       199,765        88,558        56,622

Total liabilities...................................   $1,895,260      $390,888      $539,728      $153,334
                                                       ==========      ========      ========      ========
The Company's net equity investment(1)..............   $   18,548      $  7,626      $ 31,871      $ 15,524
                                                       ==========      ========      ========      ========

---------------
(1) Excluded from the Company's share of operating and net losses and related net equity investment in real estate-related entities is interest expense related to loans by the Company which are on nonaccrual status and write-downs taken directly by the Company. Included in the Company's share of current year results are immaterial prior year audit adjustments by the respective entities.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5) CONCENTRATION OF CREDIT RISK

The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of credit risk exist, including mortgage-backed securities and real estate.

Approximately 49.2 percent of the Company's investment-grade fixed maturities at December 31, 1994 were mortgage-backed securities. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any material investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally of AAA credit quality, and the markets for the Company's investments in mortgage-backed securities have been and are expected to remain liquid.

Future investment income from mortgage-backed securities may be affected by the timing of principal payments and the yields on reinvestment alternatives available at the time of such payments. Due to the fact that the Company's investments in mortgage-backed securities predominately date from recent years, the current rise in interest rates is not expected to cause any material unanticipated extension of the average maturities of these investments. Prepayment activity on securities purchased at a discount is not expected to result in any material losses to the Company because such prepayment would generally accelerate the reporting of the discounts as investment income. Prepayments resulting from a decline in interest rates related to securities purchased at a premium would accelerate the amortization of premiums on such purchases which would result in reductions of investment income related to such securities. At December 31, 1994, the Company had unamortized discounts and premiums of $20.4 million and $14.8 million, respectively, related to mortgage-backed securities. Given the credit quality, liquidity and anticipated payment characteristics of the Company's investments in mortgage-backed securities, the Company believes that the associated risk can be managed without material adverse consequences on its consolidated financial statements.

The Company's real estate portfolio is distributed by geographic location and property type, as shown in the following two tables:

GEOGRAPHIC DISTRIBUTION AS OF DECEMBER 31, 1994
     California........................    26.9%
     Illinois..........................    26.2
     Texas.............................    11.2
     Ohio..............................     6.3
     Spain.............................     4.0
     Colorado..........................     3.8
     Oregon............................     3.0
     Indiana...........................     2.7
     Washington........................     2.7
     Hawaii............................     2.5
     Virginia..........................     2.5
     Florida...........................     2.1
     Other(1)..........................     6.1
                                          -----
          Total........................   100.0%
                                          =====

DISTRIBUTION BY PROPERTY TYPE AS OF DECEMBER 31, 1994
     Office............................    21.5%
     Land..............................    20.4
     Industrial........................    14.7
     Retail............................    13.9
     Hotel.............................    11.7
     Apartment.........................     5.0
     Residential.......................     4.7
     Mixed use.........................     2.1
     Other.............................     6.0
                                          -----
          Total........................   100.0%
                                          =====

---------------
(1) No other single location exceeded 2.0 percent.

The Company had $246.3 million (5.0 percent of invested assets and cash), $240.5 million (4.9 percent of invested assets and cash) and $102.8 million (2.1 percent of invested assets and cash) of mortgage loans and other real estate investments in California, Illinois and Texas, respectively, at December 31, 1994. The majority of the Illinois and Texas loans and other investments are Prime-related. The majority of the California loans and other investments are MLP-related. (See the note captioned "Unconsolidated Investees.") Real estate markets have been depressed in recent periods in areas where most of the Company's real estate portfolio is located. Southern California shows

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5) CONCENTRATION OF CREDIT RISK (CONTINUED)

signs of improvement, although real estate market conditions there have continued to be worse than in many other areas of the country. Northern California and Illinois currently reflect some stabilization and improvement.

The Company had $184.9 million (3.8 percent of invested assets and cash) of below investment-grade securities (including real estate-related bonds) totaling $49.9 million, or 1.0 percent of invested assets and cash) at December 31, 1994.

At December 31, 1994, the Company held only one investment which exceeded 10 percent of stockholder's equity. This investment, amounting to $47.6 million, is a joint venture mortgage loan to Lisle Park Plaza.

The following table shows the amounts of the Company's real estate portfolio at December 31, 1994 which consisted of loans to or investments in joint ventures with the MLP and Prime:

(in millions)                                                                      MLP       PRIME
                                                                                 ------     ------
Mortgage loans.................................................................  $161.6     $150.3
Real estate-related bonds......................................................     2.9       36.2
Other real estate loans........................................................    54.5       29.7
Real estate owned..............................................................    98.3         --
Equity investments.............................................................     7.4       42.9
Reserves.......................................................................    (8.9)     (21.0)
Write-downs....................................................................   (61.5)       (.1)
                                                                                 ------     ------
  Total........................................................................  $254.3     $238.0
                                                                                 ======     ======

At December 31, 1994, the Company's real estate portfolio also included $36.6 million of loans carried as equity investments in real estate related to land for office and retail development and residential projects located in Barcelona, Spain. Such equity investments in Spain totaled $31.9 million at December 31, 1993, after accounting for fundings of $151.3 million during 1993. The Spanish projects accounted for $29.4 million of net fundings during 1994 and represented approximately 4.0 percent of the Company's real estate portfolio at December 31, 1994. These investments, which began in the late 1980s, accounted for $14.1 million of the December 31, 1994 off-balance-sheet commitments, of which the Company expects to fund $7.1 million. Also during 1994, loans to the Spanish projects totaling $24.7 million were sold at book value to an affiliated real estate subsidiary of KFC.

Undeveloped land, including the Spanish projects, represented approximately 20.4 percent of the Company's real estate portfolio at December 31, 1994. To maximize the value of certain land and other projects, additional development is proceeding or is planned. Such development of existing projects may continue to require substantial funding, either from the Company or third parties. In the present real estate markets, third-party financing can require credit enhancing arrangements (e.g., standby financing arrangements and loan commitments) from the Company. The values of development projects are dependent on a number of factors, including Kemper's and the Company's plans with respect thereto, obtaining necessary permits and market demand for the permitted use of the property. There can be no assurance that such permits will be obtained as planned or at all, nor that such expenditures will occur as scheduled, nor that Kemper's and the Company's plans with respect to such projects may not change substantially.

(6) INCOME TAXES

Income tax expense (benefit) was as follows for the years ended December 31, 1994, 1993 and 1992:

(in thousands)                                                 1994           1993           1992
                                                              --------       --------       --------
Current.....................................................   $(6,898)       $(5,773)      $ (9,457)
Deferred....................................................    21,329         16,915         (4,273)
                                                               -------        -------       --------
          Total.............................................   $14,431        $11,142       $(13,730)
                                                               =======        =======       ========

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) INCOME TAXES (CONTINUED)

The actual income tax expense (benefit) for 1994, 1993 and 1992 differed from the "expected" tax expense (benefit) for those years as displayed below. "Expected" tax expense (benefit) was computed by applying the U.S. federal corporate tax rate of 35 percent in 1994 and 1993 and 34 percent for 1992 to income (loss) before income tax expense (benefit) and cumulative effect of changes in accounting principles.

(in thousands)                                                 1994           1993           1992
                                                              --------       --------       --------
Computed expected tax expense (benefit).....................   $14,277        $ 7,992       $(22,214)
Difference between "expected" and actual tax expense
  (benefit):
  State taxes...............................................       645            332            777
  Foreign tax credit........................................      (155)           358           (611)
  Change in tax rate........................................        --          1,441             --
  Change in valuation allowance.............................        --            701             --
  Unutilized capital losses.................................        --             --          8,286
  Other, net................................................      (336)           318             32
                                                               -------        -------       --------
          Total actual tax expense (benefit)................   $14,431        $11,142       $(13,730)
                                                               =======        =======       ========

The Company adopted SFAS 109, Accounting for Income Taxes, as of January 1, 1993. SFAS 109 established new principles for calculating and reporting the effects of income taxes in financial statements. SFAS 109 replaced the income statement orientation inherent in APB Opinion 11 with a balance sheet approach. Under the new approach, deferred tax assets and liabilities are generally determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Under SFAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. SFAS 109 allows recognition of deferred tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be realized.

The implementation of SFAS 109 resulted in a one-time increase to earnings of $2.4 million in the first quarter of 1993. Prior years' financial statements have not been restated to apply the provisions of SFAS 109.

Upon adoption of SFAS 109, a valuation allowance was established to reduce the deferred federal tax asset related to real estate and other investments to the amount that, based upon available evidence, is, in management's judgment, more likely than not to be realized. Any reversals of the valuation allowance are contingent upon the recognition of future capital gains in Kemper's federal income tax return or a change in circumstances which causes the recognition of the benefits to become more likely than not. During 1994, the valuation allowance was increased by $85.3 million. This increase in the valuation allowance is solely attributable to the decrease in the net deferred federal tax liability from unrealized losses on investments.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) INCOME TAXES (CONTINUED)

The tax effects of temporary differences that give rise to significant portions of the Company's net deferred federal tax liability were as follows:

                                                                                DECEMBER 31,
                                                                          ------------------------
(in thousands)                                                             1994            1993
                                                                          ---------       --------
Deferred federal tax assets:
  Unrealized losses on investments......................................  $  85,331       $     --
  Life policy reserves..................................................     51,519         60,446
  Real estate-related...................................................     39,360         45,851
  Other investment-related..............................................      7,435         12,498
  Other.................................................................      6,415          5,804
                                                                          ---------       --------
     Total deferred federal tax assets..................................    190,060        124,599
  Valuation allowance...................................................   (100,532)       (15,201)
                                                                          ---------       --------
     Total deferred federal tax assets after valuation allowance........     89,528        109,398
                                                                          ---------       --------
Deferred federal tax liabilities:
  Deferred insurance acquisition costs..................................    108,663        100,834
  Unrealized gains on investments.......................................         --         49,193
  Depreciation and amortization.........................................     18,878         21,367
  Other.................................................................      3,351          2,049
                                                                          ---------       --------
     Total deferred federal tax liabilities.............................    130,892        173,443
                                                                          ---------       --------
Net deferred federal tax liabilities....................................  $ (41,364)      $(64,045)
                                                                          =========       ========

The valuation allowance of $100.5 million is subject to future adjustments based on, among other items, Kemper's estimates of future operating earnings and capital gains.

Pursuant to the deferred method under APB Opinion 11, deferred income taxes were recognized for income and expense items that were reported in different years for financial reporting purposes and income tax purposes using the tax rate applicable for the year of the calculation. Under the deferred method, deferred taxes were not adjusted for subsequent changes in tax rates.

The sources of deferred tax expense (benefit) and their tax effect were as follows:

(in thousands)                                                                             1992
                                                                                         --------
Deferred insurance acquisition costs..................................................   $  6,172
Future policy benefit reserves tax adjustment.........................................      5,692
Timing differences in recognition of accrued liabilities for GAAP and tax purposes....       (397)
Tax versus GAAP separate account gain.................................................     (3,277)
Tax versus GAAP capital losses........................................................      4,350
GAAP versus tax investment income on bonds............................................     (4,380)
Joint venture partnership income adjustments..........................................      1,491
Leasing transactions..................................................................      2,567
Change in real estate reserve.........................................................    (21,305)
Tax capitalization of policy acquisition costs........................................        555
Tax versus GAAP depreciation..........................................................        490
Unutilized capital losses.............................................................      8,286
Other, net............................................................................     (4,517)
                                                                                         --------
          Total.......................................................................   $ (4,273)
                                                                                         ========

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) INCOME TAXES (CONTINUED)

The tax returns through the year 1986 have been examined by the Internal Revenue Service ("IRS"). Changes proposed are not material to the Company's financial position. The tax returns for the years 1987 through 1990 are currently under examination by the IRS.

(7) RELATED-PARTY TRANSACTIONS

The Company received cash capital contributions from KFC of $82.5 million, $90.0 million and $30.0 million during 1994, 1993 and 1992, respectively.

In 1994 and 1993, the Company transferred the majority of its deficit equity ownership interest in two limited partnerships to KFC resulting in an increase of the Company's additional paid-in capital of $71 thousand and $9.2 million, respectively. The Company also paid a non-cash dividend of $530 thousand to KFC in December 1993, which represented the positive equity ownership interests of the majority of one of its limited partnerships. Net losses associated with the Company's ownership interests in these limited partnerships amounted to $1.4 million, $5.4 million and $3.9 million in 1994, 1993 and 1992, respectively, and are included in the Company's consolidated statement of operations.

The Company has loans to joint ventures, consisting primarily of mortgage loans on real estate, in which the Company and/or one of its affiliates has an ownership interest. At December 31, 1994 and 1993, joint venture mortgage loans totaled $351 million and $731 million, respectively, and during 1994, 1993 and 1992, the Company earned interest income on these joint venture loans of $22.0 million, $63.1 million and $116.3 million, respectively.

As of January 1, 1993, all of the Company's personnel are employees of Federal Kemper Life Assurance Company ("FKLA"), an affiliated company. Prior to January 1, 1993, the majority of the Company's personnel were employees of another affiliated company, Kemper Financial Services, Inc. ("KFS"). The Company is allocated expenses for the utilization of KFS and FKLA employees and facilities and the information systems of Kemper Service Company ("KSvC") based on the Company's share of administrative, legal, marketing, investment management, information systems and operation and support services. During 1994, 1993 and 1992, expenses allocated to the Company from KFS and KSvC amounted to $6.5 million, $3.1 million and $28.2 million, respectively. The Company also paid to KFS investment management fees of $6.0 million, $6.7 million and $5.9 million during 1994, 1993 and 1992, respectively. The Company paid Kemper Sales Company $7.1 million in 1992 for services relating to the distribution of the Company's products. In addition, expenses allocated to the Company from FKLA during 1994, 1993 and 1992 amounted to $11.1 million, $13.1 million and $1.1 million, respectively.

During 1994, 1993 and 1992, the Company sold certain mortgages and real estate-related investments, net of reserves, amounting to approximately $154.0 million, $343.7 million and $144.8 million respectively, to KFC Portfolio Corp., an affiliated non-life realty company, in exchange for cash. No gain or loss was recognized on the sales.

(8) REINSURANCE

In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of fixed-rate annuities. The Company generally cedes 100 percent of the related annuity liabilities under the terms of the reinsurance agreements. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid or deemed to have been paid are recorded on the Company's consolidated balance sheet as reinsurance recoverables and ceded future policy benefits.

In 1992 and 1991, the Company entered into 100 percent indemnity reinsurance agreements ceding $515.7 million and $416.3 million, respectively, of its fixed-rate annuity liabilities to FLA. FLA is a mutual insurance company that shares common management with the Company and FKLA and certain common board members with the Company and Kemper. The 1992 reinsurance agreement resulted in the sale to FLA of approximately $500 million of certain assets, including $151 million of mortgage loans, while the 1992 agreement was all cash. As of

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(8) REINSURANCE (CONTINUED)

December 31, 1994, the reinsurance recoverable related to the fixed-rate annuity liabilities ceded to FLA amounted to approximately $643 million.

(9) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

The Company and FKLA sponsor a welfare plan that provides medical and life insurance benefits to their retired and active employees and the Company is allocated a portion of the costs of providing such benefits. The Company is self insured with respect to medical benefits, and the plan is not funded except with respect to certain disability-related medical claims. The medical plan provides for medical insurance benefits at retirement, with eligibility based upon age and the participant's number of years of participation attained at retirement. The plan is contributory for pre-Medicare retirees, and will be contributory for all retiree coverage for most current employees, with contributions generally adjusted annually. Postretirement life insurance benefits are noncontributory and are limited to $10,000 per participant.

The discount rate used in determining the allocated postretirement benefit obligation was 8 percent and 7 percent for 1994 and 1993, respectively. The assumed health care trend rate used was based on projected experience for 1994 and 1995, 10 percent in 1996, gradually declining to 6 percent by the year 1999 and remaining at that level thereafter.

The status of the plan as of December 31, 1994 and 1993, was as follows:

Accumulated postretirement benefit obligation:


(in thousands)                                                                       1994     1993
                                                                                     ----     ----
Retirees..........................................................................   $206     $171
Fully eligible active plan participants...........................................     58       90
Other active plan participants....................................................    101      159
Unrecognized gain from actuarial experience.......................................    314      223
                                                                                     ----     ----
          Accrued liability.......................................................   $679     $643
                                                                                     ====     ====

Components of the net periodic postretirement benefit cost:


(in thousands)                                                                       1994     1993
                                                                                     ----     ----
Service cost-benefits attributed to service during the period.....................   $ 31     $ 84
Interest cost on accumulated postretirement benefit obligations...................     43       41
Amortization of unrecognized actuarial gain.......................................    (35)      --
                                                                                     ----     ----
          Total...................................................................   $ 39     $125
                                                                                     ====     ====

A one percentage point increase in the assumed health care cost trend rate for each year would increase the accumulated postretirement benefit obligation as of December 31, 1994 and 1993 by $48 thousand and $69 thousand, respectively, and the net postretirement health care interest and service costs for the years ended December 31, 1994 and 1993 by $14 thousand and $19 thousand, respectively.

During 1994, the Company adopted certain severance-related policies to provide benefits, generally limited in time, to former or inactive employees after employment but before retirement. The effect of adopting these policies was immaterial.

(10) COMMITMENTS AND CONTINGENT LIABILITIES

The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based upon the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the consolidated financial statements.

Although none of the Company or its joint venture projects have been identified as a "potentially responsible party" under federal environmental guidelines, inherent in the ownership of or lending to real estate projects is the possibility that environmental pollution conditions may exist on or near or relate to properties owned or previously owned on properties securing loans. Where the Company has presently identified remediation costs, they have been

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(10) COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

taken into account in determining the cash flows and resulting valuations of the related real estate assets. Based on the Company's receipt and review of environmental reports on most of the projects in which it is involved, the Company believes its environmental exposure would be immaterial to its consolidated results of operations. However, the Company may be required in the future to take actions to remedy environmental exposures, and there can be no assurance that material environmental exposures will not develop or be identified in the future. The amount of future environmental costs is impossible to estimate due to, among other factors, the unknown magnitude of possible exposures, the unknown timing and extent of corrective actions that may be required, the determination of the Company's liability in proportion to others and the extent such costs may be covered by insurance or various environmental indemnification agreements.

See the note captioned "Financial Instruments--Off-Balance-Sheet Risk" below for the discussion regarding the Company's loan commitments and standby financing agreements.

The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 1994 and prior. The Company's financial statements include provisions for all known assessments that will be levied against the Company as well as an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders. The Company is also contingently liable for any future guaranty fund assessments related to insolvencies of unaffiliated insurance companies, for which the life insurance industry has been unable to estimate the cost to cover losses to policyholders. No specific amount can be reasonably estimated for such insolvencies as of December 31, 1994.

(11) FINANCIAL INSTRUMENTS--OFF BALANCE-SHEET RISK

The Company has continued to fund both existing projects and legal commitments. At December 31, 1994, the Company had future legal loan commitments and stand-by financing agreements totaling $376.1 million to support the financing needs of various real estate investments. To the extent these arrangements are called upon, amounts loaned would be secured by assets of the joint ventures, including first mortgage liens on the real estate. The Company's criteria in making these arrangements are the same as for its mortgage loans and other real estate investments. The Company presently expects to fund approximately $96.5 million of these arrangements, along with providing capital to existing projects. The total legal commitments, along with estimated working capital requirements are considered in the Company's analysis of real estate-related reserves and write-downs. The disparity between total legal commitments and the amount expected to be funded relates principally to standby financing arrangements that provide credit enhancements to certain tax-exempt bonds, which the Company does not presently expect to fund. The fair values of loan commitments and standby financing agreements are estimated in conjunction with and using the same methodology as the fair value estimates of mortgage loans and other real estate-related investments.

(12) DERIVATIVE FINANCIAL INSTRUMENTS

The Company is party to derivative financial instruments in the normal course of business for other than trading purposes to hedge exposures in foreign currency fluctuations related to certain foreign fixed maturity securities held by the Company. The following table summarizes various information regarding these derivative financial instruments as of December 31, 1994 and 1993:

                                                                                                                        WEIGHTED
                                                                                                           WEIGHTED      AVERAGE
(in thousands)                                                                                             AVERAGE      REPRICING
                                                                    NOTIONAL    CARRYING    ESTIMATED      YEARS TO     FREQUENCY
1994                                                                 AMOUNT      VALUE      FAIR VALUE    EXPIRATION     (DAYS)
----                                                                --------    --------    ----------    ----------    ---------
Non-trading foreign exchange forward options.....................   $ 34,541     $   18       $   18          .25           30

1993
----
Non-trading foreign exchange forward options.....................     69,241      2,194        2,194          .22           30

The Company's hedges relating to foreign currency exposure are implemented using forward contracts on foreign currencies. These are generally short duration contracts with U.S. money-center banks. The Company records realized and unrealized gains and losses on such investments in net income on a current basis. The amounts of gain

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(12) DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

(loss) included in net income during 1994, 1993 and 1992 totaled $6.4 million, $(2.8) million and $(2.4) million, respectively.

(13) FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value disclosures are required under SFAS 107. Such fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. A significant portion of the Company's financial instruments are carried at fair value. (See the note captioned "Invested Assets and Related Income" on page B-27.) Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.

Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. For example, the Company's subsidiaries are not considered financial instruments, and their value has not been incorporated into the fair value estimates. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.

The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:

Fixed maturities: Fair values for fixed maturity securities carried at market value were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, Kemper Financial Services, Inc.

Equity securities: Fair values for equity securities were based upon quoted market prices.

Cash and short-term investments: The carrying amounts reported in the consolidated balance sheet for these instruments approximate fair values.

Mortgage loans and other real estate-related investments: Fair values for mortgage loans and other real estate-related investments were estimated on a project-by-project basis. Generally, the projected cash flows of the collateral are discounted using a discount rate of 10 to 12 percent. The resulting collateral estimates were then used to determine the value of the Company's real estate-related investments. The estimate of fair value should be used with care given the inherent difficulty of estimating the fair value of real estate due to the lack of a liquid quotable market.

Other loans and investments: The carrying amounts reported in the consolidated balance sheet for these instruments approximate fair values. The fair values of policy loans were estimated by discounting the expected future cash flows using an interest rate charged on policy loans for similar policies currently being issued.

Life policy benefits: Fair values of the life policy benefits regarding investment contracts (primarily deferred annuities) and universal life contracts were estimated by discounting gross benefit payments, net of contractual premiums, using the average crediting rate currently being offered in the marketplace for similar contracts with maturities consistent with those remaining for the contracts being valued. The Company had projected its future average crediting rate in 1994 and 1993 to be 5.5 percent and 5.0 percent, respectively, while the assumed average market crediting rate was 6.5 percent in 1994 and 5.25 percent in 1993.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(13) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The carrying values and estimated fair values of the Company's financial instruments at December 31, 1994 and 1993 were as follows:

                                                                       DECEMBER 31
                                                  -----------------------------------------------------
                                                            1994                         1993
                                                  ------------------------     ------------------------
                                                   CARRYING        FAIR         CARRYING        FAIR
(in thousands)                                      VALUE         VALUE          VALUE         VALUE
                                                  ----------    ----------     ----------    ----------
Financial instruments recorded as assets:
  Fixed maturities(1)..........................   $3,463,732    $3,463,732     $3,441,224    $3,441,224
  Equity securities............................       14,767        14,767         67,700        67,700
  Cash and short-term investments..............      227,353       227,353        409,950       409,950
  Mortgage loans and other real estate-related
     assets....................................      907,283       804,867      1,154,404     1,010,038
  Policy loans.................................      277,743       277,743        264,112       264,112
  Other invested assets........................       25,760        25,760         43,267        43,267
Financial instruments recorded as liabilities:
  Life policy benefits.........................    4,843,690     4,709,561      5,040,002     5,120,000

---------------
(1) Includes $18 and $2,200 carrying value and fair value for 1994 and 1993, respectively, of derivative securities used to hedge the foreign currency exposure on certain specific foreign fixed maturity investments.

(14) STOCKHOLDER'S EQUITY--RETAINED EARNINGS

The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted if such dividend, together with other distributions during the twelve preceding months would exceed the greater of ten percent of statutory surplus as regards policyholders as of the preceding December 31, or statutory net income for the preceding calendar year, then such proposed dividend must be reported to the Director of Insurance at least 30 days prior to the proposed payment date and may be paid only if not disapproved. Illinois insurance laws also permit payment of dividends only out of earned surplus, exclusive of most unrealized capital gains. The maximum amount of dividends which can be paid by the Company in 1995 is currently $0. The Company paid no cash dividends in 1994, 1993 or 1992.

The Company's net income (loss) and stockholder's equity as determined in accordance with statutory accounting principles are as follows:

(in thousands)                                                     1994         1993         1992
                                                                 --------     --------     ---------
Net income (loss).............................................   $ 44,491     $(36,178)    $(141,975)
                                                                 ========     ========     =========
Statutory surplus.............................................   $416,243     $329,430     $ 251,283
                                                                 ========     ========     =========

APPENDIX B

STATE PREMIUM TAX CHART

                                                                                  Rate of Tax
                                                                        --------------------------------
                                                                        Qualified          Non-Qualified
              State                                                       Plans                Plans
              -----                                                       -----                -----
    California......................................................      .50%                2.35%*
    District of Columbia............................................     2.25%                2.25%*
    Kansas..........................................................       --                 2.00%*
    Kentucky........................................................     2.00%*               2.00%*
    Maine...........................................................       --                 2.00%
    Mississippi.....................................................       --                 1.00%
    Nevada..........................................................       --                 3.50%*
    Pennsylvania....................................................       --                 2.00%
    South Dakota....................................................       --                 1.25%
    West Virginia...................................................     1.00%                1.00%
    Wyoming.........................................................       --                 1.00%

     * Taxes become due when annuity benefits commence, rather than when the premiums are collected. At the time of annuitization, the premium tax payable will be charged against the Contract Value.